UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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Adtalem Global Education Inc.
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LETTER FROM ADTALEM GLOBAL EDUCATION PRESIDENT AND CHIEF EXECUTIVE OFFICER

October 4, 2017

TO OUR SHAREHOLDERS:

Fiscal 2017 was a year of transformation for Adtalem Global Education. While we have some challenges ahead in fiscal 2018, I am confident that we are moving in the right direction and have a solid strategic roadmap to build on the successes we achieved in the past year.

We continue to lead our team with a sense of urgency and accountability to all of our stakeholders. Student outcomes remain a priority and our mission is fully aligned with delivering better financial performance.

It has truly been gratifying to lead such a mission-based organization and watch so many students, many of whom are first generation graduates just like me, walk across stages at our institutions’ graduation ceremonies.

It's equally gratifying to engage in conversations with faculty who wake up every morning eager to serve our students. They know who these students are and where they come from – and they are committed to supporting and empowering them.

We have a viable opportunity to democratize access to education by better pairing our programs with the students who can benefit most from them in a manner that improves their ability to learn.

This effort will increasingly call for us to partner with corporations, hospitals, government agencies and professional organizations to design education programs aimed at teaching new skills to employees. These organizations understand the need to adapt to changes in technology, business processes and customer preferences. We’re focused on helping them do that, while creating employment opportunities for our students.

I believe we can pursue these important endeavors, which are aimed at addressing currently unmet workforce skills gaps, while continuing to improve the underlying economics of how we operate. A stronger Adtalem is good for all of our constituents – our students, our business partners and our owners.

Adtalem Global Education is a new name, but our mission of empowering students through successful outcomes remains the same. In fact, Adtalem is now more inclusive of our portfolio as it aligns with all of our institutions. We are united in bringing to education what many traditional academic institutions do not: innovation, scale and continuous investment in academic quality.

LAYING THE GROUNDWORK TO RETURN TO GROWTH

Our fiscal 2017 operating results demonstrate that we have the right team in place to execute on our strategy and provide us with significant momentum to return to organic revenue growth in fiscal 2018.

We generated operating cash flow of $228 million in fiscal 2017. Net income excluding special items was $178 million for fiscal 2017, which resulted in earnings per share excluding special items of $2.79, up nearly 16 percent from fiscal 2016.

We strategically utilized our cash flow to invest in the academic quality and expansion of our programs aimed at enhancing our long-term growth profile, while further strengthening our balance sheet and enhancing returns to shareholders.

EXECUTING OUR PLAN — FOUR CORE PRIORITIES

Our four priorities remain the same; they start with our students, allowing us to excel in a competitive industry:

•	Maintaining a heightened student-centric focus. We are a leading education provider, and to continue to be a leader we need to make sure that everything we do reflects academic quality and student services that empower our students to excel
•	Return to organic revenue growth and increase operating income and earnings per share to unlock shareholder value. The education sector is rapidly changing as students and employers demand new program offerings and skillsets. Therefore, we need to remain nimble and focus on innovation and respond to the market in order to grow revenue in high-demand areas such as healthcare
•	Operate more efficiently to not only manage costs but also to operate smarter with a focus on results for our students
•	Ensure a proactive and strategic approach to government relations.

The for-profit higher education industry, including Adtalem, has to work harder to make key stakeholders aware of the extraordinary students we are educating – from medical doctors who are educated in the international medical schools and then return to the U.S. and Canada to obtain residencies and practice in rural and underserved areas – to technology and business graduates who successfully upskill and use their newfound skills to expand their career opportunities.

BUILDING ON OUR MOMENTUM — FISCAL 2018 AND BEYOND

I am excited about the year ahead. Our team is energized as we continue to transform Adtalem Global Education. Our mission to empower our students influences everything we do – from the programs we develop, to the delivery channels we offer, to the corporate partnerships we pursue.

On behalf of our board and all of our colleagues across Adtalem, I would like thank you, our fellow owners, for your support and ongoing feedback. We still have much work ahead of us, but the steps we are taking are leading to improved results. We are very fortunate to have partners in education and investment who understand what’s at stake and have confidence in our ability to execute on our strategy.

Lisa W. Wardell
President & CEO

3005 Highland Parkway
Downers Grove, IL 60515-5799

NOTICE
OF ANNUAL MEETING OF SHAREHOLDERS

Date:	November 8, 2017
Time:	9:00 a.m. Central Standard Time
Place:	Adtalem Global Education 3005 Highland Parkway Downers Grove, Illinois 60515

Record date:	September 20, 2017

Items of business:	(1)	Elect the directors named in the attached Proxy Statement to serve until the 2018 Annual Meeting of Shareholders

	(2)	Ratify appointment of PricewaterhouseCoopers LLP (“PwC”) as Adtalem’s independent registered public accounting firm for fiscal year 2018

	(3)	Say-on-Pay: Conduct an advisory vote to approve the compensation of named executive officers

	(4)	Say-on-Frequency: Conduct an advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers

	(5)	Approve the Third Amended and Restated Incentive Plan of 2013

	(6)	Consider such other business as may come properly before the Annual Meeting or any adjournment thereof

Date of mailing:	This notice and Proxy Statement, voting instructions, and Adtalem Global Education’s 2017 Annual Report to Shareholders are being mailed to shareholders beginning on or about October 4, 2017.

GENA L. ASHE
Senior Vice President, Chief Legal Officer
and Corporate Secretary

October 4, 2017

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:
VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope
BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Annual Meeting in Downers Grove, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 8, 2017. Our Proxy Statement and the Adtalem Global Education Inc. Annual Report for 2017 are available online at www.proxyvote.com or at our investor relations website, http://investors.adtalem.com/.

Proxies and Voting Information	PROXY STATEMENT

GENERAL INFORMATION

ANNUAL MEETING INFORMATION

We are providing this Proxy Statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Adtalem Global Education Inc. (“Adtalem”) for the 2017 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting (the “Annual Meeting”). We expect to begin mailing our proxy materials on or about October 4, 2017.

Time and Place: We are holding the Annual Meeting at 9:00 a.m. Central Standard Time on Wednesday, November 8, 2017, at Adtalem’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515.

Attendance Requirements: You may attend the Annual Meeting and vote in person even if you have returned a proxy in writing, by telephone or through the Internet.

Street-Name Holders: If you hold shares in a bank or brokerage account (known as shares held in “street name”), you must obtain a valid “legal proxy,” executed in your favor from the holder of record, if you wish to vote these shares at the Annual Meeting.

Matters for Shareholder Voting

At this year’s Annual Meeting, we are asking our shareholders to vote on the following matters:

	Proposal	Board Recommendation	Rationale for Board Recommendation
1.	Election of Directors Elect directors to serve until the 2018 Annual Meeting of Shareholders		• Diverse mix of backgrounds, represented by former Adtalem founder, current and former CEOs and a finance executive at a leading global company
2.	Ratification of Auditor Ratification of appointment of PwC as Adtalem’s independent registered public accounting firm for fiscal year 2018		• Independent with few ancillary services for Adtalem • Extensive global expertise
3.	Say-on-Pay Advisory vote to approve the compensation of Adtalem’s named executive officers		• Strong linkage of pay to both academic and financial performance • Balanced compensation program aligning performance to interests of students and all stakeholders
4.	Frequency of Say-on-Pay Advisory vote to determine the frequency of future advisory votes on compensation awarded to named executive officers		• Our shareholders have expressed interest in annual say-on-pay proposals • The Board values the opportunity to receive annual feedback to respond to changing market conditions
1

PROXY STATEMENT	Proxies and Voting Information

	Proposal	Board Recommendation	Rationale for Board Recommendation
5.	Amended and Restated Incentive Plan The Board has adopted the Third Amended and Restated Incentive Plan of 2013 and is recommending the shareholders approve it
• The amended and restated 2013 Plan authorizes an additional 3,300,000 shares for future issuance
• The amended and restated 2013 Plan includes a number of provisions that reflect best practice, including double-trigger vesting, minimum vesting requirements and an annual limit on equity awards to directors
• The amended and restated 2013 Plan is integral to Adtalem’s compensation strategies and programs

How to View Proxy Materials Online

Our Proxy Statement and the Adtalem Global Education Inc. Annual Report for 2017 are available online at www.proxyvote.com or at our investor relations website, http://investors.adtalem.com/.

Delivery of Proxy Statement

Adtalem will bear the expense of soliciting proxies and will reimburse all shareholders for the expense of sending proxies and proxy material to beneficial owners, including expenditures for foreign mailings. The solicitation initially will be made by mail but also may be made by Adtalem colleagues by telephone, electronic means or personal contact.

HOW TO VOTE

Please vote promptly. We encourage you to vote as soon as possible, even if you plan to attend the Annual Meeting in person. Your vote is important, and for all items other than ratification of our independent registered public accounting firm, your shares will not be voted by your bank or broker if you do not provide voting instructions. You may vote shares of Adtalem common stock (“Common Stock”) that you owned as of September 20, 2017, which is the record date for the Annual Meeting.

You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting and cast your vote in person at Adtalem’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Standard Time on Tuesday, November 7, 2017.

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Proxies and Voting Information	PROXY STATEMENT

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Annual Meeting if you:

•	Submit a written revocation to our Secretary,
•	Submit a later-dated proxy or voting instruction form,
•	Provide subsequent telephone or Internet voting instructions, or
•	Vote in person at the Annual Meeting.

If you sign and return your proxy card or voting instruction form without any voting instructions with respect to a matter, your shares will be voted by the proxy committee appointed by the Board (and each of them, with full powers of substitution) in accordance with the Board’s recommendation.

Voting at the Annual Meeting

The way you vote your shares prior to the Annual Meeting will not limit your right to change your vote at the Annual Meeting if you attend in person and vote by ballot. If you hold shares in street name and you want to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner, on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary for specific instructions on how to obtain a legal proxy.

Additional information regarding voting procedures and the Annual Meeting can be found under “Voting Instructions and Information” on page 83.

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PROXY STATEMENT	Corporate Governance

CORPORATE GOVERNANCE PRACTICES

KEY CORPORATE GOVERNANCE FACTS

Board Independence	•	8 out of 10 of our current directors are independent, including the chair of the Board (“Board Chair”)
	•	Our Audit and Finance, Compensation, and Nominating & Governance committees are composed entirely of independent directors
	•	Our CEO is the only member of management who serves as a director
Board Diversity	•	2 out of our 8 independent directors, and 3 out of our 10 directors, are female
	•	3 out of our 8 independent directors are persons of color
	•	5 out of our 10 directors are active or former CEOs or the equivalent
	•	3 out of our 10 directors have experience in the higher education sector
Shareholder Rights and Engagement	•	Our Board is fully declassified and all directors are elected annually
•
Our Board has an established policy, set forth in our Governance Principles, to call a special meeting of shareholders under certain circumstances if requested by shareholders owning for a period of one year or longer more than 25% of our outstanding shares

	•	Each share of Common Stock is entitled to one vote
	•	We do not have a shareholder rights plan
	•	We conduct regular outreach and engagement with our shareholders and value their insight and feedback
•
NEW THIS YEAR: Proxy Access: We have adopted proxy access, which allows any shareholder or group of up to 20 shareholders holding both investment and voting rights to at least 3% of Adtalem’s Common Stock for at least three years to nominate the greater of (i) two or (ii) 20% of Adtalem’s directors to be elected at an annual meeting of shareholders

•
NEW THIS YEAR: Majority voting with plurality carve out: Our By-Laws provide that any uncontested question brought before any meeting of Adtalem’s shareholders (other than the election of directors) will be decided by the affirmative vote of a majority of the total number of votes of Adtalem’s capital stock represented. Contested matters brought before any meeting of Adtalem’s shareholders will be decided by a plurality of the votes of Adtalem’s capital stock represented

	•	NEW THIS YEAR: Independent Lead Director: Our Governance Principles require a Lead Independent Director to be appointed in the event that the Board Chair is not an independent director
•
NEW THIS YEAR: Director resignation requirement: Our Governance Principles require a director whose principal job responsibility changes substantially during his or her tenure to tender his or her resignation, subject to acceptance by the Board

•
NEW THIS YEAR: Outside board service limits: Our Governance Principles limit directors to service on only three other boards of publicly traded companies and limit members of Adtalem’s Audit and Finance Committee to service on two other audit committees of publicly traded companies

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Corporate Governance	PROXY STATEMENT

Board Committees	•	We have five Board committees – Academic Quality, Audit and Finance, Compensation, External Relations, and Nominating & Governance
	•	The Chair of each committee, in consultation with the committee members, determines the frequency and length of the committee meetings
	•	Our Board and each of its committees are authorized to retain independent advisors
Director Stock Ownership	•	39% of our non-management directors’ annual compensation (excluding committee Chair fees) is in the form of restricted stock units (RSUs)
•
Our non-management directors (other than those who are affiliated with our shareholders) are subject to a policy requiring their ownership of shares with a value equal to or in excess of three times their annual retainer

Continuous Improvement	•	New directors receive a tailored, two-day, live training program about Adtalem and its institutions from management
	•	Our directors are encouraged to participate in director-oriented training programs
	•	The Board annually undergoes a self-assessment process to critically evaluate its performance at a committee and Board level
Communication	•	Our Board promotes open and frank discussion with senior management
	•	Our directors have access to all members of management

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PROXY STATEMENT	Corporate Governance

SUMMARY OF BOARD AND COMMITTEE STRUCTURE

Adtalem’s Board of Directors held 11 meetings during fiscal year 2017, consisting of 9 regular meetings and 2 special meetings. Currently, the Board has five standing committees: Academic Quality, Audit and Finance, Compensation, External Relations, and Nominating & Governance. The following table identifies each standing committee, its current members and current chairs, its key responsibilities and the number of meetings held during fiscal year 2017. Current copies of the charters of each of these committees and a current copy of Adtalem’s Governance Principles can be found on Adtalem’s website, www.adtalem.com, and are also available in print to any shareholder upon request from the Secretary of Adtalem, 3005 Highland Parkway, Downers Grove, IL 60515-5799. The Board has determined that the members of the Audit and Finance, Compensation, and Nominating & Governance committees are independent within the meaning of applicable laws and NYSE listing standards in effect at the time of determination.

	Key Responsibilities		Meetings in fiscal year 2017	Directors	Report
Adtalem Board of Directors	•	Strategic oversight	11	Chair: Christopher B. Begley • 8 of 10 directors are independent	n/a
	•	Corporate governance
	•	Leadership
	•	Risk oversight
	•	CEO succession planning
Academic Quality Committee	•	Supports improvement in academic quality and assures that the academic perspective is heard and represented at the highest policy-setting level and incorporated in all of Adtalem’s activities and operations	3	Chair: Ronald L. Taylor • Ann Weaver Hart • Kathy Boden Holland • James D. White	n/a
	•	Reviews the academic programs, policies and practices of Adtalem’s institutions
	•	Evaluates the academic quality and assessment process and evaluates curriculum and programs
Audit and Finance Committee	•	Monitors Adtalem’s financial reporting processes, including its internal control systems and the scope, approach and results of audits	9	Chair: William W. Burke(1) • Kathy Boden Holland • Fernando Ruiz The Board has determined that Mr. Burke is qualified as an audit committee financial expert	Page 67
	•	Selects and evaluates Adtalem’s independent registered public accounting firm, subject to ratification by the shareholders
	•	Reviews and recommends to the Board Adtalem’s financing policies and actions related to investment, capital structure and financing strategies
Compensation Committee	•	Oversees all compensation practices and reviews eligibility criteria and award guidelines for Adtalem’s compensation program	5	Chair: Fernando Ruiz • William W. Burke • Lyle Logan • Michael W. Malafronte	Page 48
	•	Assists the independent members of the Board in establishing the CEO’s annual goals, objectives and compensation
	•	Reviews and recommends to the Board compensation paid to non-employee directors
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Corporate Governance	PROXY STATEMENT

	Key Responsibilities		Meetings in fiscal year 2017	Directors	Report
External Relations Committee	•	Provides awareness and oversight of Adtalem’s external relations strategy, policy and practice	2	Chair: James D. White • Ann Weaver Hart • Michael W. Malafronte • Ronald L Taylor	n/a
	•	Monitors, analyzes and effectively manages legislative and regulatory policy trends, issues and risks
	•	Develops recommendations to the Board with regard to formulating and adopting policies, programs and communications strategy related to legislative, regulatory and reputational risk
	•	Oversees risks and exposures related to higher education public policy, as well as compliance with laws, regulations applicable to Adtalem
Nominating & Governance Committee	•	Reviews Board and committee structure and leads the Board self-evaluation process	4	Chair: Lyle Logan(1) • Michael W. Malafronte • James D. White	n/a
	•	Assesses Board needs and periodically conducts director searches and recruiting to ensure appropriate Board composition
	•	Recommends candidates for nomination as directors to the Board
	•	Oversees and conducts planning for CEO and director succession and potential related risks
	•	Recommends governance policies and procedures
(1)	Following Ms. Wardell’s resignation from the position in connection with appointment as President and CEO of Adtalem in May 2016, Mr. Logan was appointed by the Board as chair of the Audit and Finance Committee. Mr. Logan served in such position until the Mr. Burke was appointed by the Board in February 2017 as chair of the Audit and Finance Committee. During the term of Mr. Logan’s service as chair of the Audit and Finance Committee, Mr. Begley served as Chair of the Nominating & Governance Committee. In connection with the appointment of Mr. Burke as chair of the Audit and Finance Committee, the Board re-appointed Mr. Logan as Chair of the Nominating & Governance Committee in February 2017.

INDEPENDENT BOARD CHAIR

Since 2004, the offices of Board Chair and CEO have been held by different individuals, with the Board Chair currently being Mr. Begley, an independent director. The Board believes that the existing leadership structure currently serves Adtalem and its shareholders well. The Board has no specific policy with respect to the separation of the positions of Board Chair and CEO. However, in order to ensure continued Board independence, the Board has adopted a policy that, in the event the Board Chair and CEO roles are combined, or the Board Chair is not otherwise independent, the Board shall appoint a Lead Independent Director. The Board believes that this issue should be part of the succession planning process and that it is in the best interests of Adtalem and its shareholders for the Board to make a determination regarding this issue when it annually elects the Board Chair. During fiscal year 2017, the Board met in executive session without employee directors or other employees present at each regular Board meeting. Adtalem’s Board Chair presided over these sessions as the non-executive Board Chair.

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PROXY STATEMENT	Corporate Governance

DIRECTOR ATTENDANCE

Attendance at Board Meetings

During fiscal year 2017, our Board met 11 times. All of the Adtalem directors attended 75% or more of the meetings of the Board and Board committees on which they served that occurred during their respective time of service on the Board in fiscal year 2017.

Attendance at Annual Meetings

All of our directors who were directors at the time were present at the 2016 Annual Meeting of Shareholders, held in November 2016. Our Board encourages all of its members to attend the Annual Meetings but understands there may be situations that prevent such attendance.

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Corporate Governance	PROXY STATEMENT

SUMMARY INFORMATION ABOUT OUR DIRECTORS

Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships					Other Public Company Boards
				AUD	ACA	COM	ER	NG
Christopher B. Begley (Chair) Founder and former Chairman and CEO, Hospira, Inc. (Retired)	65	2011	x						2
William W. Burke(1) President and Founder, Austin Highlands Advisors, LLC	58	2017	x	c		x			2
Ann Weaver Hart President, University of Arizona	68	2016	x		x		x
Kathy Boden Holland(2) Executive Vice President, Elevate	50	2017	x	x	x
Lyle Logan Executive Vice President and Managing Director, Northern Trust Corporation	58	2007	x			x		c	1
Michael W. Malafronte Managing Partner, International Value Advisers, LLC, and President, IVA Funds	43	2016	x			x	x	x	1
Fernando Ruiz Corporate Vice President The Dow Chemical Company	61	2005	x	x		c
Ronald L. Taylor Senior Advisor, Former CEO, Adtalem Global Education	73	1987			c		x		1
Lisa W. Wardell President and CEO, Adtalem Global Education	48	2008
James D. White Retired Chairman, CEO and President Jamba, Inc.	56	2015	x		x		c	x	1
AUD	Audit and Finance Committee	COM	Compensation Committee
ACA	Academic Quality Committee	ER	External Relations Committee
NG	Nominating & Governance Committee	c	Committee Chair
x	Committee Member
(1)	Appointed to the board of directors on January 12, 2017. Mr. Burke was appointed to the Compensation Committee and as chair of the Audit and Finance Committee, on February 16, 2017.
(2)	Appointed to the board of directors on January 12, 2017. Ms. Boden Holland was appointed to the Academic Quality Committee and the Audit and Finance Committee on February 16, 2017.
9

PROXY STATEMENT	Proposal No. 1 — Election of Directors

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The current size of the Board of Directors is ten directors. The Board has nominated each of Adtalem’s sitting directors and recommends their re-election, each for a term to expire in 2018. All of the nominees have consented to serve as directors if elected at the Annual Meeting.

It is intended that all shares represented by a proxy in the accompanying form will be voted for the election of each of William W. Burke, Ann Weaver Hart, Kathy Boden Holland, Lyle Logan, Michael W. Malafronte, Ronald L. Taylor, Lisa W. Wardell and James D. White as directors unless otherwise specified in such proxy. A proxy cannot be voted for more than ten persons. In the event that a nominee becomes unable to serve as a director, the proxy committee will vote for the substitute nominee that the Board designates. The Board has no reason to believe that the nominees will become unavailable for election.

Each nominee for election as a director is listed below, along with a brief statement of his or her current principal occupation, business experience and other information, including directorships in other public companies held as of the date of this Proxy Statement or within the previous five years. Under the heading “Relevant Experience,” we describe briefly the particular experience, qualifications, attributes or skills that led to the conclusion that these nominees should serve on the Board. As explained below under the caption “Additional Information — Director Nominating Process and Factors Considered,” the Nominating & Governance Committee looks at the Board as a whole, attempting to ensure that it possesses the characteristics that the Board believes important to effective governance.

APPROVAL BY SHAREHOLDERS

The election of each of the eight nominees for director listed below requires the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Adtalem maintains a majority voting standard for uncontested elections, so for a nominee to be elected as a member of the Board, the nominee must receive more FOR votes than the aggregate WITHHOLD votes, abstentions and broker non-votes. If a nominee for re-election fails to receive the requisite majority vote where the election is uncontested, such director must promptly tender his or her resignation to the CEO or the Secretary, subject to acceptance by the Board.

Unless otherwise indicated on the proxy, the shares will be voted FOR each of the nominees listed below.

Election of Directors
The Board of Directors recommends a vote FOR each of the nominees listed below.

10

Proposal No. 1 — Election of Directors	PROXY STATEMENT

NOMINEES

WILLIAM W. BURKE
William W. Burke has been a director of Adtalem since January 2017. Since November 2015, Mr. Burke has served as President of Austin Highlands Advisors, LLC, a provider of corporate advisory services. He served as Executive Vice President & Chief Financial Officer of IDEV Technologies, a peripheral vascular devices company, from November 2009 until the company was acquired by Abbott Laboratories in August 2013. From August 2004 to December 2007, he served as Executive Vice President & Chief Financial Officer of ReAble Therapeutics, a diversified orthopedic device company which was sold to The Blackstone Group in a going private transaction in 2006 and subsequently merged with DJO Incorporated in November 2007. Mr. Burke remained with ReAble until June 2008. From 2001 to 2004, he served as Chief Financial Officer of Cholestech Corporation, a medical diagnostic products company. Mr. Burke has served on numerous public and private company boards and currently serves on the board of directors of Invuity, Inc., Tactile Systems Technology, Inc., and Myocardial Solutions, Inc. He previously served on the board of directors of LDR Holding Corporation (acquired by Zimmer Biomet in July 2016) and Medical Action Industries (acquired by Owens & Minor in October 2014). Mr. Burke received his BBA in Finance from The University of Texas at Austin and an MBA from The Wharton School of the University of Pennsylvania.

Relevant Experience

•
Mr. Burke’s experience as a senior executive and board member of multiple public companies, and his extensive understanding of financing, acquisition and operating strategy, enhances the Board’s capabilities from both a strategic and governance perspective.

President Austin Highlands Advisors, LLC
Age: 58 Director since 2017
Committees: Audit and Finance (Chair) Compensation

ANN WEAVER HART
Dr. Hart has been a director of Adtalem since February 2016. Ann Weaver Hart served as President of the University of Arizona from July 2012 until her retirement from higher education administration in June 2017. Dr. Hart continues to teach as professor of educational policy studies & practice in the College of Education, a post she also held during her presidency at the University of Arizona. During her tenure as president at the University of Arizona, Dr. Hart successfully led efforts to create and implement a fully integrated strategic academic and business plan to sustain the University of Arizona’s world-class education, research, and impact. Prior to her service at the University of Arizona, Dr. Hart was President of Temple University from July 2006 to July 2012, President of the University of New Hampshire from 2002 to 2006 and provost and vice president for academic affairs at Claremont Graduate University in Claremont, California from 1998 to 2002. Prior to her university-wide service, Dr. Hart served as professor of educational leadership, dean of the Graduate School and special assistant to the president at the University of Utah. In addition to her role at the University of Arizona, Dr. Hart is a member of the Association of American Universities, the Association of Public and Land-Grant Universities, the Association of College and University Educators (ACUE) Board of Advisors, and she is an advisor for the Lincoln Project: Excellence and Access in Public Higher Education at the American Academy of Arts and Sciences. Dr. Hart has received numerous professional and community service awards for her work, including the Michael P. Malone International Leadership Award from the Association of Public and Land-Grant Universities; the Girl Scouts of the USA Take the Lead Award; the Jack Culbertson Award in Educational Administration from the University Council for Educational Administration; and the PoWer Award from the Professional Women’s Roundtable. Dr. Hart holds a BS and MS in History and a Ph.D in Educational Administration, all from the University of Utah.

Relevant Experience

•
Dr. Hart’s experience as a successful president of and dean at several leading universities, deep experience as a teacher and scholar recognized internationally for research on leadership succession, organizational behavior, and work redesign in educational organizations, bring a strong and knowledgeable academic, operational, and strategic perspective to the Board deliberations.

President Emerita University of Arizona
Age: 68 Director since 2016
Committee: Academic Quality External Relations
11

PROXY STATEMENT	Proposal No. 1 — Election of Directors

KATHY BODEN HOLLAND
Kathy Boden Holland has been a director of Adtalem since January 2017. Since August 2016, Ms. Holland has served as Executive Vice President, Bank Products, of Elevate Credit, Inc., an online credit solution for non-prime consumers. She served as Chief Risk Officer and Executive Vice President, Corporate Development, of Elevate Credit from May 2014 until July 2016. From August 2012 to May 2014, she served as Executive Vice President, Corporate Development, of Think Finance Incorporated, an online financial product company. From October 2010 until August 2012, she served as President of RLJ Financial LLC, a portfolio company focused on developing and marketing new consumer credit products for the underbanked. Ms. Holland also serves as an Advisory Board Member of Capital A Partners, an early stage venture capital firm. Ms. Holland holds a BS in economics from University of Pennsylvania, The Wharton School, and an MBA from the University of North Carolina, Kenan-Flagler Business School.

Relevant Experience

•
Ms. Boden Holland’s brings to the Adtalem board of directors a keen knowledge of, and a depth of experience with, corporate finance, acquisitions, risk management, regulatory compliance and strategic planning. Her leadership experience and subject matter expertise provide a perspective that is critical to ensuring continued and sustainable growth at Adtalem.

Executive Vice President, Bank Products Elevate Credit, Inc.
Age: 50 Director since 2017
Committee: Academic Quality Audit and Finance

LYLE LOGAN
Mr. Logan has been a director of Adtalem since November 2007. Mr. Logan has been Executive Vice President and Managing Director, Global Financial Institutions Group of The Northern Trust Company since 2009. He previously served as Senior Vice President and Head of Chicago Private Banking within the Personal Financial Services business unit of Northern Trust from 2000 to 2005. Prior to 2000, he was Senior Vice President in the Private Bank and Domestic Portfolio Management Group at Bank of America. Mr. Logan received his undergraduate degree in accounting and economics from Florida A&M University and his master’s degree in finance from the University of Chicago Graduate School of Business. Mr. Logan currently serves as a director of Heidrick & Struggles International Inc.

Relevant Experience

•
Mr. Logan’s experience in senior leadership positions with leading banking and investment management organizations adds perspective and an understanding of global investment markets to the Board’s consideration of finance and investment management matters.

Executive Vice President and Managing Director, Northern Trust Corporation
Age: 58 Director since 2007
Committee: Nominating & Governance (Chair) Compensation
12

Proposal No. 1 — Election of Directors	PROXY STATEMENT

MICHAEL W. MALAFRONTE
Mr. Malafronte has been a director of Adtalem since June 2016. Mr. Malafronte is a founding partner of International Value Advisers, LLC (IVA) where he serves as managing partner and is responsible for overseeing all aspects of IVA, including developing company strategy and managing resources. Prior to IVA, Mr. Malafronte was a senior vice president at Arnhold and S. Bleichroeder Advisers, LLC where he worked for two years as a senior analyst for the First Eagle Funds. Prior to the First Eagle Funds, Mr. Malafronte was a portfolio manager at Oppenheimer & Close, where he assisted in the launch of a domestic hedge fund and offshore partnership and was responsible for all facets of portfolio management for the investment partnerships, including idea generation, in-depth research and stock selection. Mr. Malafronte currently serves as a director of IVA Fiduciary Trust. Mr. Malafronte earned a B.S. in finance and investments from Babson College.

Relevant Experience

•
Mr. Malafronte’s experience as a financial analyst covering institutions globally, and as a founder of a global investment firm, provides the Board a firm understanding of Adtalem’s shareholders and deeply informs Adtalem’s financial planning.

Managing Partner, International Value Advisers
Age: 43 Director since 2016
Committees: Compensation External Relations Nominating & Governance

RONALD L. TAYLOR
Mr. Taylor has been a director of Adtalem since November 1987. In July 2004 he became Adtalem’s Chief Executive Officer and served in that capacity until November 2006. He has served as a Senior Advisor to Adtalem since November 2006. From August 1987 until his November 2002 appointment as Co-Chief Executive Officer, he was President and Chief Operating Officer. In 1973 Mr. Taylor co-founded Keller Graduate School of Management and was its President and Chief Operating Officer from 1981 to 1987 and its Chief Operating Officer from 1973 until 1981. For over thirty-five years, Mr. Taylor served as a consultant /evaluator for the Higher Learning Commission. Mr. Taylor is a former member of the Board of Trustees of the North Central Association of Colleges and Schools and the Higher Learning Commission. Mr. Taylor received his undergraduate degree, cum laude, in government and international relations from Harvard University, and his master’s degree in business administration from Stanford University. Mr. Taylor currently serves as a director of Fusion Education Group.

Relevant Experience

•
Mr. Taylor’s experience as a co-founder, long-serving director and senior executive of Adtalem, including several years as co- or sole Chief Executive Officer, give him a deep understanding of Adtalem, a broad knowledge of the education marketplace and a historical perspective on its development. His role as the first and only person from a proprietary university to serve on the board of the Higher Learning Commission gives him unique experience in the accreditation process.

Senior Advisor, Former CEO, Adtalem Global Education
Age: 73 Director since 1987
Committees: Academic Quality (Chair) External Relations
13

PROXY STATEMENT	Proposal No. 1 — Election of Directors

LISA W. WARDELL
Ms. Wardell has been a director of Adtalem since November 2008 and was appointed as the President and Chief Executive Officer of Adtalem on May 24, 2016. Ms. Wardell was previously the Executive Vice President and Chief Operating Officer of The RLJ Companies (“RLJ”), a diversified holding company with portfolio companies in the financial services, asset management, real estate, hospitality, media and entertainment, and gaming industries since 2004. In her role at RLJ, Ms. Wardell closed $40 million in automotive dealership acquisitions and served as the Executive Vice President of RML Automotive, the 19th largest automotive dealership group in the U.S. and served on the board of Naylor, Inc., an RLJ Equity Partners’ portfolio company. In addition, Ms. Wardell served as the primary RLJ fundraiser for a $610 million money management fund and managed a hotel development project in West Africa. In 2010, Ms. Wardell served as Chief Financial Officer of a special purpose acquisition company that formed RLJ Entertainment, Inc., where she subsequently served as a director. Prior to joining RLJ, Ms. Wardell was a Principal at Katalyst Venture Partners, a private equity firm that invested in start-up technology companies in the media and communications industries from 1999 to 2003. From 1998 to 1999, Ms. Wardell worked as a senior consultant for Accenture, a global management consulting, technology services and outsourcing company. From 1994-1996, Ms. Wardell was an attorney with the Federal Communications Commission where she worked in the commercial wireless division. Ms. Wardell received her undergraduate degree in political science from Vassar College, her J.D. degree from Stanford University, and her master’s degree in finance and entrepreneurial management from the Wharton School of Business at the University of Pennsylvania. Ms. Wardell formerly served as non-executive chairman of Christopher & Banks Corporation (NYSE: CBK), where she served as an independent director from June 2011 to January 2017. In addition to her work at Adtalem, Ms. Wardell serves on the advisory board of McLarty Capital Partners, a $225 million small business fund, is a member of the executive network of RLJ Equity Partners, a middle-market private equity fund, and is a National Association of Corporate Directors (NACD) Board Leadership Fellow.

Relevant Experience

•
Ms. Wardell’s role as Chief Executive Officer of Adtalem, which gives her deep and current knowledge of Adtalem’s academic and business operations and strategy, makes her an essential member of the Board. Additionally, her experience as a senior business executive in private equity, operations and strategy and financial analysis, including mergers and acquisitions, together with her previous experience with a federal regulatory agency, give her important perspectives on the issues that come before the Board. These include business, strategic, financial and regulatory matters.

President and CEO Adtalem Global Education
Age: 48 Director since 2008
14

Proposal No. 1 — Election of Directors	PROXY STATEMENT

JAMES D. WHITE
Mr. White has been a director of Adtalem since June 2015. In 2016 he retired from his role as Chairman, President and Chief Executive Officer of Jamba, Inc., where he successfully led the company turnaround and the transformation of Jamba Juice from a made-to-order smoothie shop to a healthy active lifestyle brand with over 850 retail locations globally. Prior to Jamba, Inc. Mr. White served as Senior Vice President of Consumer Brands at Safeway, Inc. from 2005 to 2008. Prior to Safeway, he served as Senior Vice President of Business Development, North America at The Gillette Company, Inc. and held several positions at Nestlé Purina, including Vice President, Customer Interface Group. Mr. White began his career at the Coca-Cola Company. He serves as the Executive Chairman Bradshaw International and sits as a member on the board of Callidus Cloud. Mr. White previously served as a director of Jamba, Inc., Daymon Worldwide, Inc., Hillshire Brands Company, Panera Bread Co., and Keane Inc. Mr. White received his MBA from Fontbonne University and holds a Bachelor of Science Degree from the University of Missouri, Columbia.

Relevant Experience

•
Mr. White brings to the Board a background in marketing and strategic planning, gained in senior business leadership roles with Jamba, Inc., Safeway, Inc. and The Gillette Company, Inc. His global leadership experience also adds important perspectives to matters that come before the Board.

Retired Chairman, CEO and President, Jamba, Inc.
Age: 56 Director since 2015
Committees: External Relations (Chair) Academic Quality Nominating & Governance

15

PROXY STATEMENT	Proposal No. 1 — Election of Directors

DIRECTOR INDEPENDENCE

The Board has considered whether each director has any material relationship with Adtalem (either directly or as a partner, shareholder or officer of an organization that has a relationship with Adtalem) and has otherwise complied with the requirements for independence under the applicable listing standards of the New York Stock Exchange (“NYSE”).

As a result of this review, the Board affirmatively determined that, with the exception of Mr. Taylor and Ms. Wardell, all of Adtalem’s directors are “independent” of Adtalem and its management within the meaning of the applicable NYSE rules. Mr. Taylor is considered an inside director because of his status as a Senior Advisor to Adtalem. Ms. Wardell is considered an inside director because of her employment as President and CEO of Adtalem.

The Board considered the relationship between Adtalem and Northern Trust Corporation, at a subsidiary of which Adtalem maintains depository accounts and through which a significant portion of Adtalem’s disbursement activity is conducted, because Mr. Logan is Executive Vice President and Managing Director, Global Financial Institutions Group, with Northern Trust Global Investments, a business unit of Northern Trust Corporation. In fiscal year 2017, Adtalem incurred approximately $317,000 in fees to Northern Trust Corporation, which were partially offset against compensating balance credits earned on an average monthly outstanding balance of approximately $22.9 million. The Board concluded, after considering (i) that the relationship with Northern Trust Corporation predates Mr. Logan joining the Board, (ii) that Mr. Logan has had no involvement in the Adtalem banking transactions, and (iii) the lack of materiality of the transactions to Adtalem and to Northern Trust Corporation, and (iv) the fact that the terms of the transactions are not preferential either to Adtalem or to Northern Trust Corporation, that the relationship is not a material one for purposes of the NYSE listing standards and would not influence Mr. Logan’s actions or decisions as a director of Adtalem.

DIRECTOR CONTINUING EDUCATION

Members of the Board of Directors are encouraged to participate in continuing education and enrichment classes and seminars. During fiscal year 2017, Ms. Wardell and Mr. Burke attended the NACD’s Cyber Summit. Mr. Burke also attended the NACD Master Class and qualified as a NACD Board Leadership Fellow in fiscal year 2017.

DIRECTOR APPOINTMENT ARRANGEMENTS

On June 30, 2016, Adtalem entered into a Support Agreement (the “Support Agreement”) with each of the members of International Value Advisers, LLC (collectively, “IVA”) and Michael W. Malafronte, in his individual capacity and as a member of IVA, pursuant to which Adtalem increased the size of the Board by one director and appointed Mr. Malafronte to the newly-created vacancy. The Support Agreement also includes, among other provisions, certain standstill and voting commitments by IVA. The standstill period shall extend until such time as Mr. Malafronte, or any replacement of Mr. Malafronte designated by IVA pursuant to the Support Agreement, is no longer a member of the Board. Pursuant to the Support Agreement, Mr. Malafronte must resign from the Board if (i) he agrees to be included as a director nominee for election at any meeting of Adtalem shareholders other than as a director nominated by the Board for election at such meeting, (ii) IVA and its affiliated entities cease collectively to beneficially own or have other ownership interest in an aggregate net long position of at least 10% of the outstanding shares of Adtalem’s Common Stock (the “10% Ownership Requirement”) or (iii) either of IVA or Mr. Malafronte materially breaches any obligation under the Support Agreement and fails to cure such breach. On December 8, 2016, Adtalem entered into a letter agreement with IVA and Mr. Malafronte relating to the Support Agreement (the “Letter Agreement”). Pursuant to the Letter Agreement, Adtalem has agreed that Mr. Malafronte may remain a member of the Board for the duration of his term ending at the Annual Meeting. Due to Mr. Malafronte’s professional experience and the contributions he has made to the Board, the Board has nominated him for re-election for the term ending at the 2018 Annual Meeting of Shareholders and, in so doing, extended the Letter Agreement.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Various Adtalem policies and procedures, including the Code of Conduct and Ethics, which applies to Adtalem’s directors, officers and all other colleagues, and annual questionnaires completed by all Adtalem directors, director nominees and executive officers, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise

16

Proposal No. 1 — Election of Directors	PROXY STATEMENT

require disclosure under applicable Securities and Exchange Commission (“SEC”) rules. The Board annually reviews the continuing independence of Adtalem’s non-employee directors under applicable laws and rules of the NYSE. The Board, excluding any director who is the subject of an evaluation, reviews and evaluates director transactions or relationships with Adtalem, including the results of any investigation, and makes a determination with respect to whether a conflict or violation exists or will exist or whether a director’s independence is or would be impaired.

No relationships or transactions existed or occurred between Adtalem and any officer, director or nominee for director, or any affiliate of or person related to any of them, since the beginning of Adtalem’s last fiscal year, of the type and amount that are required to be disclosed under applicable SEC rules.

BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

Adtalem’s full Board is responsible for assessing major risks facing Adtalem and overseeing management’s plans and actions directed toward the mitigation and/or elimination of such risk. The Board has assigned specific elements of the oversight of risk management of Adtalem to committees of the Board, as summarized below. Each committee meets periodically with members of management and, in some cases, with outside advisors regarding the matters described below and, in turn, reports to the full Board at least after each regular meeting regarding any findings.

Board/Committee	Primary Areas of Risk Oversight
Full Board	•	Reputation
	•	Legal and regulatory compliance and ethical business practices
	•	Strategic planning
	•	Major organizational actions
	•	Education public policy
Academic Quality Committee	•	Academic quality
	•	Accreditation
	•	Curriculum development and delivery
	•	Student persistence
	•	Student outcomes
Audit and Finance Committee	•	Accounting and disclosure practices
	•	Information technology
	•	Financial controls
	•	Risk management policies and procedures
	•	Legal and regulatory compliance, including compliance and ethics program
	•	Capital structure
	•	Investments
	•	Foreign exchange
Compensation Committee	•	Compensation program
	•	Talent development
	•	Management succession planning
External Relations Committee	•	Higher education public policy
	•	Compliance with laws and regulations applicable to Adtalem
Nominating & Governance Committee	•	Corporate and institutional governance structures and processes
	•	Board composition and function
	•	Board Chair and CEO succession

17

PROXY STATEMENT	Proposal No. 1 — Election of Directors

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties wishing to communicate with the Board or any member or committee of the Board are encouraged to send any communication to: Secretary, Adtalem Global Education, 3005 Highland Parkway, Downers Grove, IL 60515-5799 and should prominently indicate on the outside of the envelope that it is intended for the Board, the independent directors as a group, or a committee or an individual member of the Board. Any such communication must be in writing, must set forth the name and address of the shareholder (and the name and address of the beneficial owner, if different), and must state the form of stock ownership and the number of shares beneficially owned by the shareholder making the communication. Adtalem’s Secretary will compile and promptly forward all such communications to the Board.

Communicating Accounting Complaints

Shareholders, Adtalem colleagues and other interested persons are encouraged to communicate or report any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of Adtalem’s Code of Conduct and Ethics (collectively, “Accounting Complaints”) to the Chief Legal Officer of Adtalem at the following address:

Chief Legal Officer
Adtalem Global Education
3005 Highland Parkway
Downers Grove, IL 60515-5799

Accounting Complaints also may be submitted in a sealed envelope addressed to the Chair of the Audit and Finance Committee, in care of the Chief Legal Officer, at the address indicated above, and labeled with a legend such as: “To Be Opened Only by the Audit and Finance Committee.” Any person making such a submission who would like to discuss an Accounting Complaint with the Audit and Finance Committee should indicate this in the submission and should include a telephone number at which he or she may be contacted if the Audit and Finance Committee deems it appropriate.

Adtalem colleagues may also report Accounting Complaints using any of the reporting procedures specified in Adtalem’s Code of Conduct and Ethics. All reports by colleagues shall be treated confidentially and may be made anonymously. Adtalem will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any colleague in the terms and conditions of his or her employment based upon any lawful actions taken by such colleague with respect to the good faith submission of Accounting Complaints.

18

Stock Ownership	PROXY STATEMENT

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by Adtalem to own beneficially more than 5% of our Common Stock, in each case as of June 30, 2017, except as otherwise noted.

Name	Amount and Nature of Beneficial Ownership	Percentage Ownership
BlackRock, Inc.	5,987,058(1)	9.6%
Fairpointe Capital LLC	5,233,476(2)	8.4%
Dimensional Fund Advisors LP	4,765,119(3)	7.6%
The Vanguard Group.	4,075,758(4)	6.5%
(1)	As reported in a statement on Schedule 13G/A filed with the SEC on January 23, 2017, BlackRock, Inc. reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:
Sole voting power:	5,834,385
Shared voting power:	0
Sole dispositive power:	5,987,058
Shared dispositive power:	0

The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

(2)	As reported in a statement on Schedule 13G/A filed with the SEC on February 13, 2017, Fairpointe Capital LLC reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:
Sole voting power:	5,098,324
Shared voting power:	0
Sole dispositive power:	5,172,776
Shared dispositive power:	60,700

The address of the principal business office of Fairpointe Capital LLC is 1 N. Franklin, Suite 330, Chicago, IL 60606.

(3)	As reported in a statement on Schedule 13G filed with the SEC on February 9, 2017, Dimensional Fund Advisors LP reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:
Sole voting power:	4,665,790
Shared voting power:	0
Sole dispositive power:	4,765,119
Shared dispositive power:	0

The address of the principal business office of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(4)	As reported in a statement on Schedule 13G filed with the SEC on February 9, 2017, The Vanguard Group reported beneficial ownership as of December 31, 2016, with respect to the shares as follows:
Sole voting power:	72,621
Shared voting power:	7,214
Sole dispositive power:	3,999,178
Shared dispositive power:	76,580

The address of the principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

19

PROXY STATEMENT	Stock Ownership

SECURITY OWNERSHIP BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by (1) each director of Adtalem, (2) each named executive officer listed on page 22, and (3) all directors and officers of Adtalem as a group, in each case as of June 30, 2017, except as otherwise noted. Adtalem believes that each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person, except as otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned Excluding Options and Full-Value Shares(1)	Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2017	Total Common Stock Beneficially Owned	Percentage Ownership
Non-Employee Directors
Christopher B. Begley	11,417	—	11,417	*
William W. Burke	—	—	—	*
Ann Weaver Hart	—	—	—	*
Kathy Boden Holland	—	—	—	*
Lyle Logan	13,202	3,500	16,702	*
Michael W. Malafronte	—	—	—	*
Fernando Ruiz	13,316	3,500	16,816	*
Ronald L. Taylor	737,922	4,375	742,297	1.19%
James D. White	2,636	—	2,636	*
Named Executive Officers
Lisa W. Wardell	32,828	127,611	160,439	*
Patrick J. Unzicker	11,021	48,033	59,054	*
Susan L. Groenwald	14,172	80,523	94,695	*
Robert A. Paul	11,994	82,173	94,167	*
Lisa M. Sodeika	4,056	14,115	18,171	*
Gregory S. Davis	1,046	100,760	101,806	*
Steven P. Riehs	12,611	138,911	151,522	*
All directors and officers as a Group (24 Persons)	910,811	984,238	1,895,049	3.04%
*	Represents less than one percent of the outstanding Common Stock.
(1)	“Common Stock Beneficially Owned Excluding Options and Full-Value Shares” includes stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the holder’s household, and stock in which the holder either has or shares voting and/or investment power, even though the holder disclaims any beneficial interest in such stock. Options exercisable and Full-Value Shares that are scheduled to vest within 60 days after June 30, 2017 are shown separately in the “Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2017” column.
20

Stock Ownership	PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires that Adtalem’s directors, executive officers and holders of more than 10% of Adtalem’s Common Stock file reports of ownership and changes in ownership of Common Stock with the SEC. Based solely upon a review of copies of such reports, or written representations that all such reports were timely filed, with the exception of a late Form 4 reporting sales by Gregory S. Davis pursuant to a trading plan under Rule 10b5-1 of the Exchange Act that were reported late by Adtalem’s equity plan administrator and a late Form 3 filing by Kathy Boden Holland that was reported late due to administrative errors, Adtalem believes that each of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them during fiscal year 2017.

21

PROXY STATEMENT	Executive Compensation

EXECUTIVE COMPENSATION

The following pages summarize our executive compensation program for our named executive officers (“NEOs”). Our 2017 NEOs are:

•	Ms. Lisa W. Wardell, President and Chief Executive Officer, Adtalem Global Education
•	Mr. Patrick J. Unzicker, Senior Vice President, Chief Financial Officer and Treasurer, Adtalem Global Education
•	Dr. Susan L. Groenwald, President, Chamberlain University
•	Mr. Robert A. Paul, Former President, DeVry University
•	Ms. Lisa M. Sodeika, Senior Vice President, External Relations and Regulatory Affairs, Adtalem Global Education
•	Mr. Gregory S. Davis, Former Senior Vice President, General Counsel and Secretary, Adtalem Global Education
•	Mr. Steven P. Riehs, Former Group President, Medical, Professional and Online Education

Compensation Discussion & Analysis

EXECUTIVE SUMMARY

Adtalem’s executive compensation program is designed to reward leaders for delivering strong financial results and building shareholder value. We firmly believe that academic quality and a strong student-centric focus leads to growth, and therefore we have incorporated measures into our executive compensation program to recognize leadership for their roles in improving student academic performance and outcomes.

This executive compensation program structure enables us to provide a competitive total compensation package while aligning our leaders’ interests with those of our shareholders and other stakeholders. The following chart highlights key objectives behind the development, review and approval of our NEOs’ compensation.

COMPENSATION OBJECTIVES
Our executive compensation program is designed to:
Align Incentives
Our purpose is to empower our students to achieve their goals, find success and make inspiring contributions to the global community. Success realizing our purpose drives growth, which leads to creation of sustainable, long-term value for our shareholders. Our compensation program is distinguished by its alignment not only with our shareholders, but also with our students, whose success is critical to our organization’s success.

Compete for Talent
Our compensation program is designed to attract, retain and motivate high-performing colleagues, particularly our key executives who are critical to our operations. Our compensation decisions take into account the competitive landscape for talent.

Reward Performance	We reward outstanding performance through:
	•	A short-term incentive program focusing our executives on achieving strong financial results, and superior academic and student outcomes, including through individual performance objectives, and
	•	A long-term incentive program providing a mix of equity vehicles designed to reward shareholder value creation, organizational performance, and successful academic and student outcomes.

22

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Fiscal Year 2017 Year in Review

2017 FINANCIAL AND OPERATIONAL HIGHLIGHTS

Adtalem made progress in the four priorities established at the beginning of the fiscal year, aimed at strengthening its value proposition, elevating its growth profile, further improving operating leverage and fostering a proactive approach to government relations. Adtalem enters fiscal year 2018 with momentum in pursuit of its primary mission of empowering its students and filling the global work force skills gaps that are prevalent in society.

Adtalem’s fiscal year 2017 financial results reflect continued solid growth in its Medical and Healthcare; Professional Education; and Technology and Business segments, with revenue increasing 2.4 percent, 28.0 percent and 40.9 percent respectively, while U.S. Traditional Postsecondary revenue decreased 21.2 percent. Nonetheless, through substantial expense reduction initiatives, Adtalem achieved fiscal year 2017 net income excluding special items of $178.4 million, compared to $155.3 million in the prior year.

Fiscal year 2017 revenue was below our expectations, while net income, excluding special items, exceeded our expectations, each as reflected in our fiscal year 2017 operating plan, which served as the basis for our fiscal year 2017 MIP financial performance targets. As a result, the portions of executive officer Management Incentive Plan (MIP) awards based on Adtalem revenue and net income paid out at 91.2% and 123.1% of target, respectively

NEW COMPANY NAME MARKS CONTINUING TRANSFORMATION

In the second half of fiscal year 2017, the company, formerly known as DeVry Education Group, launched a colleague-driven process to select a new name and, in May 2017, obtained shareholder approval to change its name to “Adtalem.” The new name, chosen from over 5,000 colleague submissions, is derived from Latin words meaning “to empower” and signifies the company’s student-focused purpose. Now an owner and operator of seven institutions and a provider of professional education, the new name provides a more flexible platform to support its continued diversification across medical and healthcare, professional education, and technology and business.

CONTINUING STUDENT FOCUS AND STAKEHOLDER ENGAGEMENT

Adtalem continued to enhance its academic offerings and seek operational excellence throughout the year by developing and sharing best practices across its institutions. Notable academic achievements included:

•	Chamberlain College of Nursing’s recently established Chamberlain University and launch of a Master of Public Health degree program within a new College of Health Professions;
•	American University of the Caribbean School of Medicine (AUC) partnership with Western Connecticut Health System to enable AUC students to complete global health electives in Asia, Africa, and Latin America;
•	Ross University School of Veterinary Medicine collaboration with Johns Hopkins Bloomberg School of Public Health to explore research and joint educational activities;
•	Ross University School of Medicine’s establishment of its Center for Teaching and Learning;
•	Adtalem Brazil’s first national online MBA programs through its Damásio network; and
•	DeVry University’s development of its “DeVry Tech Path.”
23

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Adtalem also sought to extend its role as a leader in higher education and foster deeper understanding and engagement with policymakers and government officials through its “Student Commitments,” a series of practices and policies that establish critical new standards at all of our Title IV institutions and highlight efforts previously underway. Adtalem also acted to bring certainty to students, colleagues and shareholders by resolving governmental inquiries and actions concerning DeVry University’s advertising regarding student outcomes.

2017 Compensation Decisions and Actions

Factors Guiding Our Decisions (see page 35 for details)	•	Executive compensation program objectives, philosophy and principles	•	Shareholder input, including “say-on-pay” vote
	•	Adtalem’s mission, vision, purpose and “TEACH” values	•	Market norms, trends and best pay practices
	•	Financial performance of Adtalem and its individual institutions	•	Advice of independent outside compensation consultant
	•	Student academic performance and outcomes
Updates Implemented at the Beginning of Fiscal Year 2017
Expanded Performance-Based LTI Compensation

In fiscal year 2017, Adtalem expanded the portion of performance-based LTI compensation for Adtalem’s CEO, CFO and Group Executives responsible for multiple institutions from 25% to 40%.

Reintroduced Financial-Based Performance Shares

Adtalem reintroduced financial-based performance shares for certain leaders, and reduced the portion of LTI consisting of options. The new financial-based performance shares payout based on achievement of ROIC targets.

Adtalem’s CEO, CFO and Group Executives received annual LTI awards consisting of 40% options, 20% full-value shares (time vesting restricted stock units), 20% financial-based performance shares (performance vesting restricted stock units, based on ROIC attainment) and 20% mission-based performance shares (performance vesting restricted stock units, based on academic performance and student outcomes). Adtalem also expanded the portion of performance-based LTI for its other executive officers from 25% to 30%.

A summary of the new weightings, including the use of financial-based performance shares (discussed below), follows:

	Options (weight)	RSUs (weight)	PSUs (weight)
CEO	40%	20%	20% financial /20% mission
CFO & Group Executives	40%	20%	20% financial /20% mission
Single Institution Leaders	40%	30%	30% mission*
Home Office Functional Leaders	40%	30%	30% financial
*Performance Share Award for President of Becker Professional Education is financial-based.

24

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Adjusted Mission-Based Performance Shares In addition to annual adjustments to academic and student outcome performance targets based on past experience, Adtalem:
	•	Changed the minimum financial performance threshold metric for fiscal year 2017 grants from ROIC to EBITDA margin (applicable to the CEO and CFO);
	•	Focused performance goals for institutional leaders and group executives to goals solely for institutions under each executive’s leadership;
	•	Added a banking feature for annual targets based on annual performance achievement; and
	•	Expanded the performance curve for mission-based performance share awards from a range between 80 and 120 percent of target to a range between 50 and 150 percent of target.
Key Fiscal Year 2017 Compensation Decisions (see page 38 for details)
Base Salary

Reflecting Adtalem’s commitment to offering market competitive compensation to our key executives, in fiscal year 2017 Ms. Wardell received a 5% base salary increase. Mr. Unzicker did not receive a salary increase in September 2016 due to the fact that he was promoted to CFO in May 2016 and his salary was increased at the time of promotion. The annual base salary adjustments for the other NEOs, excluding mid-year market adjustments, ranged from 2.00% to 23.72% in September 2016.

Annual Incentives

For the CEO, 85% of the Management Incentive Plan (MIP) award is based on Adtalem measures of net income and revenue. The remaining 15% is based on individual performance. For the other NEOs, as in fiscal year 2016, 70% of the MIP award is based on financial performance at Adtalem (net income and revenue) or at the institutions for which NEO is responsible (operating income and revenue), and the remaining 30% is based on individual performance.

Following the end of fiscal year 2017, the MIP award was paid at 101% of target for the CEO and between 100% and 111% of target for the other NEOs, reflecting the financial performance of Adtalem and its institutions and individual contributions for fiscal year 2017.

Long-term Incentives

In fiscal year 2017, the CEO received a long-term incentive grant valued at $4.5 million. Values granted to the other NEOs ranged from approximately $344,000 to $571,000.

Changes for Fiscal Year 2018
Adjusted Committee Leadership Compensation

Following a review of Adtalem’s director compensation practices with the Compensation Committee’s independent compensation consultant, Willis Towers Watson, the Compensation Committee approved increases to the annual retainers paid to all directors to $75,000 (from $70,000).

Changed Management Incentive Plan Metric to EPS

Based on feedback from several of Adtalem’s shareholders, the Compensation Committee approved using Adtalem’s FY18 earnings per share (EPS) as a metric for management incentive plan payouts in lieu of net income, which encourages a balanced capital allocation approach while also incentivizing pursuit of net income growth.

25

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Shareholder Outreach

We value our shareholders’ opinions on the design and effectiveness of our executive compensation program. At our Annual Meeting of Shareholders in November 2016, 85% of the votes cast in our advisory “say-on-pay” shareholder vote approved our executive compensation package.

As part of Adtalem’s continuing shareholder outreach, Adtalem’s President and CEO, Lisa W. Wardell, and Senior Vice President, CFO and Treasurer, Patrick J. Unzicker, visited Adtalem’s major shareholders during fiscal year 2017. These shareholders owned, to the best of our knowledge, more than 59.5% of our shares outstanding as of the Annual Meeting record date.

Adtalem’s major shareholders expressed varying perspectives, a few common themes emerged from the discussions. Below is a summary of what we heard and the actions we took in response:

What we heard	How we responded
Empower deeper investor engagement	•	Adopted proxy access. Shareholders holding three percent of our outstanding common stock for three years may include nominations for the greater of two or 20% of our directors in our proxy statement
•
Changed Adtalem’s voting standard. Except in the case of director elections, uncontested matters now require approval by majority of the votes represented, and uncontested matters must be approved by a plurality of the votes represented

Institutionalize Current Strong Board Leadership	•
Adopted Lead Independent Director policy. In the event that our Board Chair is not an independent director, we will require the appointment of a Lead Independent Director, who shall have the broad responsibilities set forth in our Governance Principles

Ensure Continued Refreshment	•
Adopted policy limiting outside directorships. Directors are limited to serving on four boards, including the Adtalem board, and members of the Audit and Finance Committee are limited to serving on three Audit and Finance Committees, including the Adtalem Audit and Finance Committee

	•	Adopted director resignation policy. Directors whose principle job responsibility changes substantially during his or her tenure must tender their resignation, subject to acceptance by the Board

Adtalem and the Compensation Committee will continue to engage its shareholder base in the future to understand shareholder concerns, particularly in connection with potential changes to its compensation or governance practices.

26

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

PAY-FOR-PERFORMANCE FOCUS

We use both short- and long-term incentives to reward NEOs for delivering strong business results, increasing shareholder value and improving student outcomes. With our pay-for-performance philosophy, executives can earn in excess of target levels when their performance exceeds established objectives. And, if performance falls below established objectives, our incentive plans pay below target levels, which in some cases could be nothing at all.

CEO 2017 Compensation Mix*

(85% variable based on performance and/or stock price)

70%
Long-Term Incentives
Stock Options — 40%
Performance Shares — 20%
Full-value Shares — 40%
15%
Base Salary
15%
Annual Cash Incentive (MIP)
85% Variable

*Excludes perquisites

•	Program Design: Between 58% and 65% of the total direct compensation for our NEOs, is composed of variable pay.
–	The actual value realized from the annual Management Incentive Plan (“MIP”) award ranges from zero, if threshold performance targets are not met, up to 200% of targeted amounts for exceptional organizational performance.
–	Under the mission-based Performance Share component of our long-term incentive plan, payout is contingent on meeting academic or student outcome performance goals. The size of the payout is based on meeting academic or student outcome targets established for each institution across Adtalem, as outlined in the table below in “Pay-for-Academic-Performance”.
–	Under the financial-based Performance Share component of our long-term incentive plan, payout is contingent on meeting a minimum ROIC threshold. If the minimum level of ROIC performance is attained, the size of the payout is then based on achievement against ROIC targets.
•	Performance Assessment: Our Compensation Committee uses a comprehensive, well-defined and rigorous process to assess organizational and individual performance. We believe the performance measures for our incentive plans focus management on the appropriate objectives for the creation of short- and long-term shareholder value as well as organizational growth.
27

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Adtalem’s incentive compensation program for executives is designed to link compensation performance with the full spectrum of our business goals, some of which are short-term, while others take several years or more to achieve:

	Short-Term (Cash)	Long-Term (Equity)	Long-Term (Equity)	Long-Term (Equity)	Long-Term (Equity)
	Management Incentive Plan	Performance Shares (performance-based restricted stock units)	Performance Shares (performance-based restricted stock units)	Full-Value Shares (time-based restricted stock units)	Stock Options
Objective	Short-term operational business priorities	Medium-term improvement of student outcomes	Long-term shareholder value creation	Long-term shareholder value creation	Long-term shareholder value creation
Time Horizon	1 Year	3 Year cliff vesting	3 Year cliff vesting	4 Year ratable vesting	4 Year ratable vesting
Performance Measures	Revenue(1) Net Income(2) Individual Goals	Student Outcomes	ROIC	Stock Price	Stock Price
(1)	A portion of the MIP payout for executive leadership of business segments and business units is also based on the revenue and operating income at such executive’s business segment or business unit.
(2)	Metric will be earnings per share (EPS) for fiscal year 2018.

Other key features of our executive compensation program include:

•	Stock ownership requirements: Our stock ownership guidelines require all senior executives to meet specific ownership targets as a multiple of base salary. This requirement subjects these executives to the same long-term stock price volatility our shareholders experience. Currently, all NEOs and directors who are no longer subject to a phase-in period have met the minimum ownership requirements. See page 45 for more information.
•	Incentive Compensation Recoupment Policy: If the Compensation Committee determines that an executive received an incentive based on financial results that were restated due to knowing or intentional, fraudulent or illegal conduct on the part of the executive, Adtalem may recover the incentive (in whole or in part). This policy serves to increase transparency and discourage executives from engaging in behavior that could potentially harm Adtalem or its shareholders.
28

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

PAY-FOR-ACADEMIC-PERFORMANCE FOCUS

Adtalem’s Mission-Based Performance Shares Put Focus on Student Outcomes

Adtalem’s purpose is to empower students to achieve their academic and career goals. We believe our continuing focus on a student-centered culture of care has distinguished Adtalem, and is essential to preserving and enhancing shareholder value in a challenging regulatory and competitive environment. Our senior executives with direct influence over our institutions should be held accountable to, and rewarded for, the realization of our purpose — specifically, to sustain and continuously improve the quality of our educational programs as reflected in the performance and achievement of students. And since the ongoing achievement of our students is essential to the creation of long-term shareholder value, beginning in August 2012 we decided to tie a portion our Performance Shares to a combination of measures of student achievement for each of our core educational institutions. We call this our “Mission-Based” award, which comprised 20% to 30% of our certain executive officers’ LTI compensation in fiscal year 2017.

Our mission-based Performance Share program stands alone among publicly-held proprietary higher education organizations. Unlike most performance-based equity awards, our mission-based Performance Shares first and foremost reward academic performance and student outcomes. The measures we use in our Performance Shares are important standards of the success of our institutions but they are not widely used in the investor and executive compensation communities. In an effort to enhance investor understanding, we present in this section a review of Adtalem’s Performance Share program – reviewing its history, evolution and place in Adtalem, including a review of the Performance Shares vesting this year.

History of Performance Share Grants

In 2010, we developed a set of Executive Compensation Principles, set forth on page 35, to guide us in the design, evaluation and administration of our executive compensation programs. In 2011, the Compensation Committee reviewed Adtalem’s compensation program through the lens of its Compensation Principles and concluded that, since the success of Adtalem’s students is fundamental to Adtalem’s success, the executive compensation program should evolve to reinforce Adtalem’s student-centered purpose. While Adtalem’s success, as reflected in its financial performance and stock value, is aligned with student success, the Compensation Committee desired an added compensation component that would further align student success with the compensation of Adtalem’s executive leadership.

With this objective, the Compensation Committee engaged its independent consultant, Willis Towers Watson, to work with Adtalem’s leadership in the design of an LTI program focused on student success. The resulting Performance Shares, first awarded in August 2012, were designed to reward long-term academic and student outcome performance over a three year performance period.

We believe our program has served to distinguish us in our competition for leadership talent. Beginning in 2014, to further drive academic performance, Adtalem expanded its Performance Share program to senior management at Adtalem and each of its institutions. Institutional leaders, other than Adtalem’s executive officers, receive a portion of LTI as academic-based Performance Shares, with performance goals aligned to academic performance and student outcomes at their institutions. As noted above in “2017 Compensation Decisions and Actions,” we further refined the program, most notably by increasing the portion of mission-based Performance Shares awarded to our institution leaders from 25% to 30% of overall LTI and by focusing the metrics to reward performance solely at each executive’s institution.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Review of Performance Share Payouts from 2014 Awards

Performance share awards granted in 2014 vested in 2017, with an overall payout of 66% of target, demonstrating that the high standards established for Adtalem’s institutions were challenging. The table below shows the performance measures and targets established for the 2014 Performance Shares, the performance of each institution against such goals, and the resulting payout attributable to such institution. A summary of each academic performance measure can be found in Appendix B of this Proxy Statement.

				Performance Goals (FY15-17)
Institution	Performance Measure		Weighting	Threshold (80% Payout)	Target (100% Payout)	Maximum (120% Payout)	Performance Achieved	Payout (as % of Target)
Medical Programs (RUSM & AUC)	USMLE 1st Time Pass Rate: Step II	CK	15%	85%	88%	95%	85%	82%
	USMLE 1st Time Pass Rate: Step II	CS	15%	85%	88%	95%	90%	105%
Chamberlain	BSN NCLEX 1st Time Pass Rate		30%	86%	90%	92%	82%	0%
DeVry University	Persistence		30%	81.7%	82.7%	83.7%	82%	89%
Carrington	Retention		10%	81.5%	82.5%	83.5%	83%	109%
					Total Payout (as % of Target):			66%

Changes to Performance Shares for Fiscal Year 2017

After two years of experience and learning with the original performance measures used in the 2012 and 2013 grants, the Compensation Committee revised the academic and student outcome-based performance measures for the first time in the awards made to Adtalem executive officers in 2014. As described in Adtalem’s 2015 proxy statement, the Compensation Committee’s changes in 2014 were made with a focus on simplifying the Performance Share award to better motivate leadership, rebalancing the goals based on the contribution of each institution, and focusing the performance goals to allow for measures for acquired institutions in the future in keeping with Adtalem’s diversification strategy. In an effort to ensure that these changes had a balanced impact on the potential payout of the awards, based on the 2015 payouts, the Compensation Committee eliminated from the 2014 and 2015 awards measures that performed above and below target, namely the Step 1 USMLE Pass Rates used at American University of the Caribbean School of Medicine (“AUC”) and Ross University School of Medicine (“RUSM”) as well as the NAVLE 1st Time Pass Rate used at Ross University School of Veterinary Medicine (“RUSVM”).

In 2015, the Compensation Committee further revised the Performance Shares with a view to establishing goals, where feasible, relative to performance across other institutions so that the rigor of such goals is objective and more easily understood. Performance measures and targets at DeVry University and Carrington College were maintained but the performance scales were broadened to mitigate risks that small changes in performance would result in outsized payouts. For RUSM and AUC, a performance measure for the first time pass rate for the USMLE Step I exam was added back in recognition of its ultimate importance for residency placements.

In 2016, the Compensation Committee further revised the Performance Shares to refine the goals, driving greater focus on items that executive officers can control and further strengthening the alignment between pay and performance. Performance measures and targets were added for Adtalem Education of Brazil (“Adtalem Brazil”) in recognition of its size and growth potential. Additionally, the Compensation Committee widened the performance range for Chamberlain’s BSN NCLEX 1st Time Pass Rate goals and also reduced its weighting from 30% to 25%, strengthened the New Student Undergrad Persistence (3rd session of enrollment) metric of DeVry University and reduced its weighting from 30% to 20%, changed the payout curve for Performance Shares at threshold and maximum from 80% and 120% of target, respectively, to 50% and 150% of target, added a banking feature for annual targets, allowing participants to “bank” earned shares based on a single year performance, and changed the minimum financial performance threshold from ROIC to EBIDTA margin for our CEO and CFO.

30

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

A summary of the changes follows:

		Change	Rationale
Add Institution	Add Adtalem Brazil		•	Added in recognition of Adtalem’s status comprising the Technology and Business segment and growth potential
Re-weight	↓	BSN NCLEX 1st Time Pass Rate goals weighting: 30% ➜ 25%	•	Increases pay and performance alignment
	↓	New Student Undergrad Persistence (3rd session of enrollment) metric of DeVry University weighting: 30% ➜ 20%	•	Provides reasonable balance to the equity portfolio
Widened Performance Curve	↓	BSN NCLEX 1st Time Pass Rate goals: 400 bps less than or more than the national nursing college pass rate ➜ 500 bps less than or more than the national nursing college pass rate	•	To keep appropriate alignment with widened payout percentage possible payouts
	↓	Payout curve for Performance Shares at threshold and maximum: 80% and 120% of target, respectively ➜ 50% and 150% of target, respectively	•	Facilitates pay-for-performance alignment and differentiation
Changed Metric	Changed minimum ROIC requirement for CEO to EBITDA margin		•	Continue focus on delivering strong results in conjunction with re-introduction of stand-alone ROIC performance shares

Mission-Based Performance Shares Targets for Fiscal Year 2017

As a result of these changes, the resulting Performance Standards for the fiscal year 2017 Performance Share awards were established for the awards for Ms. Wardell and Mr. Unzicker.

			Performance Goals (FY17-19)
Institution	Performance Measure	Weight	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Chamberlain	BSN NCLEX 1st Time Pass Rate	25%	500 bps less than the national pass rate norm	National nursing college pass rate norm(1)	500 bps more than national pass rate norm
DeVry University	New Student Undergrad Persistence (3rd session of enrollment)	20%	55.0%	56.0%	57.0%
Adtalem Brazil	General Course Index ("IGC")	15%	50th Percentile	60th Percentile	75th Percentile
Medical Programs (RUSM & AUC)	Step I	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
	Step II CK	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
	Step II CS	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
Carrington	Retention	10%	80.0%	82.5%	85.0%
(1)	The national pass rate norm is defined as the 3-year average 1st time pass rate of U.S. national baccalaureate graduates taking the NCLEX exam, as reported by the National Council of State Boards of Nursing (NCSBN) for the CYs 2016, 2017, and 2018.
(2)	The international pass rate norm is defined as the 3-year average 1st time pass rate of medical school students attending institutions outside the U.S. or Canada taking the USMLE exams, as reported by the Educational Commission for Foreign Medical Graduates (ECFMG) for CYs 2016, 2017, and 2018.
(3)	The U.S. pass rate norm is defined as the 3-year average 1st time pass rate of medical school students attending U.S. institutions taking the USMLE exams, as reported by the National Board of Medical Examiners (NBME) for CYs 2016, 2017, and 2018.
31

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

The following performance goals will be in place for the awards associated with the three-year performance period starting July 1, 2016 (FY17-FY19) for Dr. Groenwald.

			Performance Goals (FY17-19)
Institution	Performance Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Chamberlain	BSN NCLEX 1st Time Pass Rate	33.33%	500 bps less than the national pass rate norm	National nursing college pass rate norm(1)	500 bps more than national pass rate norm
	RN-BSN 1st Session Retention	33.33%	83%	85%	87%
	Pre-Licensure BSN 3rd Session Retention	33.33%	88%	91%	94%
(1)	The national pass rate norm is defined as the 3-year average 1st time pass rate of U.S. national baccalaureate graduates taking the NCLEX exam, as reported by the National Council of State Boards of Nursing (NCSBN) for the CYs 2016, 2017, and 2018.

The following performance goals will be in place for the awards associated with the three-year performance period starting July 1, 2016 (FY17-FY19) for Mr. Paul.

			Performance Goals (FY17-19)
Institution	Performance Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
DeVry University	New Student Undergrad Persistence (3rd session of enrollment)	50%	55.0%	56.0%	57.0%
	End of Course Evaluation Score (ECE)	50%	3.25	3.45	3.60

32

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

PAY-FOR-FINANCIAL-PERFORMANCE FOCUS

Adtalem’s Financial-Based Performance Shares Reward Strong Capital Allocation Decisions

As noted above, Adtalem acted in fiscal year 2017 to further align its mission-based performance shares with a focus on academic outcomes by removing the financial performance thresholds for grants to all executives other than Adtalem’s CEO and CFO. Adtalem also acted to focus executive performance on capital allocation and stewardship of Adtalem’s resources by shifting a portion of equity awards previously granted as options and time-based restricted stock units to financial-based performance shares. The financial-based performance shares vest after three years based on the greater of ROIC achieved during each fiscal year of the three year performance period or the average ROIC achieved during the three fiscal year performance period.

In fiscal year 2017, half of all Performance Shares awarded to Mr. Wardell, Mr. Unzicker and Mr. Riehs were financial-based performance shares and all of the Performance Shares awarded to Mr. Davis and Ms. Sodeika were financial-based performance shares. The financial-based performance shares, which have a three-year performance period starting July 1, 2016 (FY17-FY19), have the following Adtalem-level ROIC targets:

Performance Period	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
FY2017	8.00%	9.50%	11.00%
FY2018	8.00%	9.50%	11.00%
FY2019	8.25%	9.75%	12.50%
3-Year Goal	8.00%	9.50%	11.50%

33

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

EXECUTIVE COMPENSATION GOVERNANCE AND PRACTICES

What We Do		What We Don’t Do
✓	Pay for economic and academic performance	✗	Benchmark against other organizations

✓	Solicit and value shareholder opinions about our compensation practices	✗	Provide tax gross-ups for severance payments

✓	Deliver total direct compensation primarily through variable pay	✗	Re-price stock options

✓	Set challenging short- and long-term incentive award goals	✗	Pay dividends on performance-based restricted stock units

✓	Use relevant academic and student outcome measures for a portion of our long-term incentive award	✗	Provide excessive perquisites

✓	Provide strong oversight that ensures adherence to incentive grant regulations and limits	✗	Offer a defined benefit pension or supplemental executive retirement plan (SERP)

✓	Maintain robust stock ownership requirements	✗	Reward executives without a link to performance

✓	Adhere to an incentive compensation recoupment policy (“clawback” policy)

✓	Offer market-competitive benefits

✓	Consult with an independent advisor on pay

✓	Prohibit hedging and pledging Adtalem stock

34

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

OVERSIGHT OF PAY AND PHILOSOPHY

The Compensation Committee uses the following Principles of Executive Compensation to assess Adtalem’s executive compensation program and to provide guidance to management on the Compensation Committee’s expectations for the overall executive compensation structure:

Principle	Purpose
Stewardship / Sustainability	•	Reinforce Adtalem’s purpose and long-term vision
	•	Motivate and reward sustained long-term growth in shareholder value
	•	Uphold long-term interests of all constituents (including students, colleagues, employers, owners and taxpayers)
	•	Focus on sustaining and enhancing the quality and outcomes of education programs
	•	Promote continued differentiation and expansion of the Adtalem’s programs
Accountability	•	Ensure financial interests and rewards are tied to executive’s area of impact and responsibility (division, geography and function)
	•	Require timing of performance periods to match timing of colleague’s impact and responsibility (short-, medium- and long-term)
	•	Emphasize quality, service and academic and career results
	•	Articulate well defined metrics, goals, ranges, limits and results
	•	Motivate and reward achievement of strategic goals, with appropriate consequences for failure
	•	Comply with all legislation and regulation
Alignment	•	Promote commonality of interest with all stakeholders (including students, colleagues, employers, owners and taxpayers)
	•	Reflect and reinforce Adtalem’s values and culture
	•	Promote commonality of interests across business units, geography and up, down and across chain of command
	•	Provide a balance between short- and long-term performance
Engagement	•	Attract and retain high quality talent and provide for organizational succession
	•	Provide market competitive total compensation and benefits packages at all levels
	•	Promote consistent colleague development at all levels
	•	Motivate urgency, creativity and dedication to Adtalem’s purpose
	•	Clearly communicate the link between pay and performance
Transparency	•	Clear communication of compensation structure, rationale and outcomes to all colleagues and shareholders
	•	Simple and understandable structure that is easy for internal and external parties to understand
	•	Reasonable and logical relationship between pay at different levels
	•	Based on systematic goals that are objective and clear, with appropriate level of discretion

35

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Role of the Compensation Committee

The Compensation Committee determines the appropriate level of compensation for the CEO and NEOs. The Compensation Committee reviews and approves all components of annual compensation (base salary, annual cash incentive and long-term incentive) to ensure they align with the principles of Adtalem’s compensation program. In addition, the Compensation Committee meets periodically to review the design of the overall compensation program, approve performance targets and review management performance, and it assists in establishing CEO goals and objectives.

Each year, the Compensation Committee recommends CEO compensation to the Board, taking into consideration the CEO’s performance evaluation and advice from Willis Towers Watson, an independent executive consulting firm engaged by the Compensation Committee. In determining the CEO’s long-term incentive compensation, the Compensation Committee considers Adtalem’s absolute and relative performance, incentive awards to CEOs at comparable companies, past awards and the CEO’s expected future contributions, as well as other factors it deems appropriate.

The Compensation Committee approves base salary, annual incentive and equity compensation and perquisites for Adtalem’s NEOs, except for the CEO whose compensation package is determined by the Compensation Committee and approved by the independent members of the Board during executive session.

In reviewing Adtalem’s compensation program, the Compensation Committee considers whether the programs encourage unnecessary or excessive risk taking that would have an adverse effect on Adtalem and has determined that they do not.

Role of the Executive Officers and Management

The CEO, in consultation with the Senior Vice President, Human Resources and the Chief Financial Officer, provides the Compensation Committee with compensation recommendations for the other NEOs, including recommendations for annual base salary increases, annual cash incentive awards, and long-term incentive awards. These recommendations are based on market-competitive compensation data and the CEO’s assessment of each NEO’s performance in the prior year. While these recommendations are given significant weight, the Compensation Committee retains full discretion when determining compensation.

The Compensation Committee reviews and approves, with any modifications it deems appropriate, base salary, annual incentive awards and long-term incentive equity awards for Adtalem’s NEOs. The compensation package for the CEO is determined by the Compensation Committee and approved by the independent members of the Board during executive session.

Role of the Compensation Consultant

The Compensation Committee retains ultimate responsibility for compensation-related decisions. To add rigor to the review process and inform the Compensation Committee of market trends and practices, the Compensation Committee engaged the services of Willis Towers Watson in fiscal year 2017.

Willis Towers Watson analyzed Adtalem’s executive compensation structure and plan designs and assessed whether the executive compensation program is competitive and supports the Compensation Committee’s goal to align the interests of executive officers with those of shareholders, students and other stakeholders.

In fiscal year 2017, Willis Towers Watson’s primary areas of assistance were:

•	Gathering information related to current trends and practices in executive compensation, including peer group and broader market survey data;
•	Reviewing, analyzing and providing recommendations for Adtalem’s list of peer group companies;
•	Reviewing information developed by management for the Compensation Committee and providing input on such information to the Compensation Committee;
•	Attending and participating in all Compensation Committee meetings and most non-employee director executive sessions, as well as briefings with the Compensation Committee chair and management prior to meetings;
•	Reviewing with management and the Compensation Committee the materials to be used in Adtalem’s Proxy Statement.
36

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The Compensation Committee has the sole authority to approve the independent compensation consultant’s fees and terms of the engagement. Thus, the Compensation Committee annually reviews its relationship with, and assesses the independence of, Willis Towers Watson to ensure executive compensation consulting independence. The process includes a review of the services Willis Towers Watson provides, the quality of those services, and fees associated with the services during the fiscal year.

Executive Compensation Peer Group

To ensure Adtalem continues to provide total executive compensation that is fair and competitively positioned in the marketplace, the Compensation Committee reviews the pay level, mix and practices of peer group companies. The Compensation Committee does not target any specific percentile levels in establishing compensation levels and opportunities.

While including all large publicly-held, private sector higher education schools, Adtalem’s peer group also includes a broader group of organizations in order to provide more comprehensive compensation data. Adtalem’s expanded peer group includes publicly-held organizations that provide services over an extended period of time. In consideration of Adtalem’s significant focus on healthcare education, which requires attracting and retaining seasoned healthcare professionals and executives, the peer group also includes healthcare services companies. Revenue of most of the peer group organizations is generally between one-half and two times Adtalem’s revenue.

Based on recommendation of Willis Towers Watson, the Compensation Committee removed the following companies due to their bankruptcy, delisting, small scale or lack of customer or human resources market alignment:

•	Apollo Education Group, Inc.
•	ITT Educational Services, Inc.
•	Bridgepoint Education, Inc.
•	Hillenbrand, Inc.
•	Paychex, Inc.

Additionally, the Committee added the following higher education companies, due to their growth or recent public listing, the following healthcare companies, due to their shared recruiting pool, and an IT company due to its ownership of a business competing with Adtalem’s Professional Education business:

•	Grand Canyon Education, Inc.
•	Laureate Education, Inc.
•	AMN Healthcare Services
•	Gartner Inc.
•	Cross Country Healthcare

Adtalem’s resulting peer group is composed of:

AMN Healthcare Services	Graham Holdings Company	MEDNAX, Inc.
Bright Horizons Family Solutions, Inc.	Grand Canyon Education, Inc.	Regis Corp.
Brookdale Senior Living Inc.	H&R Block, Inc.	Scholastic Corporation
Career Education Corp.	HEALTHSOUTH Corp.	Select Medical Holdings Corporation
Cross Country Healthcare	Laureate Education, Inc.	Service Corp. International
Gartner Inc.	Lifepoint Hospitals Inc.	Weight Watchers International, Inc.

37

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

ANALYSIS OF 2017 COMPENSATION

Annual Base Salary

Annual base salaries for NEOs are intended to reflect the scope of their responsibilities, the experience they bring to their roles, and the current market compensation for similar roles outside Adtalem. Once established, base salaries are reviewed annually to reflect the executive’s prior performance and respond to changes in market conditions. The box below lists the criteria the Compensation Committee uses to determine changes to salary from one year to the next.

FISCAL YEAR 2017 BASE SALARY DECISIONS

In August 2016, the Board, based on the Compensation Committee’s recommendation in consultation with its compensation consultant, Willis Towers Watson, increased the base salary of Lisa Wardell, Adtalem’s President and CEO, by 5% for fiscal year 2017. The increase followed Ms. Wardell’s appointment as President and CEO in May 2016 at the same base salary as her predecessor and was designed to ensure Ms. Wardell’s compensation was competitive with compensation practices at Adtalem’s peer companies and to reflect the Board’s high expectations for her tenure.

Ms. Wardell recommended to the Compensation Committee the annual base salary of each of the other NEOs at the outset of fiscal year 2017. Her recommendations were made in consultation with the Senior Vice President of Human Resources and the Chief Financial Officer. They were based upon their experience with and analysis of the market at that time, their monitoring of the compensation levels at other organizations in Adtalem’s market and Ms. Wardell’s assessment of each NEO’s performance for the prior year.

	FY 2016	FY 2017	Percent Change
Lisa W. Wardell(1)	$895,000	$939,750	5%
Patrick J. Unzicker(2)	$410,000	$410,000	0%
Susan L. Groenwald	$426,420	$436,014	2.25%
Robert A. Paul	$400,794	$408,809	2.00%
Lisa M. Sodeika	$395,070	$402,971	2.00%
Gregory S. Davis(3)	$424,383	$525,000	23.71%
Steven P. Riehs(4)	$450,432	$460,567	2.25%
(1)	In connection with Ms. Wardell’s appointment as President and CEO on May 24, 2016, the Compensation Committee set her base salary at $895,000, which was equal to the base salary of Adtalem’s former President and CEO, Daniel M. Hamburger. Ms. Wardell’s base salary was subsequently increased 5% as part of annual adjustments for other executive officers.
(2)	Mr. Unzicker did not receive an annual base salary increase as he received an off-cycle base salary increase in connection with his promotion from Vice President, Finance and Chief Accounting Officer to Senior Vice President, Chief Financial Officer and Treasurer on May 31, 2016.
(3)	Mr. Davis resigned from Adtalem on January 24, 2017. Mr. Davis was paid $293,795, which was his pro-rated fiscal year 2017 base salary through his resignation date.
(4)	Mr. Riehs resigned from Adtalem on January 24, 2017. Mr. Riehs was paid $275,773, which was his pro-rated fiscal year 2017 base salary through his resignation date.
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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Annual Cash Incentive Compensation
The annual cash incentive, delivered through the MIP, provides NEOs with the opportunity to earn rewards based on the achievement of organizational and institutional performance and, to a lesser extent, individual performance.

FISCAL YEAR 2017 MIP DECISIONS
For fiscal year 2017, the target award opportunity for Adtalem’s former General Counsel increased to 60% (from 55%), the target award opportunity for Susan Groenwald increased to 65% (from 60%). No other changes were made to the MIP target award opportunity as a percentage of base salary for the other NEOs.

Based on an evaluation of organizational performance relative to MIP measures set at the beginning of fiscal year 2017, the final MIP awards were partially based on the following financial results, as adjusted for special items described in Appendix A:

• Adtalem achieved 109.3% of the target fiscal year 2017 net income performance goal of $163.3 million; and
• Adtalem achieved 98.2% of the target fiscal year 2017 performance goal of $1,842.1 million.

In addition, awards for Dr. Groenwald, Mr. Paul and Mr. Riehs included results from the performance of the institutions they oversee.

Based on this information, coupled with the evaluation of individual performance for each NEO during the course of the year, the Compensation Committee made the following MIP awards:

	Annual Target as a Percentage of Base Salary	FY17 Target Award Opportunity	FY Actual Award	Percent of Target Paid Based on FY17 Performance
Lisa W. Wardell	105%	$986,738	$1,000,485	101%
Patrick J. Unzicker	65%	$266,500	$294,483	111%
Susan L. Groenwald	65%	$283,409	$287,831	102%
Robert A. Paul	65%	$265,854	$270,214	102%
Lisa M. Sodeika	50%	$201,486	$219,317	109%
Gregory S. Davis(1)	60%	$178,641	$190,432	107%
Steven P. Riehs(1)	65%	$169,776	$170,396	100%
(1)	Target and actual payouts for Mr. Riehs and Mr. Davis are shown on a pro-rated basis based on a termination date of January 24, 2017.
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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

HOW THE MANAGEMENT INCENTIVE PLAN WORKS
MIP target award opportunities for each NEO are set by the Compensation Committee based on factors including external surveys of practices for positions with similar levels of responsibility. These targets, which are expressed as a percentage of base salary, are then reviewed at the beginning of each fiscal year based on updated market compensation data.

The MIP provided Adtalem’s current CEO with a target award opportunity of 105% of base salary and other NEOs target award opportunities between 50% and 65% of base salary. Actual awards can be higher or lower than the target opportunity based on the results for each performance measure. Performance below threshold for the goal will result in no payment for that performance goal. On the other hand, performance at or above threshold can earn an award ranging from 50% to 200% of the target amount. The maximum amount of 200% rewards exceptional performance compared to expectations, over-delivery of strategic initiatives, and/or achievement of initiatives not contemplated at the time goals were set.

The actual payout of an award is determined upon the completion of the fiscal year only after that fiscal year has ended and audited financial results have been substantially completed (i.e., in the beginning of the next fiscal year). Thus, MIP awards for fiscal year 2017 were determined and paid in the early part of fiscal year 2018, after the results for the fiscal year ended June 30, 2017, were confirmed. The payout is based on specific Adtalem net income, Adtalem revenue, institution operating income and institution revenue measures set by the Compensation Committee prior to the start of the year in which the performance is measured.

The Compensation Committee may exercise discretion in determining incentive payments. These adjustments are made to ensure the MIP rewards true operational performance as it is perceived by investors, encourages long-term decision making and is measured consistently. Appendix A details the Compensation Committee adjustments made for the last three fiscal years. In instances where an institution has not demonstrated performance commensurate with the potential award, the Compensation Committee has exercised negative discretion and reduced MIP payouts to certain associated colleagues. In the case of acquisitions, the Compensation Committee does not include revenue, and corresponding net income, from acquisitions in their evaluation of achievement against targets unless such expected revenue, and corresponding net income, had been factored into the performance target.

In addition to the actual results achieved through these organizational results, the Compensation Committee also considers individual performance over the course of that fiscal year for each NEO. Individual performance goals reflect functional results and/or institution performance appropriate for the executive, as well as academic outcomes, organizational strength and the advancement of Adtalem’s core values. Individual performance goals are designed to drive initiatives that support Adtalem’s strategy and further align leadership with Adtalem’s student-focused purpose.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The relative percentages assigned to the measures for each NEO for fiscal year 2017 are as follows:

	Organizational, Institution and Individual Performance Measure Allocation
	Adtalem Net Income	Adtalem Revenue	Institution Operating Income	Institution Revenue	Individual Performance
Lisa W. Wardell	45%	40%			15%
Patrick J. Unzicker	40%	30%			30%
Susan L. Groenwald	20%	10%	25%	15%	30%
Robert A. Paul	20%	10%	25%	15%	30%
Lisa M. Sodeika	40%	30%			30%
Gregory S. Davis	40%	30%			30%
Steven P. Riehs	20%	10%	25%	15%	30%

Set forth below, as an example of MIP determinations made for NEOs, is a summary of the calculation of the fiscal year 2017 award for Lisa Wardell:

	Target Award Opportunity (Weighting)	Target		Performance Achieved (Excluding Special Items)		Performance Relative to Target	Payout as a % of Target Award Opportunity based on Performance Relative to Target*	Target Award Opportunity ($ Amount)	Actual Award
Adtalem Net Income	45%	$163.3	mm	$178.4	mm	109.3%	123.1%	$444,032	$546,603
Adtalem Revenue	40%	$1,842.1	mm	$1,809.8	mm	98.2%	91.2%	$394,695	$359,962
Individual Performance	15%						63.5%	$148,011	$93,920
TOTAL							101.4%	$986,738	$1,000,485
*	The MIP Plan provides that if performance relative to target is below certain minimum thresholds, there will be no payout. Minimum thresholds for fiscal year 2017 were 80% of the net income goal and 90% of the revenue goal, and in each case would result in a 50% payout upon achievement. Every 1% achieved over (or under) the revenue goal would result in an additional (or a reduced) 5% award up to a maximum payout of 200% (or down to a 0% payout). Every 1% achieved over (or under) the net income goal would result in an additional (or a reduced) 2.5% award up to a maximum payout of 200% (or down to a 0% payout).

2017 PERFORMANCE GOALS

Financial goals set for our MIP participants are derived from Adtalem’s fiscal year operating plans, which are recommended by Adtalem’s executive management team and approved by the Board at the beginning of each fiscal year. Adtalem’s management planned significant cost reduction initiatives to preserve net income in a declining revenue environment driven by DeVry University’s competitive and regulatory challenges. For fiscal year 2017, these plans translated to financial performance goals of $163.3 million of net income and revenue of $1,842.1 million, representing an increase from fiscal year 2016 net income excluding special items and a decrease from fiscal year 2016 revenue. Due to the confidential nature of such information, and the competitive harm sharing it would cause, Adtalem does not disclose the particular institutional or segment performance goals utilized in its MIP. The Compensation Committee considers the organization’s performance goals to represent the best estimate of what the organization could deliver if management, individually and collectively, were to materially satisfy its goals and objectives for the year. All goals are designed to be aggressive yet achievable, with the expectation that it would take extraordinary performance on the part of management to exceed them to the extent necessary to yield maximum incentive payouts under the MIP.

The Compensation Committee approves individual performance goals and objectives for the CEO at the beginning of each fiscal year. The CEO also works collaboratively with the other NEOs in developing their respective individual performance goals and in assigning weightings to them to place additional emphasis on tactical priorities. The individual performance goals are factors in determining base salary adjustments, annual cash incentive compensation (MIP) and

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

long-term incentive compensation. Individual performance goals intentionally include elements that can be rated objectively as well as, to a lesser extent, elements that are of a subjective nature. Individual performance goals are used to drive stretch performance across a broad range of areas considered critical to our strategy and purpose. This allows the evaluator — the independent members of the Board in the case of the CEO, and the CEO with input and approval from the Compensation Committee in the case of the other NEOs — to assess the individual’s performance against objective criteria, while utilizing its discretion to make adjustments based on the individual’s perceived contributions and other subjective criteria.

A summary of the primary individual performance goals and objectives established for each of our NEOs follows:

Lisa W. Wardell (President and CEO)	• Reduce Adtalem home office costs
• Increase operating income at DeVry University
• Increase EBITDA at ACAMS
• Improve Adtalem Brazil undergraduate student persistence
Patrick J. Unzicker (SVP, Chief Financial Officer and Treasurer	• Reduce Adtalem home office costs
• Increase operating income and EPS for Adtalem
• Improve student outcomes at Chamberlain University
Susan L. Groenwald (President, Chamberlain University)	• Improve NCLEX pass rates at Chamberlain University
• Introduce new programs (Masters of Public Health)
• Increase new student enrollments (specifically RN to BSN)
Robert A. Paul(1) (Former President, DeVry University)	• Improve new and total student enrollments at DeVry University
• Launch DeVry Tech and new stackable program offerings
• Increase new student enrollment through the DeVryWORKS channel
Lisa M. Sodeika (SVP, External Relations and Regulatory Affairs)	• Create and implement student commitments for all Adtalem institutions
• Support organizations efforts to resolve ED and FTC regulatory matters and implement settlement requirements
• Increase performance of government affairs, regulatory affairs and the communications and media groups at Adtalem to support all institutions
Gregory S. Davis(2) (Former SVP, General Counsel and Secretary)	• Ensure successful resolution of regulatory matters
• Build internal legal team
• Manage outside legal counsel relationships and costs to more effectively serve the Adtalem organization
Steve P. Riehs(3) (Former Group President, Medical, Professional and Online Education)	• Increase medical and veterinary school new and total enrollments
• Increase pass rates for Step 1 and Step 2 USMLE exams and NAVLE exam
• Increase persistence and ensure academic outcomes at Adtalem Brazil institutions
(1)	Resigned as President, DeVry University on August 31, 2017.
(2)	Resigned as Senior Vice President, General Counsel and Secretary on January 24, 2017.
(3)	Resigned as Group President, Medical, Professional and Online Education on January 24, 2017.

Long-Term Incentive Compensation

Long-term incentive compensation at Adtalem consists of Performance Shares, “Full-Value Shares” (which are time-based restricted stock units) and stock options. The Compensation Committee targets the value of long-term incentive compensation for NEOs to represent a substantial percentage of their total compensation. These incentives are intended to serve three complementary objectives of our compensation program:

•	Promote long-term retention of key executives who are critical to our operations,
•	Reward executives for the delivery of long-term business results, and
•	Align executives’ long-term interests with those of our shareholders.
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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

FISCAL YEAR 2017 LONG-TERM INCENTIVE DECISIONS

For fiscal year 2017, NEOs received the following stock-based awards to deliver their overall long-term incentive grant:

	Stock Options	Full-Value Shares	Performance Shares	Total Value of 2017 Long-Term Incentive Grant
Lisa W. Wardell	$1,741,417	$900,073	$1,784,014	$4,425,504
Patrick J. Unzicker	$193,389	$100,114	$198,224	$491,727
Susan L. Groenwald	$193,389	$150,052	$148,727	$492,168
Robert A. Paul	$193,389	$150,052	$148,727	$492,168
Lisa M. Sodeika	$135,441	$105,108	$104,179	$344,728
Gregory S. Davis	$224,523	$174,070	$172,532	$571,125
Steven P. Riehs	$222,477	$115,095	$227,922	$565,494

HOW THE LONG-TERM INCENTIVE PLAN WORKS

The Compensation Committee granted equity awards to each of the NEOs in August 2016 based on both retrospective and prospective considerations and organizational and individual considerations. The Compensation Committee took into account the same seven criteria described in the “Annual Base Salary” section above in determining the size of these awards. Awards were delivered through a mix of stock-based vehicles with an increase in Performance Shares in fiscal year 2017 to increase the pay and performance alignment and provide a reasonable balance to the equity portfolio:

Tier	Name	Stock Options	Full-Value Shares	Performance Shares
CEO	Lisa W. Wardell	40%	20%	20% ROIC / 20% mission
CFO and Group Executives	Patrick J. Unzicker Steven P. Riehs	40%	20%	20% ROIC / 20% mission
Single Institution Leaders	Susan L. Groenwald Robert A. Paul	40%	30%	30% mission
Home Office Functional Leaders	Lisa M. Sodeika Gregory S. Davis	40%	30%	30% ROIC
STOCK OPTIONS: Stock option grants vest in equal installments over a four-year period beginning on the first anniversary of the grant date, subject to the NEO’s continuous service at Adtalem. The Compensation Committee granted incentive stock options (ISOs) with a value of up to the $100,000 Internal Revenue Service (“IRS”) limitation applicable to each one-year vesting period. To the extent this limitation was met for any NEO, the remaining portion of the stock option award was issued in the form of non-qualified stock options. The Compensation Committee recognizes that Adtalem may not receive a tax deduction for ISOs, but weighed this consideration against the tax benefit ISOs provide to colleagues and the additional enhancement to Adtalem’s ability to attract and retain executives. The Compensation Committee determined it was in Adtalem’s best interest to continue utilizing ISOs in the manner described.

FULL-VALUE SHARES: Full-Value shares are time-based restricted stock units that vest in equal installments over four years beginning on the first anniversary of the grant date, subject to the NEO’s continuous service at Adtalem.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

FINANCIAL-BASED PERFORMANCE SHARES: Financial-Based Performance Shares granted for fiscal year 2017 are based on the greater of ROIC against a target each fiscal year over a three-year period, with performance achieved in each performance year “banked”, or an average ROIC over a three-year period against a three-year target. At the end of the three-year performance period, if threshold level performance is attained, participants can earn between 50% and 150% of the target number of Performance Shares. If performance is below threshold, 0% of the Performance Shares will vest for that component of the award. Straight-line interpolation will be used to determine achievement of Performance Shares to be vested between threshold and target and also between target and maximum payout of 150%.

MISSION-BASED PERFORMANCE SHARES: Mission-Based Performance Shares granted for fiscal year 2017 are based on achieving certain academic goals over a three-year performance period. At the end of the three-year performance period, if threshold level performance is attained for each of the academic goals established for each institution, participants can earn between 50% and 150% of the target number of Performance Shares. If performance is below threshold for any individual academic measures, 0% of the Performance Shares will vest for that component of the awards. Straight-line interpolation will be used to determine achievement of Performance Shares to be vested between threshold and target and also between target and maximum payout of 150%.

			Performance Goals (FY17-19)
Institution	Performance Measure	Weight	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Chamberlain	BSN NCLEX 1st Time Pass Rate	25%	500 bps less than the national pass rate norm	National nursing college pass rate norm(1)	500 bps more than national pass rate norm
DeVry University	New Student Undergrad Persistence (3rd session of enrollment)	20%	55.0%	56.0%	57.0%
Adtalem Brazil	General Course Index ("IGC")	15%	50th Percentile	60th Percentile	75th Percentile
Medical Programs (RUSM & AUC)	Step I	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
	Step II CK	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
	Step II CS	10%	International med school pass rate norm(2)	Midpoint between threshold and max	U.S. med school pass rate norm(3)
Carrington	Retention	10%	80.0%	82.5%	85.0%
(1)	Calculated as the 3-year average 1st time pass rate of medical school students attending institutions outside the U.S. or Canada taking the USMLE exams, as reported by the Educational Commission for Foreign Medical Graduates (ECFMG) for calendar years 2016, 2017, and 2018.
(2)	Calculated as the 3-year average 1st time pass rate of medical school students attending U.S. institutions taking the USMLE exams, as reported by the National Board of Medical Examiners (NBME) for calendar years 2016, 2017, and 2018.
(3)	Calculated as the 3-year average 1st time pass rate of U.S. national baccalaureate graduates taking the NCLEX exam, as reported by the National Council of State Boards of Nursing (NCSBN) for the calendar years 2016, 2017, and 2018.

Performance Shares vest after three years and are paid out based on the achievement of specific performance measures set by the Compensation Committee at the start of the performance period.

For the CEO and CFO’s grants, the Mission-Based Performance Shares vest at the end of the performance period only if a 10% EBITDA margin is achieved. If the minimum EBITDA margin is not achieved, no award is vested. Adtalem believes this threshold for the CEO’s and CFO’s award is appropriate because the financial health of Adtalem is fundamental to our continued success and realizing our purpose. Similarly, if the academic and student outcome targets are not achieved, no award is vested — regardless of the success measured by EBITDA margin. If the minimum level of EBITDA margin performance is attained, the size of the payout is then based on meeting or exceeding the academic goals established for each institution across Adtalem.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Stock Ownership Guidelines

Stock ownership guidelines are in place for all directors and executive officers of Adtalem and are intended to align the interests of executive management with our shareholders by requiring executives to be subject to the same long-term stock price volatility our shareholders experience. Michael W. Malafronte, who was appointed to the Board pursuant to a Support Agreement between Adtalem and a shareholder, IVA, and who has declined all compensation for his service is not subject to the ownership guidelines.

Directors and executive officers are expected to maintain ownership of Adtalem’s Common Stock valued equal to or in excess of a multiple of their current base salary or annual retainer:

Number of Shares Equivalent to:
CEO	5 times base salary
CFO	3 times base salary
Key operational leaders	2 times base salary
All other executive officers	1 times base salary
All non-employee directors	3 times annual retainer

The stock ownership requirements were implemented in February 2010 for all directors and executive officers. The 2 times ownership requirement, which had previously applied only to NEOs, was refined at the beginning of fiscal year 2016 to apply to operational leaders responsible for contributing more than $500 million of Adtalem’s revenue, regardless of their compensation. Directors or executive officers have five years following their election, date of hire or promotion to an executive officer role, as the case may be, to achieve their stock ownership level. The CEO and CFO have five years from their appointment to comply with their stock ownership guidelines.

Shares that count toward satisfaction of the guidelines include Adtalem’s Common Stock directly and/or beneficially owned, Adtalem’s Common Stock held in Adtalem’s Profit Sharing 401(k) Retirement Plan, Adtalem’s Common Stock held in Adtalem’s Nonqualified Deferred Compensation Plan, vested Full-Value Shares, and the after-tax value of unvested Full-Value Shares and Performance Shares and/or vested in-the-money options, provided that these make up no more than 50% of the ownership expectation.

Ownership guidelines are deemed to be met for an executive who has met the ownership threshold and not sold his or her equity but fallen below the Board’s stock ownership guidelines solely due to declines in Adtalem’s Common Stock price. Absent exigent circumstances, executives who have not yet met the guidelines at the end of their five-year phase-in period are required to retain, until the guidelines are satisfied, 100% of the after-tax shares received from option exercises or the vesting of Full-Value Shares or Performance Shares.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Incentive Compensation Recoupment Policy

Adtalem has adopted an incentive compensation recoupment policy that applies to all executive officers. The policy provides that, in addition to any other remedies available to Adtalem (but subject to applicable law), if the Board or any committee of the Board determines that it is appropriate, Adtalem may recover (in whole or in part) any incentive payment, commission, equity award or other incentive compensation received by an executive officer of Adtalem to the extent that such incentive payment, commission, equity award or other incentive compensation is or was paid on the basis of any financial results that are subsequently restated due to executive officer conduct that is determined by the independent directors to have been knowing or intentional, fraudulent or illegal.

Deferred Compensation

Adtalem maintains the Nonqualified Deferred Compensation Plan that allows certain colleagues, including the NEOs, to defer up to 50% of salary and 100% of annual cash incentive (MIP) compensation until termination of service or certain other specified dates. Adtalem credits matching contributions to participants’ accounts to the extent they have elected to defer the maximum contributions under Adtalem’s Success Sharing Retirement Plan and their matching contributions are limited by the Internal Revenue Code provisions.

The Nonqualified Deferred Compensation Plan enables the NEOs and other eligible colleagues with a certain level of annual compensation to save a portion of their income for retirement on a scale consistent with other colleagues not subject to IRS limits.

The Nonqualified Deferred Compensation Plan is not funded by Adtalem and participants have an unsecured contractual commitment by Adtalem to pay the amounts due under such plan.

The value of deferred compensation amounts is quantified each year and this program is periodically reviewed for its competitiveness.

Other Benefits

NEOs are eligible to participate in a number of broad-based benefit programs, which are the same ones offered to most colleagues at Adtalem, including health, disability and life insurance programs.

We do not offer a defined benefit pension plan, and, therefore, our Success Sharing Retirement Plan and the Nonqualified Deferred Compensation Plan are the only retirement savings vehicles for executives.

In general, we do not provide benefits or perquisites to our NEOs that are not available to other colleagues, with the exception of personal financial planning services. In addition, leased automobiles or cash automobile allowances were eliminated at the beginning fiscal year 2018 for all NEOs.

These benefits and perquisites make up the smallest portion of each NEO’s total compensation package. The nature and quantity of perquisites provided by Adtalem did not change materially in fiscal year 2017 versus 2016, consistent with our philosophy that benefits and perquisites should not represent a meaningful component of our compensation program. The Compensation Committee periodically reviews the benefit and perquisite program to determine if adjustments are appropriate.

The “All Other Compensation” column of the 2017 Summary Compensation Table shows the amounts of benefit and perquisite compensation we provided for fiscal years 2015, 2016 and 2017 to each of the NEOs.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Employment Agreements
Adtalem has entered into employment agreements with each currently employed NEO that provide for:

Employment Agreements

Employment agreements provide NEOs with a guaranteed level of financial protection upon loss of employment. Adtalem believes that providing for such income continuity results in greater management stability and lower unwanted management turnover.

The Compensation Committee believes that agreements provide:

- Security and incentives that help retain and attract top executives;
- Greater ability for Adtalem to retain key executives following an extraordinary corporate transaction; and
- Benefits to Adtalem including non-competition and non-solicitation covenants by NEOs.

•	Initial annual base salary, subject to annual increases (no decreases except in the case of an across-the-board reduction affecting all executives equally);
•	Annual cash incentive under the MIP, targeted at a percentage of base salary;
•	Benefits and perquisites generally available to senior management;
•	Reimbursement of expenses consistent with Adtalem’s policy in effect at the time; and
•	Severance benefits that will be provided upon certain terminations of employment, as further described on page 61 under the caption “2017 Potential Payments Upon Termination or Change-in-Control.”

CHANGE-IN-CONTROL

Adtalem provides benefits to its NEOs upon termination of employment from Adtalem in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be generally entitled upon a termination of employment (e.g., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, Adtalem’s equity compensation plans, and the award agreements used to implement them, provide for accelerated vesting of outstanding equity awards in the event of a change in control of Adtalem.

The Board adopted double-trigger vesting of equity awards in August 2017 as part of its amendment and restatement of the 2013 Plan. Should the Plan amendment be approved by shareholders, vesting of future grants of equity awards (the “Awards”) will accelerate upon a change in control only in the event Adtalem (or its successor) ceases to be publicly traded, or the successor to Adtalem fails to assume outstanding Awards or to issue new awards in replacement of outstanding Awards. Under the new double-trigger vesting rules, newly issued Awards will vest if a participant is terminated without cause or resigns for good reason within two years following a Change in Control. All Awards issued prior to the Shareholders’ approval of the amendment and restatement of the 2013 Plan will continue to have a single trigger vesting rules as described above.

See “2017 Potential Payments Upon Termination or Change-in-Control” on page 59 for a detailed description of potential payments and benefits to the NEOs under Adtalem’s compensation plans and arrangements upon termination of employment or a change of control of Adtalem.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Deductibility of Compensation

Adtalem analyzes the overall expense arising from aggregate executive compensation, as well as the accounting and tax treatment of such programs. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly traded companies for certain compensation paid in excess of $1 million per year paid to “covered employees,” which are defined as the CEO and the three other most highly compensated officers, other than the CFO, employed at year-end. However, compensation that satisfies the Internal Revenue Code’s requirements for performance-based compensation is not subject to that deduction limitation.

Neither base salaries nor income recognized upon vesting of Full-Value Shares qualify as “performance-based compensation” under Section 162(m). However the base salaries of Adtalem’s NEOs are below the $1 million level. Amounts paid to an executive that are excludable from gross income, such as Success Sharing Retirement Plan and Nonqualified Deferred Compensation Plan contributions are not subject to Section 162(m).

Incentive compensation paid by Adtalem in fiscal year 2017 under the MIP that is based on organizational performance (whether Adtalem or another institution) is expected to qualify as “performance-based compensation.” Gains on the exercise of stock options and stock appreciation rights (“SARs”) and income recognized upon the vesting of Performance Shares also qualify as performance-based compensation under Section 162(m).

MIP awards are provided under the Second Amended and Restated Incentive Plan of 2013, which sets a performance-based ceiling on the bonuses paid pursuant to the MIP so that they meet the deductibility requirements of Section 162(m). For fiscal year 2017, a bonus pool equal to 5% of consolidated operating earnings was established, and a bonus opportunity of up to 20% of the bonus pool was allocated to each of Ms. Wardell, Mr. Unzicker, Mr. Paul, Dr. Groenwald and Ms. Sodeika (the “covered employees” under 162(m)). As discussed above under “Annual Cash Incentive Compensation”, the Compensation Committee also established performance goals for each NEO and exercised its discretion to adjust the bonus pool amounts on the basis of achievement of those performance goals.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2017, Fernando Ruiz (Chair), Christopher B. Begley, William W. Burke, Lyle Logan and Michael W. Malafronte served on the Compensation Committee. Mr. Burke was appointed to the Compensation Committee in place of Mr. Begley on February 16, 2017. No member of the Compensation Committee during fiscal year 2017 was an officer or employee of Adtalem while serving as a member of the Compensation Committee, was formerly an officer of Adtalem, or had any relationship requiring disclosure by Adtalem as a related party transaction under Item 404 of Regulation S-K. During fiscal year 2017, none of Adtalem’s executive officers served on the board of directors or the compensation committee of any other entity, any officers of which served either on Adtalem’s Board or its Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board hereby furnishes the following report to the shareholders of Adtalem in accordance with rules adopted by the SEC. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with Adtalem’s management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Compensation Committee:

Fernando Ruiz, Chair
William W. Burke
Lyle Logan
Michael W. Malafronte

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Executive Compensation – Tables	PROXY STATEMENT

Executive Compensation Tables

2017 SUMMARY COMPENSATION TABLE

This table shows the compensation of Adtalem’s Chief Executive Officer, Chief Financial Officer and each of the other NEOs for fiscal years 2017, 2016 and 2015, which ended June 30, 2017, June 30, 2016 and June 30, 2015, respectively.

Name and Principal Position	Year	Salary ($)(4)	Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)	Total ($)
Lisa W. Wardell	2017	929,423	2,684,087	1,741,417	1,000,485	41,668(8)	6,397,080
Chief Executive	2016	65,404	1,842,208	1,815,770	95,262	10,288(8)	3,828,932
Officer and President
Patrick J. Unzicker	2017	410,000	298,338	193,389	294,483	31,419(9)	1,227,629
Senior Vice President,	2016	289,440	191,145	90,767	112,936	28,303(9)	712,591
Chief Financial Officer and Treasurer
Susan L. Groenwald	2017	433,800	298,779	193,389	287,831	54,055(10)	1,267,854
President,	2016
Chamberlain University	2015	409,231	399,266	199,808	256,894	55,651(10)	1,320,850
Robert A. Paul(1)	2017	406,960	298,779	193,389	270,214	54,370(11)	1,223,712
President,	2016	398,626	286,220	282,217	241,068	55,380(11)	1,263,511
DeVry University (Former)	2015	388,769	261,441	262,528	203,821	104,131(11)	1,220,690
Lisa M. Sodeika	2017	401,148	209,287	135,441	219,317	25,160(12)	990,353
Senior Vice President,
External Relations and
Regulatory Affairs
Gregory S. Davis (2)	2017	368,895	346,602	224,523	190,432	35,173(13)	1,165,625
Senior Vice President,	2016	421,051	286,220	282,218	207,866	57,986(13)	1,255,341
General Counsel and
Secretary (Former)
Steven P. Riehs(3)	2017	345,073	343,017	222,477	170,396	38,209(14)	1,119,172
Group President,	2016	447,996	298,756	294,421	258,774	61,757(14)	1,361,704
Medical, Professional and
Online Education (Former)	2015	436,442	273,561	275,072	254,825	64,444(14)	1,304,344
(1)	Resigned as President, DeVry University on August 31, 2017.
(2)	Resigned as Senior Vice President, General Counsel and Secretary on January 24, 2017.
(3)	Resigned as Group President, Medical, Professional and Online Education on January 24, 2017.
(4)	This column shows the salaries paid by Adtalem to its NEOs in fiscal years 2017, 2016 and 2015. The following NEOs have elected to defer a portion of their salaries under the Nonqualified Deferred Compensation Plan: Ms. Wardell – $14,096 for 2017; Mr. Unzicker – $8,200 for 2017 and $15,228 for 2016; Dr. Groenwald – $17,352 for 2017 and $10,245 for 2015; Mr. Paul – $36,334 for 2017, $28,355 for 2016 and $30,044 for 2015; Ms. Sodeika – $0 for 2017; Mr. Davis – $5,916 for 2017 and $8,421 for 2016; and Mr. Riehs – $5,515 for 2017, $8,960 for 2016 and $40,140 for 2015. Amounts shown are inclusive of these deferrals.
(5)	The amounts reported in the Stock Awards column represent the grant date fair value of awards of both Performance Shares and Full-Value Shares, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The grant date fair values of the Performance Shares are based on the probable outcome of the performance conditions to which the Performance Shares are subject and the shares the recipient would receive under such outcome. The number of Performance Shares granted was: Ms. Wardell – 75,690 in August 2016 and 52,740 in May 2016; Mr. Unzicker – 8,410 in August 2016, 4,100 in November 2015 and 1,760 in August 2015; Dr. Groenwald – 6,310 in August 2016, 6,330 in May 2015 and 2,300 in August 2014; Mr. Paul – 6,310 in August 2016, 5,480 in August 2015 and 3,020 in August 2014; Ms. Sodeika – 4,420 in August 2016; Mr. Davis – 7,320 in August 2016 and 5,480 in August 2015; and Mr. Riehs – 9,670 in August 2016, 5,720 in August 2015 and 3,160 in August 2014. Details regarding fiscal year 2017 stock awards can be found in the tables "2017 Grants of Plan-Based Awards" and "2017 Outstanding Equity Awards At Fiscal Year End." See "Note 6: Stock-Based Compensation" to Adtalem's consolidated financial statements set forth in the Form 10-K for fiscal year 2017, filed with the SEC on August 24, 2017, "Note 4: Stock-Based Compensation" to Adtalem's consolidated financial statements set forth in the Form 10-K for fiscal year 2016, filed with the SEC on August 25, 2016 and "Note 4: Stock-Based Compensation" to Adtalem's consolidated financial statements set forth in the Form 10-K for fiscal year 2015, filed with the SEC on August 27, 2015 for the assumptions
49

PROXY STATEMENT	Executive Compensation – Tables

made in the valuations of these awards. The number of Full-Value Shares granted was: Ms. Wardell – 37,850 in August 2016 and 52,740 in May 2016; Mr. Unzicker – 4,210 in August 2016 and 1,760 in August 2015; Dr. Groenwald – 6,310 in August 2016 and 2,300 in August 2014; Mr. Paul – 6,310 in August 2016, 5,480 in August 2015 and 3,020 in August 2014; Ms. Sodeika – 4,420 in August 2016; Mr. Davis – 7,320 in August 2016 and 5,480 in August 2015; and Mr. Riehs – 4,840 in August 2016, 5,720 in August 2015 and 3,160 in August 2014.

(6)	The amounts reported in the Options Awards column represent the grant date fair value, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, for fiscal years 2017, 2016 and 2015, of outstanding option awards to each of the NEOs. See “Note 6: Stock-Based Compensation” to Adtalem’s consolidated financial statements set forth in the Form 10-K for fiscal year 2017, filed with the SEC on August 24, 2017, “Note 4: Stock-Based Compensation” to Adtalem’s consolidated financial statements set forth in the Form 10-K for fiscal year 2016, filed with the SEC on August 25, 2016 and “Note 4: Stock-Based Compensation” to Adtalem’s consolidated financial statements set forth in the Form 10-K for fiscal year 2015, filed with the SEC on August 27, 2015, for the assumptions made in the valuations of these awards.
(7)	The MIP compensation reported in this column was earned in fiscal years 2017, 2016 and 2015 and paid in fiscal years 2018, 2017 and 2016, respectively, based upon the MIP guidelines. The NEOs have elected to defer a portion of their MIP compensation under the Nonqualified Deferred Compensation Plan, as follows: Ms. Wardell - $100,049 for 2017 and $0 for 2016; Mr. Unzicker - $0 for 2017 and $0 for 2016; Dr. Groenwald - $0 for 2017 and $0 for 2015; Mr. Paul - $0 for 2017, $24,107 for 2016, and $20,382 for 2015; Ms. Sodeika - $0 for 2017; Mr. Davis - $0 for 2017 and $0 for 2016; and Mr. Riehs - $0 for 2017, $0 for 2016 and $0 for 2015. Amounts shown are inclusive of these deferrals.
(8)	All other compensation reported for Ms. Wardell, for fiscal year 2017 and 2016 respectively, represents (i) Adtalem's matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,552 for 2017 and $0 for 2016; (ii) group life insurance, $810 for 2017 and $62 for 2016; (iii) person financial planning services, $6,000 for 2017 and $0 for 2016; and (iv) cash dividend equivalent payments on unvested restricted stock units, $16,306 for 2017 and $10,226 for 2016.
(9)	All other compensation reported for Mr. Unzicker, for fiscal years 2017 and 2016, respectively, represents (i) Adtalem's matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,779 for 2017 and $17,749 for 2016; (ii) Adtalem's contributions credited under the Nonqualified Deferred Compensation Plan, $10,775 for 2017 and $7,650 for 2016; (iii) group life insurance, $648 for 2017 and $367 for 2016; and (iv) cash dividend equivalent payments on unvested restricted stock units, $1,217 for 2017 and $2,537 for 2016.
(10)	All other compensation reported for Dr. Groenwald, for fiscal years 2017 and 2015, respectively, represents (i) Adtalem’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $16,754 for 2017 and $18,317 for 2015; (ii) Adtalem’s contributions credited under the Nonqualified Deferred Compensation Plan, $25,749 for 2017 and $25,574 for 2015; (iii) group life insurance, $3,544 for 2017 and $3,361 for 2015; (iv) personal financial planning services, $6,000 for 2017 and $6,000 for 2015; and (v) cash dividend equivalent payments on unvested restricted stock units, $2,008 for 2017 and $2,399 for 2015.
(11)	All other compensation reported for Mr. Paul, for fiscal years 2017, 2016 and 2015, respectively, represents (i) Adtalem’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $16,723 for 2017, $17,437 for 2016 and $19,135 for 2015; (ii) Adtalem’s contributions credited under the Nonqualified Deferred Compensation Plan, $22,753 for 2017, $21,798 for 2016 and $18,239 for 2015; (iii) car allowance, $6,000 for 2017, $6,000 for 2016 and $6,000 for 2015; (iv) group life insurance, $643 for 2017, $628 for 2016 and $657 for 2015; (v) personal financial planning services, $6,000 for 2017, $6,000 for 2016 and $6,000 for 2015; (vi) cash dividend equivalent payments on unvested restricted stock units, $2,251 for 2017, $3,517 for 2016 and $2,350 for 2015; and (vii) relocation benefits, $51,750 for 2015.
(12)	All other compensation reported for Ms. Sodeika for fiscal year 2017, represents (i) Adtalem's matching and success sharing contributions credited under the Success Sharing Retirement Plan, $17,936; (ii) Adtalem's contributions credited under the Nonqualified Deferred Compensation Plan, $4,153; (iii) group life insurance, $970; and (iv) cash dividend equivalent payments on unvested restricted stock units, $2,101.
(13)	All other compensation reported for Mr. Davis, for fiscal year 2017 and 2016, respectively, represents (i) Adtalem’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $11,861 for 2017 and $17,544 for 2016; (ii) Adtalem’s contributions credited under the Nonqualified Deferred Compensation Plan, $7,760 for 2017 and $23,021 for 2016; (iii) car allowance, $3,692 for 2017 and $6,000 for 2016; (iv) group life insurance, $1,340 for 2017 and $1,476 for 2016; (v) personal financial planning services, $6,000 for 2017 and $6,000 for 2016; (vi) lump sum payout of unused vacation days of $2,019 for 2017; and (vii) cash dividend equivalent payments on unvested restricted stock units, $2,501 for 2017 and $3,946 for 2016.
(14)	All other compensation reported for Mr. Riehs, for fiscal years 2017, 2016 and 2015, respectively, represents (i) Adtalem’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $13,247 for 2017, $12,282 for 2016 and $18,222 for 2015; (ii) Adtalem’s contributions credited under the Nonqualified Deferred Compensation Plan, $9,851 for 2017, $29,198 for 2016 and $28,291 for 2015; (iii) car allowance, $3,692 for 2017, $6,000 for 2016 and $6,000 for 2015; (iv) group life insurance, $1,293 for 2017, $2,056 for 2016 and $1,575 for 2015 ; (v) personal financial planning services, $8,000 for 2017, $8,000 for 2016 and $7,000 for 2015; and (vi) cash dividend equivalent payments on unvested restricted stock units, $2,126 for 2017, $4,220 for 2016 and $3,356 for 2015.
50

Executive Compensation – Tables	PROXY STATEMENT

Employment Agreements

EMPLOYMENT AGREEMENTS WITH CHIEF EXECUTIVE OFFICER AND OTHER NAMED EXECUTIVE OFFICERS

Adtalem has entered into employment agreements with each of its currently employed NEOs, which are described on page [•] under the caption “Employment Agreements.”

51

PROXY STATEMENT	Executive Compensation – Tables

2017 GRANTS OF PLAN-BASED AWARDS

This table sets forth information for each NEO with respect to (1) estimated future payouts under non-equity incentive plan awards that could have been earned for fiscal year 2017, (2) estimated future payouts under equity incentive plan awards granted in fiscal year 2017, (3) Full-Value Shares granted in fiscal year 2017, and (4) stock options granted in fiscal year 2017.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/sh)(7)	Grant Date Fair Value of Stock and Option Awards(8)
Grant Date	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)	Target (#)	Maximum (#)
Lisa W. Wardell
	493,369	986,738	1,973,475
08/25/2016				37,845(9)	75,690(10)	113,535(11)				$1,784,014
08/25/2016								191,575	23.78	$1,741,417
08/25/2016							37,850		23.78	$900,073
Patrick J. Unzicker
	133,250	266,500	533,000
08/25/2016				4,205(9)	8,410(10)	12,615(11)				$198,224
08/25/2016								21,275	23.78	$193,389
08/25/2016							4,210		23.78	$100,114
Susan L. Groenwald
	141,705	283,409	566,819
08/25/2016				3,155(12)	6,310(13)	9,465(14)				$148,727
08/25/2016								21,275	23.78	$193,389
08/25/2016							6,310		23.78	$150,052
Robert A. Paul
	132,927	265,854	531,709
08/25/2016				3,515(12)	6,310(13)	9,465(14)				$148,727
08/25/2016								21,275	23.78	$193,389
08/25/2016							6,310		23.78	$150,052
Lisa M. Sodeika
	100,743	201,486	402,971
08/25/2016				2,210(15)	4,420(16)	6,630(17)				$104,179
08/25/2016								14,900	23.78	$135,441
08/25/2016							4,420		23.78	$105,108
Gregory S. Davis
	89,321	178,641	357,283
08/25/2016				3,660(15)	7,320(16)	10,980(17)				$172,532
08/25/2016								24,700	23.78	$224,523
08/25/2016							7,320		23.78	$174,070
Steven P. Riehs
	84,888	169,776	339,553
08/25/2016				4,835(9)	9,670(10)	14,505(11)				$227,922
08/25/2016								24,475	23.78	$222,477
08/25/2016							4,840		23.78	$115,095
52

Executive Compensation – Tables	PROXY STATEMENT

(1)	Payouts under the MIP were based on performance in fiscal year 2017. Therefore, the information in the “Threshold”, “Target” and “Maximum” columns reflect the range of potential payouts when the performance goals were set on August 18, 2016. The amounts actually paid under the MIP for fiscal year 2017 appear in the “Non-Equity Incentive Plan Compensation” column of the 2017 Summary Compensation Table.
(2)	Performance-based restricted stock units, referred to within Adtalem as “Performance Shares”, were granted under the Second Amended and Restated Incentive Plan of 2013. Performance Shares are paid out at the end of the three-year performance period if certain performance goals are achieved.
(3)	Pursuant to the MIP, performance below a performance goal threshold will result in no payment with respect to that performance goal. If a performance goal threshold is met or exceeded, then the performance would result in a payment ranging from the threshold amount (50% of the target) to the maximum amount (200% of target) for such performance goal, depending upon the level at which the performance goal had been attained.
(4)	The amount shown in this column represents the target incentive payment under the MIP, which is calculated as a set percentage of base salary.
(5)	Pursuant to the MIP, the amount shown in this column represents the maximum incentive payment, 200% of the Target.
(6)	Stock option awards on August 25, 2016 were issued as part of the annual incentive award under the Second Amended and Restated Incentive Plan of 2013, which become exercisable at 25% per year for four years beginning on the first anniversary of the date of grant and have a maximum term of ten years.
(7)	All options granted to the NEOs on August 25, 2016 have an exercise price equal to the closing sales price of the Common Stock on the date of grant.
(8)	This column shows the grant date fair value of Performance Shares (assuming payout at target value) and stock options granted to each of the NEOs in fiscal year 2017, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which was $9.09 for stock options, $23.78 for Full-Value Shares and $23.57 for Performance Shares granted to the NEOs on August 25, 2016. Also see “Note 6: Stock-Based Compensation” to the Consolidated Financial Statements contained in Adtalem’s Annual Report on Form 10-K for the year ended June 30, 2017, filed with the SEC on August 24, 2017, for an explanation of the assumptions made by Adtalem in the valuation of stock option awards.
(9)	Comprised of 50% Mission-Based and 50% Financial-Based Performance Shares. For the Mission-Based Performance Shares, at the end of the three-year performance period, participants can earn a threshold of 50% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is below threshold for any individual academic focused student outcome measures, 0% of the Performance Shares will vest for that component of the awards. For the awards to Ms. Wardell and Mr. Unzicker, a minimum of 10% three-year average EBITDA margin must be attained during fiscal years 2017-2019 or no Mission-Based Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance. For the Financial-Based Performance Shares, at the end of the three-year performance period, participants can earn a threshold of 50% of the target number of Performance Shares if threshold level ROIC performance is attained during the three-year performance period. Straight-line interpolation will be used for both Mission-Based Performance Shares and Financial-Based Performance Shares to determine achievement between threshold and target.
(10)	Comprised of 50% Mission-Based and 50% Financial-Based Performance Shares. For the Mission-based Performance Shares, at the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. For the awards to Ms. Wardell and Mr. Unzicker, a minimum of 10% three-year average EBITDA margin must be attained during fiscal year 2017-2019 or no Mission-Based Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance. For the Financial-based Performance Shares, at the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level ROIC performance is attained during the three-year performance period.
(11)	Comprised of 50% Mission-Based and 50% Financial-Based Performance Shares. For the Mission-based Performance Shares, at the end of the three-year performance period, participants can earn a maximum of 150% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is at or above maximum for any individual academic focused student outcome measures, 150% of the Performance Shares will vest for that component of the awards. For the awards to Ms. Wardell and Mr. Unzicker, a minimum of 10% three-year average EBITDA margin must be attained during fiscal year 2017-2019 or no Mission-Based Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance. For the Financial-based Performance Shares, at the end of the three-year performance period, participants can earn a maximum of 150% of the target number of Performance Shares if maximum level ROIC performance is attained during the three-year performance period. Straight-line interpolation will be used for both Mission-Based Performance Shares and Financial-Based Performance Shares to determine achievement between threshold and target.
53

PROXY STATEMENT	Executive Compensation – Tables

(12)	Comprised of Mission-Based Performance Shares. At the end of the three-year performance period, participants can earn a threshold of 50% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is below threshold for any individual academic focused student outcome measures, 0% of the Performance Shares will vest for that component of the awards. Straight-line interpolation will be used to determine achievement between threshold and target.
(13)	Comprised of Mission-Based Performance Shares. At the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution.
(14)	Comprised of Mission-Based Performance Shares. At the end of the three-year performance period, participants can earn a maximum of 150% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is at or above maximum for any individual academic focused student outcome measures, 150% of the Performance Shares will vest for that component of the awards. Straight-line interpolation will be used to determine achievement between target and maximum.
(15)	Comprised of Financial-Based Performance Shares. At the end of the three-year performance period, participants can earn 50% of the target number of Performance Shares if threshold level ROIC performance is attained during the three-year performance period. Straight-line interpolation will be used to determine achievement between threshold and target.
(16)	Comprised of Financial-Based Performance Shares. At the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level ROIC performance is attained during the three-year performance period.
(17)	Comprised of Financial-Based Performance Shares. At the end of the three-year performance period, participants can earn 150% of the target number of Performance Shares if maximum ROIC level performance or above is attained during the three-year performance period. Straight-line interpolation will be used to determine achievement between target and maximum.
54

Executive Compensation – Tables	PROXY STATEMENT

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table sets forth information for each NEO with respect to (i) each grant of options to purchase Adtalem Common Stock that was made at any time, had not yet been exercised, and remained outstanding at June 30, 2017 and (ii) unvested Full-Value Shares and Performance Shares as of June 30, 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Lisa W. Wardell(6)	3,500		—		52.96	11/12/2018
	66,756	(8)	200,269	(8)	17.54	5/26/2026
	—		191,575	(8)	23.78	8/25/2026
							77,405	2,937,520		128,430	4,873,919
Patrick J. Unzicker	4,500	(7)	—		34.53	8/31/2017
	2,100	(8)	—		51.23	8/28/2018
	1,975	(8)	—		52.28	8/28/2019
	3,225	(8)	—		38.71	8/27/2020
	3,775	(8)	—		41.87	8/24/2021
	9,425	(8)	—		18.60	8/29/2022
	5,343	(8)	1,782	(8)	28.32	8/21/2023
	2,437	(8)	2,438	(8)	43.47	8/20/2024
	2,231	(8)	6,694	(8)	26.23	8/26/2025
	—		21,275	(8)	23.78	8/25/2026
							6,763	256,656		15,280	579,876
Susan L. Groenwald	1,000	(7)	—		34.53	8/31/2017
	1,525	(8)	—		51.23	8/28/2018
	2,500	(8)	—		52.28	8/28/2019
	7,150	(8)	—		38.71	8/27/2020
	7,950	(8)	—		41.87	8/24/2021
	16,725	(8)	—		18.60	8/29/2022
	12,300	(8)	4,100	(8)	28.32	8/21/2023
	5,575	(8)	5,575	(8)	43.47	8/20/2024
	4,825	(8)	14,475	(8)	26.23	8/26/2025
	—		21,275	(8)	23.78	8/25/2026
							11,156	423,370	(9)	23,310	884,615
Robert A. Paul	1,604	(7)	—		34.53	8/31/2017
	2,737	(8)	—		51.23	8/28/2018
	3,525	(8)	—		52.28	8/28/2019
	5,475	(8)	—		38.71	8/27/2020
	7,950	(8)	—		41.87	8/24/2021
	15,200	(8)	—		18.60	8/29/2022
	8,418	(8)	2,807	(8)	28.32	8/21/2023
	7,325	(8)	7,325	(8)	43.47	8/20/2024
	6,937	(8)	20,813	(8)	26.23	8/26/2025
	—		21,275	(8)	23.78	8/25/2026
							12,505	474,565		14,810	562,040
55

PROXY STATEMENT	Executive Compensation – Tables

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Lisa M. Sodeika	4,225	(8)	12,675	(8)	26.23	8/26/2025
	—		14,900	(8)	23.78	8/25/2026
							10,090	382,916	7,760	294,492
Gregory S. Davis	11,800	(8)	—		51.23	8/28/2018
	7,575	(8)	—		52.28	8/28/2019
	13,500	(8)	—		38.71	8/27/2020
	14,175	(8)	—		41.87	8/24/2021
	12,956	(8)	4,319	(8)	28.32	8/21/2023
	7,675	(8)	7,675	(8)	43.47	8/20/2024
	6,937	(8)	20,813	(8)	26.23	8/26/2025
	—		24,700	(8)	23.78	8/25/2026
							13,893	527,239	15,960	605,682
Steven P. Riehs	15,025	(8)	—		51.23	8/28/2018
	11,650	(8)	—		52.28	8/28/2019
	17,425	(8)	—		38.71	8/27/2020
	16,125	(8)	—		41.87	8/24/2021
	20,473	(8)	—		18.60	8/29/2022
	16,181	(8)	5,394	(8)	28.32	8/21/2023
	7,675	(8)	7,675	(8)	43.47	8/20/2024
	7,237	(8)	21,713	(8)	26.23	8/26/2025
	—		24,475	(8)	23.78	8/25/2026
							11,813	448,303	18,550	703,973
(1)	All options were granted at market value on the date of grant based on the closing market price of the Common Stock for such date as reported in The Wall Street Journal.
(2)	Represents Full-Value Shares, 25% of which vest on each of the first four anniversaries of the date of grant, awarded to NEOs for their service.
(3)	Represents the value derived by multiplying the number of shares of Common Stock covered by Full-Value Shares granted by $37.95 (the closing market price of Adtalem’s Common Stock as reported in The Wall Street Journal for June 30, 2017).
(4)	Represents all Performance Share awards held by the NEOs as of June 30, 2017, which vest following the third anniversary of their grant date upon certification by the of achieved performance by the Board.
(5)	Represents the value derived by multiplying the number of shares of Common Stock covered by the Performance Shares by $37.95 (the closing market price of Adtalem’s Common Stock as reported in The Wall Street Journal for June 30, 2017). The value provided assumes a Performance Share payout at target value.
(6)	The information provided for Ms. Wardell includes both equity awards granted during her service as a non-employee director, her service as President and CEO, and equity awards granted as part of an initial sign-on award granted upon her appointment as President and CEO to compensate for forgone compensation at her prior employer and to align her compensation with Adtalem’s performance.
(7)	Options vest 20% per year over the first five years of the 10-year option term.
(8)	Options vest 25% per year over the first four years of the 10-year option term.
56

Executive Compensation – Tables	PROXY STATEMENT

2017 OPTION EXERCISES AND STOCK VESTED

This table sets forth information concerning (1) the exercise during fiscal year 2017 of options to purchase shares of Common Stock by each of the NEOs, (2) the dollar amount realized on exercise of the exercised options, (3) the vesting during fiscal year 2017 of Performance Shares and Full-Value Shares, and (4) the dollar amount realized on vesting of Performance Shares and Full-Value Shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Lisa W. Wardell	—	—	17,255	586,933
Patrick J. Unzicker	2,000	2,062	2,463	59,928
Susan L. Groenwald	—	—	25,341	564,073
Robert A. Paul	—	—	5,127	120,789
Lisa M. Sodeika	—	—	2,418	82,451
Gregory S. Davis	35,789	367,902	6,823	160,034
Steven P. Riehs	16,868	87,953	7,793	182,347
(1)	Value Realized on Exercise. If the exercise was executed as part of a cashless transaction where the shares acquired were immediately sold, this represents the difference between the sales price of the shares acquired and the option exercise price multiplied by the number of shares of Common Stock covered by the options exercised. If the exercise was executed as part of a buy and hold transaction, this represents the difference between the closing market price of the Common Stock as reported in The Wall Street Journal for the date of exercise of the option and the option exercise price multiplied by the number of shares of Common Stock covered by the options held.
(2)	Value Realized on Vesting. For each NEO, other than Ms. Wardell, Mr. Unzicker, Dr. Groenwald and Ms. Sodeika, these amounts represent Performance Shares originally granted in August 2013 that vested in August 2016. For Dr. Groenwald these amounts represent Performance Shares originally granted in May 2013 that vested in August 2016 and Performance Shares originally granted in August 2013 that vested in August 2016. For each NEO, other than Ms. Wardell and Ms. Sodeika, these amounts also represent Full-Value Shares originally granted in August 2012, August 2013, August 2014 and August 2015 that vested in August 2016. For Ms. Wardell, these amounts represent Full-Value Shares originally granted in November 2015 that vested in November 2016 and Full-Value Shares originally granted in May 2016 that vested in May 2017. For Ms. Sodeika, these amounts represent Full-Value Shares originally granted in May 2015 that vested in May 2017 and Full-Value Shares originally granted in August 2015 that vested in August 2016.
57

PROXY STATEMENT	Executive Compensation – Tables

2017 NONQUALIFIED DEFERRED COMPENSATION

This table sets forth the contributions by each NEO and Adtalem for fiscal year 2017, the earnings accrued on each NEO’s account balance in 2017 and the account balance at June 30, 2017 under the Nonqualified Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Employer Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
Lisa W. Wardell	14,096	—	63,089	306,248
Patrick J. Unzicker	8,200	10,775	25,075	221,652
Susan L. Groenwald	17,352	25,749	15,342	184,381
Robert A. Paul	36,334	22,753	61,382	536,071
Lisa M. Sodeika	—	4,153	386	4,538
Gregory S. Davis	5,916	7,760	22,264	165,248
Steven P. Riehs	5,515	9,851	53,910	431,719
(1)	Executive Contributions in Last Fiscal Year. The amount of executive contributions made by each NEO and reported in this column is included in each NEO’s compensation reported on the 2017 Summary Compensation Table, either in the “Salary” or “Non-Equity Incentive Plan Compensation” column. See footnotes 4 and 7 of the 2017 Summary Compensation Table for specific deferrals made by each NEO.
(2)	Employer Contributions in Last Fiscal Year. The amount of Adtalem contributions made and reported in this column is included in each NEO’s compensation reported on the 2017 Summary Compensation Table in the “All Other Compensation” column.
(3)	Aggregate Earnings in Last Fiscal Year. These amounts represent the earnings in the Nonqualified Deferred Compensation Plan for fiscal year 2017. These amounts are not reported in the 2017 Summary Compensation Table.
(4)	Aggregate Balance at Last Fiscal Year End. The aggregate balance as of June 30, 2017 reported in this column for each NEO reflects amounts that either are currently reported or were previously reported as compensation in the 2017 Summary Compensation Table for current or prior years, except for the aggregate earnings on deferred compensation.

DEFERRED COMPENSATION PLAN

The Nonqualified Deferred Compensation Plan covers directors and selected key colleagues approved for participation by the Compensation Committee. All of the NEOs are eligible to participate in the Nonqualified Deferred Compensation Plan. Under the Nonqualified Deferred Compensation Plan as it applies to colleagues, participants may make an advance election to defer up to 50% of salary and up to 100% of annual cash incentive (MIP) compensation until termination of service with Adtalem or certain other specified dates. Adtalem credits matching contributions to participants’ accounts under the Nonqualified Deferred Compensation Plan to the extent they have elected to defer the maximum amount under Adtalem’s Success Sharing Retirement Plan, and their matching contributions to the Success Sharing Retirement Plan are limited by applicable Internal Revenue Code provisions. Adtalem may also credit participants’ accounts with discretionary success sharing contributions. Participants are fully vested in their own deferral and matching contributions, plus earnings, and will vest in discretionary contributions, if any, as determined by the Compensation Committee. Participants may elect to have their Nonqualified Deferred Compensation Plan accounts credited with earnings based on various investment choices made available by the Compensation Committee for this purpose. Participants may elect to have account balances paid in a lump sum or in installments. Distributions are generally made or commence in January of the year following termination of employment (but not earlier than six months after termination) or January of the year in which the specified payment date occurs. In the event of death before benefits commence, participants’ accounts will be paid to their beneficiaries in a lump sum.

58

Executive Compensation – Tables	PROXY STATEMENT

2017 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Adtalem provides benefits to certain of the NEOs upon termination of employment from Adtalem in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be generally entitled upon a termination of employment (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, Adtalem’s equity compensation plans and the stock award agreements used to implement them provide for accelerated vesting of outstanding stock awards in the event of a change in control of Adtalem, regardless of whether a termination of employment occurs.

Employment Agreements

MS. WARDELL

Adtalem entered into an employment agreement with Ms. Wardell effective as of her May 24, 2016 appointment as President and CEO. The employment agreement provides, among other things, that if her employment is terminated by Adtalem without “cause” or by Ms. Wardell with “good reason”, and if she executes a release of claims, she will be entitled to a lump sum payment equal to 12 months of base salary and a prorated MIP award based on actual performance for the fiscal year and paid in a lump sum at the same time MIP awards are paid to other employees.

If such termination of employment occurs within 12 months of a “change in control”, and she executes a release of claims, she will be entitled to (i) a lump sum payment equal to two times base salary and the average of the MIP award paid to her for the prior two fiscal years (or the average of the MIP target awards if the termination occurs during the first two fiscal years of employment); and (ii) accelerated vesting of all outstanding stock options.

OTHER NEOs

Adtalem has entered into similar employment arrangements with each of the other NEOs. These employment agreements provide, among other things, that if the NEO’s employment with Adtalem is terminated by Adtalem without “cause” or by the NEO with “good reason”, and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	For Messrs. Unzicker, Paul, Davis and Riehs, one and one-half times the sum of their base salary plus target MIP award, payable in 18 equal monthly payments, and for Dr. Groenwald and Ms. Sodeika, one times the sum of their base salary plus target MIP award, payable in 12 equal monthly installments;
•	A pro-rated MIP award (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance for the relevant fiscal year, paid in a lump sum at the time MIP awards are paid to other colleagues;
•	For Messrs. Unzicker, Paul, Davis and Riehs, 18 months of continued health benefit plan coverage at active employee rates following the termination date; and for Dr. Groenwald and Ms. Sodeika, 12 months of continued health benefit plan coverage at active employee rates following the termination date; and
•	For Messrs. Unzicker, Paul, Davis and Riehs, access to a senior executive level outplacement program at Adtalem’s sole expense for 9 months, and for Dr. Groenwald and Ms. Sodeika, access to a senior executive level outplacement program at Adtalem’s sole expense for 6 months.

In addition, the employment arrangements provide that if such termination occurs within 12 months of a “change in control”, and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	For Messrs. Unzicker, Paul, Davis and Riehs, two times the sum of their base salary plus target MIP award, payable in 24 equal monthly payments, and for Dr. Groenwald and Ms. Sodeika, one and one-half times the sum of their base salary plus target MIP award, payable in 18 equal monthly payments;
•	A pro-rated MIP award (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance, paid in a lump sum at the time MIP awards are paid to other colleagues;
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PROXY STATEMENT	Executive Compensation – Tables

•	For Messrs. Unzicker, Paul, Davis and Riehs, 24 months of continued health benefit plan coverage at active employee rates following the termination date; and for Dr. Groenwald and Ms. Sodeika, 18 months of continued health benefit plan coverage at active employee rates following the termination date.; and
•	For Messrs. Unzicker, Paul, Davis and Riehs, access to a senior executive level outplacement program at Adtalem’s sole expense for 12 months, and for Dr. Groenwald and Ms. Sodeika, access to a senior executive level outplacement program at Adtalem’s sole expense for 9 months.

For purposes of all of the employment agreements:

•	“cause” means (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, dishonesty, fraud, illegal drug use or breach of fiduciary duty, (ii) willful failure to perform duties as reasonably directed by the CEO or the CEO’s designee, (iii) the NEO’s gross negligence or willful misconduct with respect to the performance of the NEO’s duties under the employment agreement, (iv) obtaining any personal profit not fully disclosed to and approved by Adtalem’s Board in connection with any transaction entered into by, or on behalf of, Adtalem, or (v) any other material breach of the employment agreement or any other agreement between the NEO and Adtalem;
•	“change in control” shall have the meaning set forth in the Amended and Restated Incentive Plan of 2005; and
•	“good reason” means, without the NEO’s consent, (i) material diminution in title, duties, responsibilities or authority, (ii) reduction of base salary, MIP target or colleague benefits except for across-the-board changes for executives at the NEO’s level, (iii) exclusion from executive benefit/compensation plans, (iv) material breach of the employment agreement that Adtalem has not cured within 30 days after the NEO has provided Adtalem notice of the material breach which shall be given within 60 days of the NEO’s knowledge of the occurrence of the material breach, or (v) resignation in compliance with securities, corporate governance or other applicable law (such as the US Sarbanes-Oxley Act) as specifically applicable to the NEO.

EQUITY AWARD PLANS

The equity award agreements under which options, Performance Shares and Full-Value Shares are held by colleagues, including the NEOs, provide for the immediate vesting of unvested options and Full-Value Shares and of Performance Shares at the target levels in the event of a change in control of Adtalem. The provisions of the equity award agreements under which options, Performance Shares and Full-Value Shares were granted to colleagues, including the NEOs, provide the following:

•	If the participant’s employment is terminated due to death or disability (as defined in the agreement), options will become fully vested and exercisable for the remaining term of the option, Full-Value Shares will fully vest, and Performance Shares will continue to vest in accordance with their terms.
•	If the participant’s employment terminates due to mutual agreement, the participant will be credited with one additional year of service for the purpose of determining vesting of options and Full-Value Shares, and the options will be exercisable until the earlier of one year from termination or the expiration of the term of the option.
•	If the participant’s employment terminates due to retirement, options will continue to vest and be exercisable, and Full-Value Shares and Performance Shares will continue to vest in accordance with their respective terms. Retirement means the participant’s termination without cause after age 55 when the sum of his or her age and full years of service equals or exceeds 65.

In August 2017, the Board adopted double-trigger vesting of equity awards in August 2017 as part of its amendment and restatement of the 2013 Plan. Should the Plan amendment be approved by shareholders, except as may be set forth in an executive’s employment agreement, vesting of future grants of equity awards (the “Awards”) will accelerate upon a change in control only in the event Adtalem (or its successor) ceases to be publicly traded, or the successor to Adtalem fails to assume outstanding Awards or to issue new awards in replacement of outstanding Awards. Under the new

60

Executive Compensation – Tables	PROXY STATEMENT

double-trigger vesting rules, newly issued Awards will vest if a participant is terminated without cause or resigns for good reason within two years following a Change in Control. All Awards issued prior to the Shareholders’ approval of the amendment and restatement of the 2013 Plan will continue to have a single trigger vesting rules as described above.

2017 Potential Severance Payments

The tables set forth below quantify the additional benefits as described above that would be paid to (i) each NEO under the following termination of employment or change in control events, had such an event occurred on June 30, 2017, (ii) the actual benefits that were paid to Mr. Davis in connection with his termination of employment on January 24, 2017, and (iii) the actual benefits that were paid to Mr. Riehs in connection with the termination of his employment on January 24, 2017.

TERMINATION OF EMPLOYMENT — NO CHANGE IN CONTROL

Name:	Lisa W. Wardell	Patrick J. Unzicker	Susan W. Groenwald	Robert A. Paul	Lisa M. Sodeika	Gregory S. Davis	Steven P. Riehs
Salary:	$939,750	$615,000	$436,014	$622,214	$402,971	$787,500	$690,850
MIP Target Amount:	—	399,750	283,409	404,439	201,486	472,500	449,053
Pro-Rated MIP:	1,000,485	294,483	287,831	270,214	219,317	190,432	170,396
Continued Health Coverage:	—	21,780	5,364	21,780	14,520	19,386	21,780
Outplacement Services:	—	20,000	15,000	22,500	13,333	25,000	12,000
TOTAL	1,940,235	1,351,013	1,027,618	1,341,147	851,627	1,494,818	1,342,299

TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL

Name:	Lisa W. Wardell	Patrick J. Unzicker	Susan W. Groenwald	Robert A. Paul	Lisa M. Sodeika
Salary:	$1,879,500	$820,000	$654,022	$829,619	$604,457
MIP Target Amount:	986,738	533,000	425,114	539,252	302,229
Pro-Rated MIP:	—	294,483	287,831	270,214	219,317
Continued Health Coverage:	—	29,040	8,046	29,040	21,780
Outplacement Services:	—	26,667	22,500	30,000	20,000
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	13,946,461	1,185,834	1,712,246	1,463,341	994,853
TOTAL:	16,812,699	2,889,024	3,109,759	3,161,466	2,162,636
(1)	The outstanding equity awards vest upon a change of control. The value of the options is based on the difference between the exercise price and $37.95 (the closing market price of the Common Stock for June 30, 2017 as reported in The Wall Street Journal). The value of the Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2017 as reported in The Wall Street Journal. Performance Shares vest at the target level.

CHANGE IN CONTROL — NO TERMINATION OF EMPLOYMENT

Name:	Lisa W. Wardell	Patrick J. Unzicker	Susan W. Groenwald	Robert A. Paul	Lisa M. Sodeika
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	$13,946,461	$1,185,834	$1,712,246	$1,463,341	$994,853
(1)	The value of the unvested stock options is based on the difference between the exercise price and $37.95 (the closing market price of the Common Stock for June 30, 2017 as reported in The Wall Street Journal). The value of Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2017 as reported in The Wall Street Journal. Performance Shares vest at target level.
61

PROXY STATEMENT	Executive Compensation – Tables

EQUITY COMPENSATION PLAN INFORMATION

Adtalem currently maintains three equity compensation plans: the 2003 Stock Incentive Plan, the Amended and Restated Incentive Plan of 2005 and the Second Amended and Restated incentive Plan of 2013. Adtalem’s shareholders have approved each of these plans.

The following table summarizes information, as of June 30, 2017, relating to these equity compensation plans under which Adtalem’s Common Stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, awards, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, awards, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	4,174,017	$35.04	2,106,320
Equity compensation plans not approved by security holders	—	—	—
Total	4,174,017	$35.04	2,106,320
(1)	The number shown in column (a) is the number of shares that may be issued upon exercise of outstanding options or SARs and other equity awards granted under the shareholder-approved 2003 Stock Incentive Plan (45,744 shares), the Amended and Restated Incentive Plan of 2005 (1,786,847 shares) and the Second Amended and Restated Incentive Plan of 2013 (2,341,426).
(2)	The number shown in column (c) is the number of shares that may be issued upon exercise of options or SARs and other equity awards granted in the future under the Second Amended and Restated Incentive Plan of 2013. All of the shares remaining available for the grant of future awards of options, warrants and rights are available under the Second Amended and Restated Incentive Plan of 2013. No new awards may be granted under the 1994 Stock Incentive Plan, 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan or the Amended and Restated Incentive Plan of 2005.
62

Director Compensation	PROXY STATEMENT

2017 DIRECTOR COMPENSATION

In fiscal year 2017, non-employee directors, other than the Board Chair, received an annual retainer of $70,000, which was increased to $75,000 starting in the fourth quarter of fiscal year 2017, paid quarterly. The Board Chair received an additional annual retainer of $120,000, the Chair of the Audit and Finance Committee received an additional annual retainer of $22,500, the Chair of the Compensation Committee received an additional retainer of $17,500, and the chairs of each of the other committees received an additional annual retainer of $10,000 for their roles as committee chairs. Directors were reimbursed for any reasonable and appropriate expenditures attendant to Board membership. Michael W. Malafronte, who was originally appointed to the Board pursuant to a Support Agreement, has declined all compensation for his service.

Under the Adtalem Global Education Inc. Nonqualified Deferred Compensation Plan, a director could elect to defer all or a portion of the cash retainer. Any amount so deferred is, at the director’s election, valued as if invested in various investment choices made available by the Compensation Committee for this purpose, and is payable in cash in installments, or as a lump-sum on or after termination of service as a director, or at a later date specified by the director. With the exception of Kathy Boden Holland, no directors deferred any portion of their compensation in fiscal year 2017.

As long-term incentive compensation for directors, each non-employee director received restricted stock units commonly referred to at Adtalem as “Full-Value Shares” with an approximate value of $100,000 directly following the 2016 Annual Meeting of Shareholders. Each Full-Value Share represents the right to receive one share of Common Stock following the satisfaction of the vesting period. The Full-Value Shares granted in November 2016 will vest 100% upon the one-year anniversary of the grant date. This table discloses all director compensation provided in fiscal year 2017 to the directors of Adtalem for their service as directors (other than Ms. Wardell who received no compensation for her service as a director; however, her compensation as President and CEO is set forth in the Summary Compensation Table).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Christopher B. Begley	196,250	100,100	296,350
David S. Brown(3)	36,250	—	36,250
William W. Burke(4)	57,500	—	57,500
Ann Weaver Hart	71,250	100,100	171,350
Kathy Boden Holland(5)	17,500	—	17,500
Lyle Logan	87,500	100,100	187,600
Michael W. Malafronte	—	—	—
Alan G. Merten(3)	35,000	—	35,000
Fernando Ruiz(6)	108,750	100,100	208,850
Ronald L. Taylor(7)	126,000	100,100	226,100
James D. White	81,250	100,100	181,350
(1)	Includes all retainer fees paid or deferred pursuant to the Adtalem Global Education Inc. Nonqualified Deferred Compensation Plan.
(2)	The amounts reported in the Stock Awards column represent the grant date fair value of 3,640 Full-Value Shares granted on November 10, 2016 to each of the directors named above, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Also see "Note 6: Stock-Based Compensation" to Adtalem’s consolidated financial statements set forth in the Form 10-K for fiscal year 2017, filed with the SEC on August 24, 2017, for the assumptions made in determining the valuations of these awards. The number of Full-Value Shares granted to each of the directors named above was determined by dividing $100,000 by $27.50, which represents the fair market value of a share of Common Stock on the November 10, 2016 date of award, and rounding to the nearest 10 shares.
(3)	Each of Mr. Brown and Mr. Merten chose not to stand for re-election at the 2016 Annual Meeting of Shareholders.
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PROXY STATEMENT	Director Compensation

(4)	This amount includes $10,000 in cash Mr. Burke received as compensation for his services as a member of the board of trustees of an Adtalem Global Education institution.
(5)	Ms. Boden Holland elected to defer 100% of her director fees for calendar year 2017 into the Adtalem Global Education Inc. Nonqualified Deferred Compensation Plan.
(6)	This amount includes $20,000 in cash Mr. Ruiz received as compensation for his services as a member of the board of trustees of an Adtalem Global Education institution.
(7)	This amount includes $44,750 in cash Mr. Taylor received as compensation for his services as a member of the board of trustees of an Adtalem Global Education institution.

This table discloses the aggregate number of option and Full-Value Share awards outstanding at June 30, 2017 for each of the current non-executive directors. These figures represent both Full-Value Share awards as well as stock option awards made prior to August 2009 when the Board discontinued its practice of granting stock options to directors in favor of awards of Full-Value Shares upon their election or re-election to the Board.

Name	Options Outstanding (#)	Full-Value Shares Outstanding (#)
Christopher B. Begley	—	3,640
David S. Brown(1)	3,500	—
William W. Burke	—	—
Ann Weaver Hart	—	3,640
Kathy Boden Holland	—	—
Lyle Logan	3,500	3,640
Michael W. Malafronte	—	—
Alan G. Merten(1)	—	—
Fernando Ruiz	3,500	3,640
Ronald L. Taylor(2)	4,375	3,640
James D. White	—	3,640
(1)	Each of Mr. Brown and Mr. Merten chose not to stand for re-election at the 2016 Annual Meeting of Shareholders.
(2)	Includes options granted for his prior service as a senior executive of Adtalem.
64

Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm	PROXY STATEMENT

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board has reappointed PwC, as its independent registered public accounting firm for Adtalem and its subsidiaries for fiscal year 2018. The Board recommends to the shareholders that the selection of PwC as independent registered public accounting firm for Adtalem and its subsidiaries be ratified. If the shareholders do not ratify the selection of PwC, the selection of independent registered public accounting firm will be reconsidered by the Audit and Finance Committee. Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions from shareholders.

APPROVAL BY SHAREHOLDERS

The ratification of the selection of PwC as independent registered public accounting firm for Adtalem for fiscal year 2018 will require the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Unless otherwise indicated on the proxy, the shares will be voted FOR ratification of the selection of PwC as independent registered public accounting firm for Adtalem for fiscal year 2018.

Selection of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for Adtalem for fiscal year 2018.

AUDIT FEES

The Audit and Finance Committee appointed PwC as Adtalem’s independent registered public accounting firm for the fiscal year ended June 30, 2017. Adtalem’s shareholders ratified the engagement at the Annual Meeting of Shareholders on November 10, 2016. In addition to engaging PwC to audit the consolidated financial statements for Adtalem and its subsidiaries for the year and review the interim financial statements included in Adtalem’s Quarterly Reports on Form 10-Q filed with the SEC, the Audit and Finance Committee also engaged PwC to provide various other audit and audit related services — e.g., auditing of Adtalem’s compliance with student financial aid program regulations.

The Sarbanes-Oxley Act of 2002 prohibits an independent public accountant from providing certain non-audit services for an audit client. Adtalem engages various other professional service providers for these non-audit services as required. Other professional advisory and consulting service providers are engaged where the required technical expertise is specialized and cannot be economically provided by colleague staffing. Such services include, from time to time, business and asset valuation studies, and services in the fields of law, human resources, information technology, employee benefits and tax structure and compliance.

65

PROXY STATEMENT	Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm

The aggregate amounts included in Adtalem’s financial statements for fiscal year 2017 and 2016 for fees billed or to be billed by PwC for audit and other professional services, respectively, were as follows:

	Fiscal Year 2017	Fiscal Year 2016
Audit Fees	$3,685,800	$2,590,584
Audit Related Fees	0	607,676
Tax Fees	442,030	203,372
All Other Fees	3,000	86,421
Total	$4,130,830	$3,488,053

AUDIT FEES — Includes all services performed to comply with generally accepted auditing standards in conjunction with the annual audit of Adtalem’s financial statements and the audit of internal control over financial reporting. In addition, this category includes fees for services in connection with Adtalem’s statutory and regulatory filings, consents and review of filings with the SEC such as the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Also included are services rendered in connection with the required annual audits of Adtalem’s compliance with the rules and procedures promulgated for the administration of federal and state student financial aid programs.

AUDIT RELATED FEES — Includes all assurance and related services such as due diligence related to acquisitions.

TAX FEES — Includes all services related to tax compliance, tax planning, tax advice, assistance with tax audits and responding to requests from Adtalem’s tax department regarding technical interpretations, applicable laws and regulations, and tax accounting. Adtalem’s Audit and Finance Committee has considered the nature of these services and concluded that these services may be provided by the independent registered public accounting firm without impairing its independence.

ALL OTHER FEES — Includes subscriptions for on-line accounting research services and fees for continuing professional education sessions.

The Audit and Finance Committee, at each of its regularly scheduled meetings, and on an interim basis as required, reviews all engagements of PwC for audit and all other services. Prior to the Audit and Finance Committee’s consideration for approval, management provides the Audit and Finance Committee with a description of the reason for and nature of the services to be provided along with an estimate of the time required and approximate cost. Following such review, each proposed service is approved, modified or denied as appropriate. A record of all such approvals is maintained in the files of the Audit and Finance Committee for future reference. All services provided by PwC during the past year were approved by the Audit and Finance Committee prior to their undertaking.

The Audit and Finance Committee has adopted a policy for approving all permitted audit, audit-related, tax and non-audit services to be provided by PwC in advance of the commencement of such services, except for those considered to be de minimis by law for non-audit services. Information regarding services performed by the independent registered public accounting firm under this de minimis exception is presented to the Audit and Finance Committee for information purposes at each of its meetings. There is no blanket pre-approval provision within this policy. For fiscal year 2017, none of the services provided by PwC were provided pursuant to the de minimis exception to the pre-approval requirements contained in the applicable rules of the SEC. Audit and Finance Committee consideration and approval generally occurs at a regularly scheduled Audit and Finance Committee meeting. For projects that require an expedited decision because they should begin prior to the next regularly scheduled meeting, requests for approval may be circulated to the Audit and Finance Committee by mail, telephonically or by other means for its consideration and approval. When deemed necessary, the Audit and Finance Committee has delegated pre-approval authority to its Chair. Any engagement of the independent registered public accounting firm under this delegation will be presented for informational purposes to the full Audit and Finance Committee at their next meeting.

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Audit and Finance Committee Report	PROXY STATEMENT

AUDIT AND FINANCE COMMITEE REPORT

To Our Shareholders:

The Audit and Finance Committee of Adtalem consists of three independent directors. The members of the Audit and Finance Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit and Finance Committee under SEC and NYSE rules. In fiscal year 2017, the Audit and Finance Committee held nine meetings. The Audit and Finance Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter conforms to the SEC’s implementing regulations and to the NYSE listing standards.

Management is responsible for Adtalem’s internal controls and the financial reporting process by which it prepares the financial statements. Adtalem’s independent registered public accounting firm is responsible for performing an independent audit of the annual financial statements of Adtalem and expressing an opinion on those statements. The principal duties of the Audit and Finance Committee include:

•	Monitoring Adtalem’s financial reporting processes, including its internal control systems;
•	Selecting Adtalem’s independent registered public accounting firm, subject to ratification by the shareholders;
•	Evaluating the independent registered public accounting firm’s independence;
•	Monitoring the scope, approach and results of the annual audits and quarterly reviews of financial statements and discussing the results of those audits and reviews with management and the independent registered public accounting firm;
•	Overseeing the effectiveness of Adtalem’s internal audit function and overall risk management processes;
•	Discussing with management and the independent registered public accounting firm the nature and effectiveness of Adtalem’s internal control systems; and
•	Reviewing and recommending to the Board Adtalem’s financing policies and actions related to investment, capital structure and financing strategies.

During fiscal year 2017, at each of its regularly scheduled meetings, the Audit and Finance Committee met with the senior members of the Adtalem’s financial management team. Additionally, the Audit and Finance Committee had separate private sessions, on a quarterly basis, with Adtalem’s independent registered public accounting firm, Adtalem’s Chief Legal Officer, Adtalem’s Chief Financial Officer and Treasurer, Adtalem’s Chief Risk Officer and the Vice President of Audit Services.

The Audit and Finance Committee is updated periodically on management’s process to assess the adequacy of Adtalem’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of Adtalem’s internal control over financial reporting. The Audit and Finance Committee also discusses with Adtalem’s independent registered public accounting firm Adtalem’s internal control assessment process, management’s assessment with respect thereto and the evaluation by Adtalem’s independent registered public accounting firm of its system of internal control over financial reporting.

The Audit and Finance Committee annually evaluates the performance of Adtalem’s independent registered public accounting firm, including the senior audit engagement team, and determines whether to reengage the current independent registered public accounting firm. As a threshold matter, the Audit and Finance Committee satisfies itself that the most recent Public Company Accounting Oversight Board (“PCAOB”) inspection report pertaining to the current firm does not contain any information that would render inappropriate its continued service as Adtalem’s independent public accountants, including consideration of the public portion of the report and discussion in general terms of the types of matters covered in the non-public portion of the report. The Audit and Finance Committee also considers the quality and efficiency of the previous services rendered by the current auditors and the auditors’ technical expertise and knowledge of Adtalem’s global operations and industry. Based on this evaluation, the Audit and Finance Committee decided to reengage, and recommend ratification of, PwC as Adtalem’s independent registered public accounting firm for fiscal year 2017. It reviewed with members of Adtalem’s senior management team and PwC the overall audit scope and plans, the

67

PROXY STATEMENT	Audit and Finance Committee Report

results of internal and external audit examinations, evaluations by management and PwC of Adtalem’s internal controls over financial reporting and the quality of Adtalem’s financial reporting. Although the Audit and Finance Committee has the sole authority to appoint Adtalem’s independent registered public accounting firm, the Audit and Finance Committee recommends that the Board ask the shareholders, at their annual meeting, to ratify the appointment of Adtalem’s independent registered public accounting firm. With respect to Adtalem’s audited financial statements for fiscal year 2017, the Audit and Finance Committee has:

•	Reviewed and discussed the audited financial statements with management;
•	Met with PwC, Adtalem’s independent registered public accounting firm, and discussed the matters required to be discussed by the PCAOB; and
•	Received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with PwC their independence.

In reliance upon the Audit and Finance Committee’s reviews and discussions with both management and PwC, management’s representations and the report of PwC on Adtalem’s audited financial statements, the Audit and Finance Committee has recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2017 be included in Adtalem’s Annual Report on Form 10-K to be filed with the SEC.

In addition, the Audit and Finance Committee has re-appointed, subject to shareholder ratification, PwC as Adtalem’s independent registered public accounting firm for fiscal year 2017.

This Audit and Finance Committee Report is not to be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that Adtalem specifically incorporates this Audit and Finance Committee Report by reference, and is not otherwise to be deemed filed under such Acts.

William W. Burke, Chair
Kathy Boden Holland
Fernando Ruiz

68

Proposal No. 3 — Say-on-Pay	PROXY STATEMENT

PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are required to submit to shareholders a resolution subject to an advisory vote to approve the compensation of our NEOs. The current frequency of the advisory vote on executive compensation is annually, with the vote for the current year being taken pursuant to this Proposal No. 3. The next such vote will occur at Adtalem’s 2018 Annual Meeting of Shareholders.

The Board encourages shareholders to carefully review the “Executive Compensation” section of this Proxy Statement beginning on page 22 and the “Compensation Discussion and Analysis” beginning on page 22 for a thorough discussion of our compensation program for NEOs. The overall goals of our compensation program are to serve the essential purposes of the organization, which are to empower students to achieve their educational and career goals, and to maximize the long-term return to our stakeholders. We designed our program to:

•	Align NEO compensation with academic, student outcome and financial objectives;
•	Attract, motivate and retain high-quality executives; and
•	Reward organizational and individual performance.

The key elements of our executive compensation program are:

•	Annual base salary;
•	Annual cash incentive (MIP); and
•	Long-term incentive.

Adtalem aims to provide total cash compensation to each NEO that is market-competitive, combining a stable base salary element with two at-risk elements (annual cash incentive awards and long-term incentive awards) available to be earned based upon individual and organizational performance. We believe this approach helps reinforce a culture of performance by recognizing individual potential and rewarding results. As part of our compensation philosophy, we believe we should pay our NEOs total compensation that is competitive with other alternatives available to them in the marketplace and that a significant portion of each NEO’s total compensation should be variable — with both upside potential and downside risk — depending upon the performance of Adtalem and of the individual. In addition, we believe we should maintain a clear, straightforward and transparent approach to our executive compensation program.

Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting:

RESOLVED, that the compensation paid to Adtalem’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

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PROXY STATEMENT	Proposal No. 3 — Say-on-Pay

APPROVAL BY SHAREHOLDERS

The approval of the compensation of Adtalem’s NEOs will require the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. As this is an advisory vote, the result will not be binding on Adtalem, the Board or the Compensation Committee, although the Board and the Compensation Committee will carefully consider the outcome of the vote when evaluating our compensation program. Unless otherwise indicated on the proxy, the shares will be voted FOR the approval of the compensation of Adtalem’s NEOs.

Advisory Vote on Executive Compensation
The Board of Directors recommends a vote FOR Proposal No. 3, approval of the compensation of Adtalem’s named executive officers.

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Proposal No. 4 — Frequency of Say-on-Pay	PROXY STATEMENT

Proposal No. 4 — Determine the Frequency of Stockholder Advisory Vote Regarding Compensation Awarded to Named Executive Officers

As required by the SEC’s proxy rules, Adtalem is seeking an advisory, non-binding shareholder vote about how often Adtalem should present shareholders with the opportunity to vote on compensation awarded to Adtalem’s named executive officers. Shareholders may elect to have the vote held every year, every two years, or every three years, or may abstain. A shareholder may vote for any one of these alternatives or may abstain from voting. This vote by shareholders is non-binding on the Board.

Adtalem’s shareholders voted on a similar proposal in 2011 with the majority voting to hold the say-on-pay vote every year. Adtalem continues to believe that the say-on-pay vote should be conducted every year to best enable shareholders to express timely their views on Adtalem’s executive compensation program and enable the Board and the Compensation Committee to determine current shareholder sentiment and take such sentiment into account when evaluating executive compensation.

APPROVAL BY SHAREHOLDERS

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the shareholders. As this is an advisory vote, the result will not be binding on Adtalem or the Board, although the Board will carefully consider the outcome of this vote, along with other relevant factors, when determining the frequency of the say-on-pay vote. Unless otherwise indicated on the proxy, the shares will be voted for EVERY YEAR.

Advisory Vote on Frequency of Say-on-Pay

The Board of Directors recommends a vote for a frequency of EVERY YEAR (as opposed to every two years or every three years) for the shareholder advisory vote on compensation awarded to Adtalem’s named executive officers.

71

PROXY STATEMENT	Proposal No. 5 — Approval of the 2013 Plan

PROPOSAL NO. 5 — APPROVAL OF THE THIRD AMENDED AND RESTATED INCENTIVE PLAN OF 2013

The Third Amended and Restated Incentive Plan of 2013 (the “2013 Plan”) was originally adopted by Adtalem in 2013 under the original name of the DeVry Inc. Incentive Plan of 2013. The 2013 Plan has been amended and restated twice since it was adopted, and the Board has now adopted, and is recommending that shareholders approve a third amendment and restatement of the 2013 Plan at the Annual Meeting. The 2013 Plan is integral to Adtalem’s compensation strategies and programs. The proposed amendments to the 2013 Plan will maintain the flexibility that Adtalem needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of colleagues essential for achievement of Adtalem’s success.

The principal changes to be made by the third amendment and restatement of the 2013 Plan are:

•	to reflect the change in Adtalem’s name;
•	to increase the number of authorized shares that can be issued under the 2013 Plan;
•	to impose an annual limit on the number of shares that can be issued in each fiscal year to members of the Board;
•	to require a minimum one year vesting requirement for all Awards, with certain exceptions; and
•	to change the current “single trigger” vesting of Awards on a Change in Control to “double trigger” vesting, so that Awards will generally vest only if a Participant is terminated without cause within two years following a Change in Control.

The 2013 Plan permits the Award of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance stock, performance stock units, stock awards, performance cash awards, annual management incentive awards, and other cash awards. In any given year, however, the Compensation Committee expects to approve only those types of awards as the Committee concludes are appropriate in light of Adtalem’s circumstances and requirements. The Compensation Committee does not contemplate the award of all or even most of the various types of awards in any given year to any one recipient. Shareholder approval of the 2013 Plan will permit the performance-based awards discussed below to continue to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

Awards under the 2013 Plan are referred to as “Awards.” Those eligible for Awards under the 2013 Plan are referred to as “Participants.” Participants include all colleagues of Adtalem and its subsidiaries and all non-employee directors of Adtalem.

Adtalem also currently maintains the Incentive Plan of 2005 (the “2005 Plan”). Since the approval of the 2013 Plan, no further awards have been granted under the 2005 Plan, but all prior awards under the 2005 Plan remain outstanding in accordance with their terms.

A summary of the principal features of the 2013 Plan is provided below, including the proposed amendments contained in the third amendment and restatement, but is qualified in its entirety by reference to the full text of the 2013 Plan that is attached to this Proxy Statement as Appendix C.

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Proposal No. 5 — Approval of the 2013 Plan	PROXY STATEMENT

Shares Available for Issuance

At present, the aggregate number of shares of Common Stock that may be issued under the 2013 Plan will not exceed 4,500,000, plus any shares subject to an existing award under the 2005 Plan that are forfeited. Since there are a total of 2,005,378 shares, as of September 30, 2017, subject to grants or cancelled under the 2005 Plan, the maximum number of shares that could be granted under the 2013 Plan if all of the existing 2005 Plan awards were forfeited is 6,505,378 shares (subject to the adjustment provisions discussed below).

The proposed amendment and restatement of the 2013 Plan would increase the aggregate number of shares that may be issued to 7,800,000, plus any shares subject to an award under the 2005 Plan that are forfeited. The 3,300,000 share increase in the maximum number of shares represents 5.3% of the currently outstanding shares of Common Stock. Adtalem is requesting this increase at this time because, as of September 30, 2017, it currently has only 1,255,844 shares authorized and available for issuance under the 2013 Plan.

Administration and Eligibility

The 2013 Plan is administered by the Compensation Committee which consists of two or more directors, each of whom will satisfy the requirements established for administrators acting under plans intended to qualify for exemption under Rule 16b-3 under the Exchange Act, for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Internal Revenue Code and with any applicable requirements established by the NYSE. The Compensation Committee approves the aggregate Awards and the individual Awards for the most senior elected officers and non-employee directors, with the exception of the CEO. The Compensation Committee recommends grants of Awards to the CEO, but actual awards to the CEO are granted by the Board, with only the members of the Board who meet the requirements for membership on the Compensation Committee as described above participating in the decision. The Compensation Committee delegates its authority to grant Awards to other Participants to the CEO or other designated officers in accordance with the terms of the 2013 Plan. The CEO or such other officers authorized to select colleagues to receive such option shares and other Awards provide written notice of all such action to the Compensation Committee.

No Participant (other than a non-employee director) may receive in any fiscal year stock options relating to more than 50% of the total shares reserved under the 2013 Plan, or SARs relating to more than 50% of the total shares reserved under the 2013 Plan. The maximum amount that may be earned under performance cash awards by any Participant who is a covered employee within the meaning of Section 162(m) of the Internal Revenue Code (“Covered Employee”) in any fiscal year may not exceed $5,000,000, and the maximum number of shares that may be received by a Covered Employee under grants of performance stock and performance stock units in any fiscal year may not exceed 50% of the total shares reserved under the 2013 Plan.

Currently, there is no limit on the amount of awards that may be received by a non-employee director under the 2013 Plan. If the proposed amendment and restatement of the 2013 Plan is approved at the Annual Meeting, during any fiscal year, no non-employee director may receive grants for more than 50,000 shares.

Each of the above limits on shares is subject to the adjustment provisions discussed below.

Awards

Stock Options

Stock options granted to Participants (“optionees”) may be either incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”). NSOs and ISOs are collectively referred to as “Stock Options.” The exercise price of any Stock Option must be equal to or greater than the fair market value of the shares on the date of the grant. The term of a Stock Option cannot exceed 10 years.

For purposes of the 2013 Plan, fair market value shall be determined in such manner as the Compensation Committee may deem equitable, or as required by applicable law or regulation. Generally, fair market value means the closing price on the last trading day preceding the day of the transaction, as reported for the New York Stock Exchange Composite Transactions in The Wall Street Journal.

At the time of grant, the Compensation Committee, CEO or other designated officer will determine when Options are exercisable and when they expire.

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PROXY STATEMENT	Proposal No. 5 — Approval of the 2013 Plan

Payment for shares purchased upon exercise of a Stock Option must be made in full at the time of purchase. Payment may be made in cash, by the transfer to Adtalem of shares owned by the Participant having a fair market value on the date of transfer equal to the option exercise price (or certification of ownership of such shares) or in such other manner as may be authorized by the Compensation Committee.

SARs

The Compensation Committee, CEO or other designated officer has the authority to grant SARs to Participants and to determine the number of shares subject to each SAR, the term of the SAR, the time or times at which the SAR may be exercised, the grant price of the SAR and all other terms and conditions of the SAR. A SAR is a right, denominated in shares, to receive, upon exercise of the right, in whole or in part, without payment to Adtalem an amount, payable in shares, in cash or a combination thereof, that is equal to the excess of: (i) the fair market value of Common Stock on the date of exercise of the right; over (ii) the grant price of the award (which may not be less than the fair market value of the Common Stock on the date of grant) multiplied by the number of shares for which the right is exercised. SARs may be granted either in tandem with a Stock Option or as an independent award. If a SAR is granted in tandem with a Stock Option it will have the same exercise price and terms, and the Participant will be permitted to exercise either the Stock Option or SAR, but not both.

Restricted Stock and Restricted Stock Units

Restricted Stock consists of shares of Common Stock which are awarded to a Participant and are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Restricted Stock Units are the right to receive shares of Common Stock at a future date in accordance with the terms of such award upon the attainment of certain conditions specified by the Compensation Committee, which are subject to substantial risk of forfeiture and restrictions on their sale or other transfer by the Participant. The Compensation Committee, CEO or other designated officer determines the eligible Participants to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares or units to be granted, the time or times within which the shares covered by such award will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the award. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with Adtalem, the passage of time or other restrictions or conditions.

Performance Stock and Performance Stock Units

Performance Stock consists of shares that are transferred by Adtalem to a Participant, subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant, which are based upon the attainment of performance goals specified by the Compensation Committee. Performance Stock Units are the right to receive shares or cash equal to the fair market value of such shares at a future date in accordance with the terms of such award and upon the attainment of performance goals specified by the Compensation Committee. The period of time during which the performance goals must be met shall not be less than twelve months, except in the case of a newly hired Participant.

The Award of Performance Stock Units to a Participant will not create any rights in such Participant as a shareholder of Adtalem until the issuance of Common Stock with respect to an Award.

Performance Cash Awards

A Participant who is granted Performance Cash Awards has the right to receive a payment in cash upon the attainment of performance goals specified by the Compensation Committee. The period of time during which the performance goals must be met shall not be less than twelve months, except in the case of a newly hired Participant. The Compensation Committee may substitute shares of Common Stock for the cash payment otherwise required to be made pursuant to a Performance Cash Award.

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Proposal No. 5 — Approval of the 2013 Plan	PROXY STATEMENT

Performance Goals

Awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units, and Performance Cash Awards shall, and other incentives under the 2013 Plan may be made subject to the attainment of performance goals specified by the Compensation Committee, including but not limited to: cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net revenues; revenue growth; price of the common stock; return on net assets, equity or shareholders’ equity; market share; total return to shareholders; or measurable student outcomes or satisfaction. Any performance goals may be used to measure the performance of Adtalem as a whole or any business unit of Adtalem and may be measured relative to a peer group or index. Any performance goals may be adjusted to include or exclude special items as described below.

If any such Award is made to a Covered Employee, then, unless the Compensation Committee determines that the Award is not intended to qualify as qualified performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, the performance goals must be based only on one or more of the enumerated goals specified in the preceding paragraph and must be established by the earlier of the first 90 days or first one-quarter of the employment period to which the Award relates. In addition no amount may be paid to a Covered Employee pursuant to such an Award until the Compensation Committee has certified the extent to which the performance goals were met, and the Compensation Committee may not exercise its discretion to increase the amount paid to the Covered Employee.

Annual Management Incentive Awards

Management Incentive Awards (MIP) will be paid out of an incentive pool equal to five percent of Adtalem’s consolidated operating earnings for each calendar year. The incentive pool is automatically created for each fiscal year commencing with the fiscal year beginning July 1, 2014. The Compensation Committee may, by resolution adopted during the first 90 days of the fiscal year, allocate an incentive pool percentage to designated Participants for each fiscal year; but if the Compensation Committee does not adopt a different allocation, then 20% of the incentive pool shall be allocated to each person who is a “named executive officer” of Adtalem for the fiscal year, as defined by Item 402(a)(3)(i) through (iii) (but not (iv)) of SEC Regulation S-K), determined as of the end of the fiscal year and disregarding any person who is a named executive office solely by reason of having served as principal executive officer or principal financial officer earlier in the fiscal year. In no event may the incentive pool percentage for any one Participant exceed 20% of the total pool, regardless of how many Participants are allocated a percentage. Consolidated operating earnings shall mean the consolidated earnings before income taxes of Adtalem, computed in accordance with generally accepted accounting principles, but shall exclude the effects of special items, including (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting regulations or laws, or (iii) the effect of a merger or acquisition, as determined in accordance with generally accepted accounting principles.

As soon as possible after the determination of the incentive pool for a fiscal year, the Compensation Committee shall certify each Participant’s allocated portion of the incentive pool based upon the percentage established in the preceding paragraph. The Participant’s incentive Award then shall be determined by the Compensation Committee (or, in the case of the CEO, the members of the Board who meet the requirements for membership on the Compensation Committee) based on the Participant’s allocated portion of the incentive pool subject to reduction in the sole discretion of the Compensation Committee (or Board). In no event may the portion of the incentive pool allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion, and in no event shall any person be entitled to any Annual Management Incentive Award until the Compensation Committee (or Board) has affirmatively certified such person’s allocated share of the incentive pool and the final amount of such person’s payment.

The Annual Management Incentive Awards are designed to satisfy the requirements of Section 162(m) of the Internal Revenue Code while providing the Compensation Committee with flexibility to determine the appropriate amount of each Award. It is intended that the Annual Management Incentive Awards will provide the primary method of providing annual incentives for Adtalem’s named executive officers, and that the named executive officers will not also be entitled to Performance Cash Awards for the same fiscal year in which they are eligible for an Annual Management Incentive Award except in unusual circumstances.

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PROXY STATEMENT	Proposal No. 5 — Approval of the 2013 Plan

Stock Awards

The Compensation Committee, CEO or other designated officer may award shares of Common Stock to Participants without payment therefor, as additional compensation for service to Adtalem or a subsidiary. Stock Awards may be subject to other terms and conditions, which may vary from time to time and among colleagues, as the Compensation Committee determines to be appropriate. However, an outright grant of stock will not be made unless it is offered in exchange for cash compensation that has otherwise already been earned by the recipient.

Cash Awards

A cash Award consists of a monetary payment made by Adtalem to a colleague as additional compensation for his or her services to Adtalem or a subsidiary. A cash Award may be made in tandem with another Award or may be made independently of any other Award. Cash Awards may be subject to other terms and conditions, which may vary from time to time and among colleagues, as the Compensation Committee, CEO or other designated officer determines to be appropriate.

Amendment of the 2013 Plan

The Board or the Compensation Committee has the right and power to amend the 2013 Plan, provided, however, that neither the Board nor the Compensation Committee may amend the 2013 Plan in a manner which would impair or adversely affect the rights of the holder of an Award without the holder’s consent. No material amendment of the 2013 Plan, within the meaning of the NYSE listing requirements or other applicable law, shall be made without shareholder approval.

Minimum Vesting Period

Under the 2013 Plan as currently in effect, the Compensation Committee, CEO or other designated officer determines the vesting rules that apply to all equity-based awards. Under the proposed amendment and restatement of the 2013 Plan, all newly issued equity awards, including Stock Options, SARs, Restricted Stock and Restricted Stock Units, and Performance Stock and Performance Stock Units, will have a minimum vesting period of one year. Awards to non-employee directors, awards issued pursuant to the assumption of or in substitution for awards previously issued by companies acquired by Adtalem, and awards covering not more than 10% of the total number of shares that may be issued under the 2013 Plan issued in special circumstances such as the hire of a new Participant, are exempt from this requirement. In addition, an Award may provide for vesting prior to one year in circumstances such as termination without cause, death, disability, change in control or retirement.

Termination of the 2013 Plan

The Board may terminate the 2013 Plan at any time. Termination will not in any manner impair or adversely affect any Award outstanding at the time of termination. No Award shall be made more than ten years after the adoption of the amendment and restated of the 2013 Plan by the Board of Directors.

Compensation Committee’s Right to Modify Awards

Any Award granted may be modified, forfeited, or canceled, in whole or in part, by the Compensation Committee if and to the extent permitted in the 2013 Plan, or applicable agreement entered into in connection with an Award or with the consent of the Participant to whom such Award was granted. The Compensation Committee may grant Awards on terms and conditions different than those specified in the 2013 Plan to comply with the laws and regulations of any foreign jurisdiction, or to make the Awards more effective under such laws and regulations.

Subject to the requirements of Section 409A of the Internal Revenue Code, the Compensation Committee may permit or require a Participant to have amounts or shares of Common Stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an Award under the 2013 Plan, other than a Stock Option or SAR, credited to a deferred compensation or stock unit account established for the Participant by the Compensation Committee on Adtalem’s books of account.

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Proposal No. 5 — Approval of the 2013 Plan	PROXY STATEMENT

Neither the Board nor the Compensation Committee may cancel any outstanding Stock Option or SAR for the purpose of reissuing the Stock Option or SAR to the Participant at a lower exercise price, reduce the exercise price of an outstanding Stock Option or SAR, or permit any Stock Option or SAR to be repurchased or cancelled in exchange for any form of consideration at a time when the exercise price of the Stock Option or SAR exceeds the fair market value of the Common Stock.

Change in Control

The 2013 Plan presently provides that, except as otherwise determined by the Compensation Committee at the time of grant of an Award, upon a Change in Control of Adtalem, all Awards that vest based upon continued employment will be fully vested, and performance goals will be deemed achieved at target levels. This is commonly referred to as “single trigger vesting.” The proposed amendment and restatement of the 2013 Plan will generally substitute “double-trigger” for “single-trigger” vesting. Under double trigger vesting, Awards will not vest solely by reason of a Change in Control unless the result of the Change in Control is that Adtalem (or its successor) ceases to be publicly traded, or the successor to Adtalem fails to assume outstanding Awards or to issue new awards in replacement of outstanding Awards.

Under the new double-trigger vesting rules, newly issued Awards will vest if a Participant is terminated without cause or resigns for good reason within two years following a Change in Control. All vesting requirements based on continued employment will be deemed satisfied at the time of termination, and performance-based vesting requirements will be deemed to be satisfied at the level that the Compensation Committee determines that the performance goals either had been met, or were on track to be met, at the time of termination. Alternatively, the Compensation Committee may elect to provide that the Participant will vest at the end of the performance period as if he or she had been employed through that date, based on the actual level of performance goal achievement. The Compensation Committee may vary these terms in individual Award agreements, as by defining the term “cause” or providing a different period after the Change in Control during which the termination must occur. All Awards issued prior to the Shareholders’ approval of the amendment and restatement of the 2013 Plan will continue to have a single trigger vesting rules as described above.

A “Change in Control” shall mean: (i) the sale or disposition by Adtalem of all or substantially all of the assets of Adtalem (or any transaction having a similar effect); (ii) the consummation of a merger or consolidation of Adtalem with any other entity other than (A) a merger or consolidation which would result in the voting interests of Adtalem outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of Adtalem or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Adtalem (or similar transaction); or (iii) the acquisition, other than from Adtalem, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the then outstanding voting interests of Adtalem but excluding, for this purpose, any such acquisition by Adtalem or any of its affiliates, or by any employee benefit plan (or related trust) of Adtalem or any of its affiliates.

Adjustments

In the event of any change affecting the shares of Common Stock by reason of stock dividend, stock split, reverse stock split, spin-off, recapitalization, merger, consolidation, reorganization, share combination, exchange of shares, stock rights offering, liquidation, extraordinary cash dividend, disaffiliation of a subsidiary or similar event, the Compensation Committee shall make such adjustments (if any) as it deems appropriate and equitable, in its discretion, to outstanding Awards to reflect such event, including without limitation, (1) adjustments in the aggregate number or class of shares which may be distributed under the Plan, the maximum number of shares which may be made subject to an Award in any calendar year and in the number, class and option price or other price of shares subject to the outstanding Awards granted under the Plan, (2) the substitution of other property (including, without limitation, other securities) for the stock covered by outstanding Awards, and (3) in connection with any disaffiliation of a subsidiary, arrangement for the assumption, or replacement with new Awards, of Awards held by Participants employed by the affected subsidiary by the entity that controls the subsidiary following the disaffiliation.

In the event of any merger, consolidation, or reorganization of Adtalem with or into another corporation which results in Adtalem’s outstanding securities being converted into or exchanged for different securities, cash, or other property, there

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PROXY STATEMENT	Proposal No. 5 — Approval of the 2013 Plan

shall be substituted on an equitable basis as determined by the Compensation Committee, for each share of common stock subject to an Award, the number and kind of shares of stock, other securities, cash, or other property to which holders of Common Stock of Adtalem are entitled pursuant to the transaction.

Substitution and Assumption of Awards

Either the Board or the Compensation Committee may authorize the issuance of Awards in connection with the assumption of, or substitution for, outstanding benefits previously granted to individuals who become employees of Adtalem or any subsidiary as the result of any merger, consolidation, acquisition of property or stock, or reorganization other than a Change in Control, upon such terms and conditions as it deems appropriate.

Reusage

If an Award of Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Stock or Performance Stock, granted under the 2013 Plan or 2005 Plan expires or is terminated, surrendered or canceled without having been fully exercised, or without the issuance of all of the shares subject thereto, the shares covered by such Awards that are not issued will again be available for use under the 2013 Plan. The full number of shares with respect to which a SAR is exercised, and not merely the number of shares actually issued, shall be considered issued and not available for re-use. Shares that are withheld for the payment of the exercise price of an Option or SAR, or for the payment of income tax withholding, and shares covered by an Award that the Compensation Committee elects to settle in cash, shall all be treated as issued and not available for re-use.

Federal Income Tax Consequences

Adtalem has been advised by counsel that the federal income tax consequences as they relate to Awards are as follows:

ISOs

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO, provided that the optionee exercises the option either while employed or within 90 days after terminating employment (one year in the case of a termination by reason of death or disability). Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the optionee has not disposed of the stock within two years after the date of the award of the ISO and has held the shares for at least one year after the date of exercise and Adtalem is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of disposition, Adtalem receives a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

NSOs

An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such a Stock Option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. Adtalem receives an income tax deduction in an amount equal to the

78

Proposal No. 5 — Approval of the 2013 Plan	PROXY STATEMENT

ordinary income that the optionee recognizes upon the exercise of the Stock Option. The amount of income realized by the optionee is added to the optionee’s tax basis for the stock acquired, and any additional gain or loss realized by the optionee or other disposition of the stock is generally treated as a capital gain or loss.

Restricted Stock or Performance Stock

A Participant who receives an Award of Restricted Stock or Performance Stock does not generally recognize taxable income at the time of the Award. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares.

A Participant may elect to recognize the income at the time he or she receives Restricted Stock or Performance Stock in an amount equal to the fair market value of the Restricted Stock or Performance Stock (less any cash paid for the shares) on the date of the Award.

Adtalem receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of a SAR or an Award of Restricted Stock Units, Performance Stock Units, or Common Stock or cash, the Participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, Adtalem will receive a federal income tax deduction in an amount equal to the ordinary income which the Participant has recognized.

Code Section 409A

Certain types of Awards under the 2013 Plan may be considered forms of nonqualified deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code. If such Awards do not comply with the requirements of Section 409A, the recipients of such Awards could be subject to taxation on the value of the Awards at the time they are no longer considered subject to a substantial risk of forfeiture (rather than when paid), and could also be subject to a penalty tax equal to 20% of the value of the Award as well as other penalties. The 2013 Plan has been drafted with the intent of complying with the requirements of Section 409A, but Adtalem is not liable to any Participant for any tax penalties that may be imposed as a result of Section 409A or otherwise.

Million Dollar Deduction Limit

Under Section 162(m) of the Internal Revenue Code, Adtalem may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either Adtalem’s principal executive officer or is one of the three other most highly-compensated officers (other than the principal financial officer) for that taxable year as reported in Adtalem’s Proxy Statement. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. Adtalem believes that Awards in the form of Stock Options, Performance Stock, Performance Stock Units, Performance Cash Awards, SARs, and cash payments under Management Incentive Awards under the 2013 Plan constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation. However, the Compensation Committee has the authority to make such performance Awards to Adtalem’s named executive officers which do not qualify for the qualified performance-based compensation exemption if the Compensation Committee determines such Awards to be prudent.

The regulations under Section 162(m) provide that, in order for an award to qualify as qualified performance-based compensation, the award must be based on the achievement of performance goals approved by the stockholders of the company. When a committee is given the discretion to choose from among different types of performance goals and set the actual goals that will be used in individual awards, the regulations require that the stockholders approve the goals that

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PROXY STATEMENT	Proposal No. 5 — Approval of the 2013 Plan

may be used not less often than once in every five years. By approving the amendment and restatement of the 2013 Plan, the stockholders of Adtalem will be authorizing the Compensation Committee to issue Awards that may qualify as qualified performance-based compensation under Section 162(m) for an additional five years.

Miscellaneous

A new benefits table is not provided because all Awards are discretionary. On June 30, 2017, the closing price of the Common Stock was $37.95.

APPROVAL BY SHAREHOLDERS

The approval of the Third Amended and Restated Incentive Plan of 2013 will require the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Unless otherwise indicated on the proxy, the shares will be voted FOR the approval of the Third Amended and Restated Incentive Plan of 2013. If the Third Amended and Restated Incentive Plan of 2013 is not approved, the present version of the 2013 Plan will remain in effect.

Approval of the Third Amended and Restated Adtalem Global Education Inc. Incentive Plan of 2013
The Board of Directors recommends a vote FOR Proposal No. 5, approval of the Third Amended and Restated Incentive Plan of 2013.

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Additional Information	PROXY STATEMENT

ADDITIONAL INFORMATION

PROXY SOLICITATION

Officers and other employees of Adtalem may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the Internet. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. Adtalem also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. Adtalem will reimburse these intermediaries for reasonable out-of-pocket expenses. We have hired Alliance Advisors, to help us distribute and solicit proxies. Adtalem will pay them $12,000 plus expenses for these services. Adtalem will pay the cost of all proxy solicitation.

2018 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

Shareholder Proposals — 2018 Annual Meeting

Shareholder proposals intended to be presented at the 2018 annual meeting of shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by Adtalem no later than June 5, 2018, to be eligible for inclusion in the proxy statement and form of proxy for the meeting. Any such proposal also must meet the other requirements of the rules of the SEC relating to shareholder proposals. Also, under Adtalem’s By-Laws, other proposals and director nominations by shareholders that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting only if they are received by Adtalem in the form of a written notice, directed to the attention of Adtalem’s Secretary, not later than August 11, 2018. The notice must contain the information required by the By-Laws.

Director Nominating Process and Factors Considered

The Nominating & Governance Committee is responsible for making recommendations of nominees for directors to the Board. The Nominating & Governance Committee’s goal is to put before the shareholders candidates who, with the incumbent directors, will constitute a board that has the characteristics necessary to provide effective oversight for the growing, complex, global educational operations of Adtalem and reflects the broad spectrum of students that Adtalem serves. The Nominating & Governance Committee seeks a diversity of thought, background, experience and other characteristics in its candidates. To this end, Adtalem’s Governance Principles provide that nominees are to be selected on the basis of, among other things, knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the Nominating & Governance Committee considers appropriate in the context of the interests of Adtalem, its Board and its shareholders. When considering nominees, the Nominating & Governance Committee seeks to ensure that the Board as a whole possesses, and individual members possess at least two of, the following characteristics or expertise:

•	Academic leadership;
•	Accounting and finance expertise;
•	Business judgment;
•	Management experience;
•	Industry knowledge;
•	Accreditation and other specialized knowledge of higher education;
•	Public policy experience, particularly in higher education;
•	Leadership;
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PROXY STATEMENT	Additional Information

•	Strategic vision; and
•	Regulatory experience.

The Nominating & Governance Committee has implemented this policy by evaluating each prospective director nominee as well as each incumbent director on the criteria described above, and in the context of the composition of the full Board, to determine whether she or he should be nominated to stand for election or re-election. In screening director nominees, the Nominating & Governance Committee also reviews potential conflicts of interest, including interlocking directorships and substantial business, civic, and social relationships with other members of the Board that could impair the prospective nominee’s ability to act independently.

The Nominating & Governance Committee will not only consider nominees that it identifies, but will consider nominees submitted by shareholders in accordance with the advance notice process for shareholder nominations identified in the By-Laws. Under this process, all shareholder nominees must be submitted in writing to the Secretary of Adtalem Global Education Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799, not less than 90 days prior to the anniversary of the immediately preceding annual meeting of shareholders. Such shareholder’s notice shall be signed by the shareholder of record who intends to make the nomination (or his duly authorized proxy) and shall also include, among other things, the following information:

•	the name and address, as they appear on Adtalem’s books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made;
•	the number of shares of Adtalem’s Common Stock which are beneficially owned by such shareholder or beneficial owner or owners;
•	a representation that such shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;
•	the name and residence address of the person or persons to be nominated;
•	a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder;
•	such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would otherwise be required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board; and
•	the written consent of each nominee to be named in a proxy statement and to serve as a director if so elected.

In addition to candidates submitted through this advance notice By-Law process for shareholder nominations, shareholders may also request that a director nominee be included in Adtalem’s proxy materials in accordance with the proxy access provision in the By-Laws. Any shareholder or group of up to 20 shareholders holding both investment and voting rights to at least 3% of Adtalem’s outstanding Common Stock continuously for at least three years to nominate the greater of (i) two or (ii) 20% of the Adtalem directors to be elected at an annual meeting of shareholders. Such requests must be received not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of shareholders.

In addition to candidates submitted through these By-Law process for shareholder nominations, shareholders may also recommend candidates by following the procedures set forth below under the caption “Communications with Directors.”

In identifying potential nominees and determining which nominees to recommend to the Board, the Nominating & Governance Committee has retained the advisory services of Russell Reynolds Associates. In connection with each vacancy, the Nominating & Governance Committee develops a specific set of ideal characteristics for the vacant director position. The Nominating & Governance Committee looks at nominees it identifies and any identified by shareholders on an equal basis using these characteristics and the general criteria identified above.

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Voting Instructions and Information	PROXY STATEMENT

VOTING INSTRUCTIONS AND INFORMATION

VOTING INSTRUCTIONS

You may vote shares of Common Stock that you owned as of September 20, 2017, which is the record date for the Annual Meeting. You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting in Downers Grove, Illinois and cast your vote in person.

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Time on Tuesday, November 7, 2017.

Record Date

You may vote all shares of Common Stock that you owned as of the close of business on September 20, 2017, which is the record date for the Annual Meeting. On the record date, we had 61,600,575 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Ownership of Shares

You may own shares of Common Stock in one or more of the following ways:

•	Directly in your name as the shareholder of record, including shares purchased through our Colleague Stock Purchase Plan or restricted stock unit awards issued to colleagues under our long-term incentive plans.
•	Indirectly through a broker, bank or other intermediary in “street name.”
•	Indirectly through the Adtalem Stock Fund of our Success Sharing Retirement Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials.

VOTING INFORMATION

Effect of Not Casting Your Vote

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” matter on this year’s Annual Meeting agenda is Proposal No. 2 (Ratification of appointment of PwC as Adtalem’s independent registered public accounting firm for fiscal year 2018).

If you hold your shares in street name, and you wish to have your shares voted on all matters in this Proxy Statement, please complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any matters with the exception that your broker may vote in its discretion on Proposal No. 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the proposals at the Annual Meeting, which will have no the effect on the outcome.

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PROXY STATEMENT	Voting Instructions and Information

If you are a registered shareholder, if you return your proxy to us by any of these means outlined above under the heading “Voting Instructions” without choices for each proposal, the proxy committee appointed by the Board will vote your shares on the unmarked proposals in the same proportion as shares for which instructions have been received. Abstentions, directions to withhold authority and broker non-votes (where a named entity holds shares for a beneficial owner who has not provided voting instructions) will be considered present at the Annual Meeting for purposes of a quorum but will otherwise have the effect of a “no” vote.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the Annual Meeting, either in person or by proxy. For the 2017 Annual Meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and Delaware corporate law:

ITEM	VOTE REQUIRED	EFFECT OF ABSTENTION	EFFECT OF BROKER NON-VOTE*
Election of directors	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
Ratification of appointment of independent registered public accounting firm	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
Advisory vote to approve compensation of named executive officers**	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
Advisory vote to determine the frequency of advisory vote to approve compensation of named executive officers**	The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the shareholders	No effect on the outcome	No effect on the outcome
Approval of 2013 Plan amendment and restatement	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
*	A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under “Effect of Not Casting Your Vote” above, your broker may vote in its discretion only on Proposal No. 2, Ratification of appointment of PwC as Adtalem’s independent registered public accounting firm for fiscal year 2018.
**	Advisory/Non-binding. In accordance with Adtalem’s Restated Certificate of Incorporation, a majority of the shares represented at the Annual Meeting must be voted “FOR.” Notwithstanding the foregoing, Adtalem will take into account the weight of investor support for the compensation for its NEOs based on the percentage of shares that are present in person or represented by proxy at the meeting and entitled to vote on the shareholder proposal that have voted “FOR” the proposal. In evaluating the weight of investor support for the compensation of Adtalem’s NEOs, abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote’s outcome. With respect to the advisory vote on the frequency of holding shareholder advisory vote regarding compensation awarded to NEOs (Proposal No. 4), you may vote “EVERY YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.
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Voting Instructions and Information	PROXY STATEMENT

AVAILABILITY OF FORM 10-K

A copy of Adtalem’s 2017 Annual Report on Form 10-K (including the financial statements and financial statement schedules), as filed with the SEC, may be obtained without charge upon written request to the office of the Secretary of Adtalem at Adtalem Global Education Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799. A copy of Adtalem’s Form 10-K and other periodic filings also may be obtained on Adtalem’s investor relations website at investors.adtalem.com and from the SEC’s EDGAR database at www.sec.gov.

OTHER BUSINESS

The Board of Directors is aware of no other matter that will be presented for action at this Annual Meeting. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the proxy committee will vote and act according to their best judgment.

By Order of the Board of Directors

Gena L. Ashe
Senior Vice President, Chief Legal Officer and Corporate Secretary

85

APPENDIX A – SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT

The Compensation Committee has the discretion to adjust the financial inputs used in calculating the target award percentages for the Management Incentive Plan (MIP) and Return on Invested Capital (ROIC). The Compensation Committee evaluates potential adjustments using the following framework:

1.	Align treatment with shareholders’ view of results;
2.	Encourage management to make the best long-term decisions for Adtalem’s stakeholders; and
3.	Remain generally consistent with past practice.

ROIC, which is used as a performance threshold for Performance Shares granted in fiscal years 2015, 2016 and 2017 and is expressed as a percentage, is calculated, as Net Income divided by the average of the beginning and ending balances of the summation of Long-term Debt and Shareholders’ Equity.

RECONCILIATION OF FISCAL YEAR 2017 ADJUSTED NET INCOME FOR PERFORMANCE ASSESSMENTS TO REPORTED NET INCOME

For fiscal year 2017, Adtalem’s calculation of Net Income, which is a performance metric factoring in the determination of MIP payouts and ROIC, were adjusted from reported Revenue and Net Income for the following special items:

•	Exclusion of a charge related to an asset fair value write-down of its Pomona, California campus;
•	Exclusion of restructuring charges related to real estate consolidations and reduction in force (“RIF”) at DeVry University, Carrington College, the administrative support operations of the medical and veterinary schools and Adtalem’s home office in order to align its cost structure with enrollments; and
•	Exclusion of charges arising from the settlement agreements with the Federal Trade Commission and the Office of the Attorney General of the State of New York.

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands):

Net Income, as reported	$122,283
Exclusions:
Loss from real estate held for sale (pretax)	$4,764
Restructuring charges (pretax)	$29,825
Regulatory settlements (pretax)	$56,252
Income tax impact of above exclusions	$(34,721)
Net Income, as adjusted for determination of ROIC and MIP Payout	$178,403
Long-term Debt and Shareholder’s Equity:
Fiscal year 2017, as reported	$1,794,039
Fiscal year 2016, as reported	$1,582,087
Average for determination of ROIC	$1,688,063
ROIC	10.6%

RECONCILIATION OF FISCAL YEAR 2016 ADJUSTED REVENUE AND NET INCOME FOR PERFORMANCE ASSESSMENTS TO REPORTED REVENUE AND NET INCOME

For fiscal year 2016, Adtalem’s calculation of Revenue which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of MIP payouts and ROIC, were adjusted from reported Revenue and Net Income for the following special items:

•	Exclusion of gains from the disposition of DeVry University campus real estate;
•	Exclusion of restructuring charges related to workforce reductions and real estate consolidations to align Adtalem cost structure with enrollments at DeVry University, Carrington College, Chamberlain and Adtalem’s home office;

A-1

•	Exclusion of impairment charges related to Adtalem’s Carrington College reporting unit; Exclusion of Adtalem’s former CEO and CFO transition costs; and
•	Exclusion of the results of Adtalem Brazil institution acquired in the second half of fiscal year 2016 (for MIP payout only)

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands):

Total Revenue, as reported	$1,843,537
Revenue from Adtalem Brazil institutions acquired in second half of fiscal year 2016	$(400)
Total Revenue, as adjusted for determination of MIP	$1,843,137
Net Income, as reported	$(3,166)
Exclusions:
Gain from disposition of real estate (pretax)	$(7,032)
Restructuring charges (pretax)	$74,225
Asset impairment charge (pretax)	$147,660
Former CEO and CFO transition costs (pretax)	$7,126
Income tax impact of above exclusions	$(59,141)
Net Income, as adjusted for determination of ROIC	$159,672
Net Loss from Adtalem Brazil institutions acquired in second half of fiscal year 2016	$37
Net Income, as adjusted for determination of MIP Payout	$159,709
Long-term Debt and Shareholder’s Equity, as reported	$1,582,087
ROIC	10.1%

RECONCILIATION OF FISCAL YEAR 2015 ADJUSTED REVENUE AND NET INCOME FOR PERFORMANCE ASSESSMENTS TO REPORTED REVENUE AND NET INCOME

For fiscal year 2015, Adtalem’s calculation of Revenue which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of MIP payouts and ROIC, were adjusted from reported Revenue and Net Income for the following special items:

•	Exclusion of the operating results of Adtalem’s Advanced Academics Inc. reporting unit as discontinued operations;
•	Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain and Adtalem home office;
•	Exclusion of the impairment of Becker Europe intangible assets; and
•	Exclusion of the results of Adtalem Brazil institutions acquired in the second half of fiscal year 2015 (for MIP payout only).

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands):

Total Revenue, as reported	$1,909,943
Revenue from Adtalem Brazil institutions acquired in second half of fiscal year 2016	$(21,403)
Total Revenue, as adjusted for determination of MIP	$1,888,540
Net Income, as reported	$139,899
Discontinued Operations (net of tax)	$(5,576)
Restructuring Charges (net of tax)	$26,325
Asset impairment charge (net of tax)	$1,780
Net Income, as adjusted for determination of ROIC	$162,428
Net Income from Adtalem Brazil institutions acquired in second half of fiscal year 2016	$(1,004)
Net Income, as adjusted for determination of MIP Payout	$161,424
Long-term Debt and Shareholder’s Equity, as reported	$1,584,810
ROIC	10.2%

A-2

APPENDIX B – PERFORMANCE SHARE PERFORMANCE STANDARDS

PERFORMANCE STANDARDS FOR 2016 AWARDS

BSN NCLEX-RN First Time Pass Rate (Chamberlain University)

The NCLEX-RN (National Council Licensure Examination) is an examination for the licensing of registered nurses in the United States. After graduation from a Bachelor of Science (BSN) degree program at a school of nursing, students must pass the NCLEX-RN exam in order to receive a license to practice as a registered nurse in the U.S. The NCLEX-RN first time pass rate for BSN graduates was selected as the academic measure for Chamberlain University because it is a critical milestone in a BSN nursing student’s education. It is a pre-requisite to employment and demonstrates a standard level of competency to practice. It is objectively verifiable, and performance can be compared against other institutions, as results are published quarterly and on an annual calendar year basis by state Boards of Nursing.

Historically, each Chamberlain University campus had a goal to achieve a 90% first time NCLEX-RN pass rate for BSN graduates. Chamberlain University set the target at 90% because such passage rate is significantly higher than the accreditation standards and is generally consistent with the national average pass rate for nursing colleges. In 2013, the National Council of State Boards of Nursing increased the difficulty level of the test, resulting a decline in Chamberlain’s pass rates and a similar decline in the among peer institutions.

To ensure our high standards evolve with a changing examination, in 2016 we moved to a dynamic NCLEX-RN pass rate target based on the national average among U.S. nursing colleges, which includes more-selective nursing colleges and universities. Chamberlain’s goal to achieve at least the national average is a high bar because its pass rate has been lower than the national average in four of the last five years. As Chamberlain University adds campuses, it will be increasingly challenging to achieve an overall average of all campuses at or above the national average, especially because newer campuses typically have fewer students, where one student failure has a significant impact on the campus average.

USMLE First Time Pass Rate (Ross University School of Medicine and American University of the Caribbean School of Medicine)

The United States Medical Licensing Examination (USMLE) is the examination for medical licensure in the United States and is sponsored by the Federation of State Medical Boards (FSMB) and the National Board of Medical Examiners (NBME). The USMLE assesses a physician’s ability to apply knowledge, concepts, and principles, and to demonstrate fundamental patient-centered skills, that are important in health and disease and that constitute the basis of safe and effective patient care. There are three Steps to the USMLE, and Step 2 is divided into a Clinical Knowledge (CK) and Clinical Skills (CS) component. Step 3 occurs after graduation from medical school. The step 1 and 2 USMLE first time pass rates were chosen as appropriate academic measures for Ross University School of Medicine and American University of the Caribbean School of Medicine for a number of reasons. They are based on an objective national test all medical students must pass in order to be licensed in the U.S. They are available for U.S. medical schools as well as international schools who have students wishing to obtain residency and licensure in the U.S. The examinations themselves are rigorously reviewed for content validity and reliability. The pass rate scores are simple to understand and are viewed throughout medical education as the most vigorous objective comparison amongst medical schools. Moreover, USMLE first time pass rates directly relate to the purpose of the Adtalem medical schools, which is to produce physicians for the U.S. Even though many students who initially fail do pass on a subsequent attempt, passing the test on the first attempt is important to the students of these schools, as it is viewed favorably by the residency training programs to which they are applying. First time pass rates also are viewed by the U.S. accreditors and those international medical schools whose accreditors are approved by the U.S. Department of Education as an indicator of the quality of the medical school. The Department has set a standard of 75% pass rate on Step 1 as part of the eligibility criteria for Title IV funding.

Historically Adtalem’s medical schools set absolute goals based on historical performance. To ensure our high performance standards evolve with a changing examination, in 2016 we established goals based on performance relative to other medical schools. Threshold pass rates were set to be consistent with average performance at international medical schools, and the maximum goals were set to be consistent with average pass rates at U.S. medical schools. Target was set at the middle point between threshold and maximum.

B-1

Student Retention (Carrington College)

An institution’s retention level provides an indication of how well its students are persisting toward the goal of completing their academic programs and graduating. Carrington College calculates it by dividing the sum of the total number of students who were actively attending Carrington College at the end of the year and those who graduated by the total number of students who were actively attending at some point during the year. Carrington College reports its retention rate annually to its institutional accreditor, the Accrediting Commission of Community and Junior Colleges of the Western Association of Schools and Colleges (ACCJC-WASC). Student retention was chosen as an appropriate academic measure for Carrington College because it is perceived to be one of the best measures of the success of Carrington College’s students in its programs, and a strong indicator of students’ ability to secure employment and be able to pay back their student loans. Further, Carrington College already is required to calculate and report retention rates to ACCJC-WASC, as well as to set and achieve retention goals for continuous improvement.

The retention goals for fiscal year 2017 were set at levels calculated to serve Carrington College’s secondary objective of reducing its cohort default rate by 6%. Higher student retention rates correlate directly to lower cohort default rates. The targets were deemed to be appropriately rigorous in view of Carrington College’s historical retention rates and strategic direction. Carrington College’s historical retention rates have ranged between 81% and 84% over the last five years. A further consideration was the fact that Carrington College is moving toward offering more online alternatives for its students. Since retention rates for online students tend to be lower than for students studying in a campus setting, this is likely to bring down the rate. The appropriateness of the goals was reinforced by normative considerations. While ACCJC-WASC does not prescribe minimum standards, other accreditors do. As a comparison, one of Carrington College’s previous institutional accreditors, the Accrediting Council for Independent Colleges and Schools (ACICS) sets its minimum retention standard at 60%, and its benchmark standards at 65% for certificate programs and 70% for degree programs. Carrington College’s retention goals are significantly higher than the ACICS standard.

New Student Undergraduate Persistence – 3rd Session of Enrollment (DeVry University)

Persistence is a leading indicator of an institution’s ability to retain and graduate its students. DeVry University calculates persistence by dividing the sum of the total number of students who were actively attending DeVry University in a later session, excluding newly enrolled students, by the total number of students attending DeVry University in the immediately prior session (excluding students who graduate in the subsequent session). Student retention was chosen as an appropriate academic measure for DeVry University because it is a strong proxy for the graduation rate, which is calculated six years after the start of a student cohort and would therefore measure performance outside the performance period. For the August 2016 Performance Share grants, DeVry University chose to focus the goal specifically on new student undergraduate persistence in the third session of enrollment. This more-focused performance measure was selected based on analysis indicating a new student’s academic progression beyond the third session of enrollment is a strong indicator of persistence toward degree completion. DeVry University chose this as a performance measure to drive focus and improvement in this critical area.

DeVry University’s historical new student undergraduate persistence rates in the third session have ranged between 55% and 56% over the last three fiscal years. Targets were established to drive sustained academic quality in the short term, as campus closings are expected to impact persistence rates, and improved academic quality in the longer term as projects and investments focused on improved academic quality and student outcomes are implemented as part of DeVry University’s turnaround.

General Course Index (“IGC”) (Adtalem Brazil)

The General Course Index or “IGC” is a well-known independent objective measure of academic quality in the country of Brazil. The score is determined for all accredited higher education institutions across the country and all scores are published annually. IGC scores are determined by an independent agency and measure the quality of faculty, curriculum and instruction for each program within an institution. The ability to become or remain a fully accredited higher educational institution in Brazil is based primarily on this score.

Adtalem Brazil chose this measure to ensure continued focus on academic quality across its institutions and programs. Performance goals were established on a relative basis against other schools within Brazil to ensure continued to represent high-quality results. The threshold performance was set at 50th percentile of all schools and the target was set at 60th percentile to drive Adtalem Brazil’s goal of exceeding median scores.

B-2

APPENDIX C – THIRD AMENDED AND RESTATED INCENTIVE PLAN OF 2013

Adtalem Global Education Inc.
Third Amended and Restated Incentive Plan of 2013

1.       Purpose; Relationship to 2005 Plan. The purposes of the Adtalem Global Education Inc. Third Amended and Restated Incentive Plan of 2013 (the “Plan”) are (i) to encourage outstanding individuals to accept or continue employment with Adtalem Global Education Inc., formerly known as DeVry Education Group Inc. (“ATGE” or the “Company”) and its subsidiaries or to serve as directors of ATGE, and (ii) to furnish maximum incentive to those persons to improve operations and increase profits and to strengthen the mutuality of interest between those persons and ATGE’s stockholders by providing them stock options and other stock and cash incentives.

The Company currently maintains the DeVry Inc. Incentive Plan of 2005 (the “2005 Plan”). Upon approval of the Plan by the stockholders pursuant to Section 23, no further grants will be made under the 2005 Plan, but all prior grants under the 2005 Plan will remain outstanding in accordance with their terms. If the Plan is not approved by the stockholders, the 2005 Plan will remain in effect.

The Board of Directors of the Company originally approved the Plan, subject to stockholder approval, on May 15, 2013 and amended and restated the Plan on October 28, 2013, subject to shareholder approval, to reduce the number of shares available under the Plan pursuant to Section 4 below. On November 6, 2013, the stockholders of ATGE approved the Plan and a change of the Company’s name from DeVry Inc. to DeVry Education Group Inc. In furtherance of such name change, and under authority delegated by the Board of Directors, the Plan was amended and restated a second time on November 6, 2013 solely to reflect the Company’s new name. On May 22, 2017, the stockholders of ATGE approved a change in the Company’s name from DeVry Education Group Inc. to Adtalem Global Education Inc. On August 23, 2017, the Board of Directors approved a third amendment and restatement of the Plan, subject to approval of the stockholders, in order to reflect the Company’s new name, to increase the number of shares available for grant under the Plan, and to make certain other changes.

2.       Administration. The Plan will be administered by the Compensation Committee (the “Committee”) of the ATGE Board of Directors (the “Board”), which consists of two or more directors as the Board may designate from time to time, each of whom shall satisfy such requirements as:

(a)       the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Securities Exchange Act of 1934 (the “Exchange Act”);

(b)       the New York Stock Exchange may establish pursuant to its rule-making authority; and

(c)       the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Committee shall have the authority to construe and interpret the Plan and any awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other awards at or after grant (subject to Section 19), and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of ATGE and its stockholders and in accordance with the purposes of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee shall authorize the Company’s chief executive officer (the “CEO”) or one or more other officers of the Company to (i) select employees to participate in the Plan, (ii) determine, from the total number of option shares and other awards approved by the Committee, the number of option shares and other awards to be granted to such participants, and (iii) determine the applicable terms and conditions of such awards, except in each case with respect to awards to officers subject to Section 16 of the Exchange Act or officers who are or may become “covered employees” within the meaning of Section 162(m) of the Code (“Covered Employees”). Any reference in the Plan to the Committee (other than in Section 19) shall include such authorized officer or officers. The CEO or such other officer(s) authorized to select employees to receive such option shares and other awards shall provide written notice of all such action to the Committee.

Awards to the CEO shall be approved by a subcommittee of the Board consisting of all directors who meet the requirements of (a), (b) and (c) above, which shall constitute the “compensation committee” as defined in Section 162(m) of the Code for purposes of such awards.

3.       Participants. Participants may consist of all employees of ATGE and its subsidiaries and all non-employee directors of ATGE. Any corporation or other entity in which a 50% or greater interest is at the time directly or indirectly owned by ATGE shall be a subsidiary for purposes of the Plan. Designation of a participant in any year shall not require the Committee to designate that person to receive an award in any other year or to receive the same type or size of award as granted to the participant in any other year or as granted to any other participant in any year. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall consider all factors deemed relevant in selecting participants and in determining the type and amount of their respective awards.

4.       Shares Available under the Plan.

(a)       There is hereby reserved for issuance under the Plan an aggregate of 7,800,000 shares of ATGE common stock. If there is (i) a lapse, expiration, termination or cancellation of any Stock Option or other award granted under the Plan or the 2005 Plan prior to the issuance of shares thereunder or (ii) a forfeiture of any shares of restricted stock or shares subject to stock awards granted under the Plan or the 2005 Plan prior to vesting, the shares subject to these options or other awards shall be added to the shares available for awards under the Plan. Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant; provided that shares that are withheld for payment of the exercise price of a Stock Option, or for payment of tax withholding, shall be treated as issued. The total number of shares covered by a Stock Appreciation Right, rather than the net number of shares issued, shall be counted as used upon exercise of the right. In addition, any shares covered by a Stock Option, Stock Appreciation Right, or an award of Restricted Stock, Restricted Stock Units, or Performance Shares shall be treated as issued even if the award is settled in cash. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by ATGE.

(b)       During any fiscal year, no individual participant other than a non-employee director may receive Stock Options relating to more than 50% of the total number of shares reserved pursuant to the first sentence of this Section 4 (as amended from time to time), and no individual participant may receive Stock Appreciation Rights relating to more than 50% of the total number of shares reserved pursuant to the first sentence of this Section 4 (as amended from time to time). The shares reserved for issuance and the limitations set forth above shall be subject to adjustment in accordance with Section 15 hereof. All of the available shares (without adjustment) may, but need not, be issued pursuant to the exercise of Incentive Stock Options.

(c)       During any fiscal year, no non-employee director may receive grants for more than 50,000 shares.

5.       Types of Awards. Awards under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units, Performance Cash Awards, Annual Management Incentive Awards and Other Stock or Cash Awards, all as described below.

6.       Stock Options. Stock Options may be granted to participants, at any time as determined by the Committee. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall determine the number of shares subject to each option and whether the option is an Incentive Stock Option. The option price for each option shall be determined by the Committee, but shall not be less than 100% of the fair market value of ATGE’s common stock on the date the option is granted. Each option shall expire at such time as the Committee shall determine at the time of grant. Options shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant. The option price, upon exercise of any option, shall be payable to ATGE in full by (a) cash payment or its equivalent, (b) tendering previously acquired shares having a fair market value at the time of exercise equal to the option price or certification of ownership of such previously-acquired shares, (c) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to ATGE the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to ATGE, and (d) such other methods of payment as the Committee, at its discretion, deems appropriate. In no event shall the Committee (a) cancel any outstanding Stock Option for the purpose of reissuing the option to the participant at a lower exercise price or reduce the option price of an outstanding option, or (b) cause any Stock Option to be repurchased or otherwise cancelled in exchange for a payment of any form of consideration if the exercise price is greater than the fair market value of the shares covered by the Stock Option.

7.       Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) may be granted to participants at any time as determined by the Committee. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall determine the number of SARs to be granted to each participant. A SAR may be granted in tandem with a Stock Option granted under this Plan or on a free-standing basis. The grant price of a tandem SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the fair market value of ATGE’s common stock on the date of its grant. A SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines; provided, however, that the term shall not exceed the option term in the case of a tandem SAR or ten years in the case of a free-standing SAR. Upon exercise of a SAR, the participant shall be entitled to receive payment from ATGE in an amount determined by multiplying the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Committee. In no event shall the Committee (a) cancel any outstanding SAR for the purpose of reissuing the right to the participant at a lower exercise price or reduce the exercise price of an outstanding SAR, or (b) cause any SAR to be repurchased or otherwise cancelled in exchange for a payment of any form of consideration if the grant price is greater than the fair market value of the shares covered by the SAR.

8.       Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units may be awarded to participants under such terms and conditions as shall be established by the Committee. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall determine the amount or number of Restricted Stock and Restricted Stock Units to be granted to each participant. Restricted Stock Units provide participants the right to receive shares at a future date upon the attainment of certain conditions specified by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions and conditions as the Committee determines, including, without limitation, any of the following:

(a)       a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or

(b)       a requirement that the holder forfeit such shares or units in the event of termination of employment during the period of restriction.

All restrictions shall expire at such times as the Committee shall specify.

9.       Performance Stock and Performance Stock Units. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall designate the participants to whom shares of Performance Stock and Performance Stock Units are to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than 12 months except in the case of a newly hired participant. Each award of Performance Stock shall consist of a number of shares of stock that shall be issued upon the grant of the award, but shall be subject to forfeiture if the stated performance goals are not achieved, and each award of Performance Share Units shall entitle the participant to a payment in the form of shares of common stock upon the attainment of performance goals, in both cases subject to such other terms and conditions as the Committee may specify.

Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The maximum number of shares of Performance Stock and Performance Stock Units that may be earned by any Covered Employee in any fiscal year shall not exceed 50% of the total number of shares reserved pursuant to the first sentence of this Section 4 (as amended from time to time). The Committee may, in its discretion, make a cash payment equal to the fair market value of shares of common stock otherwise required to be issued to a participant pursuant to a Performance Stock Unit award.

10.       Performance Cash Awards. The Committee or, if authorized pursuant to Section 2 hereof, the CEO or one or more other officers of the Company shall designate the participants to whom Performance Cash Awards (“Performance Cash Awards”) are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than 12 months except in the case of a newly hired participant. Each Performance Cash Award shall entitle the participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Cash Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The maximum amount earned by a Covered Employee in any fiscal year may not exceed $5,000,000. The Committee may, in its discretion, substitute actual shares of common stock for the cash payment otherwise required to be made to a participant pursuant to a Performance Cash Award.

11.       Annual Management Incentive Awards. For each fiscal year commencing with the fiscal year beginning July 1, 2014, there is hereby established an incentive pool equal to 5% of ATGE’s consolidated operating earnings for the fiscal year. The Committee may, by resolution adopted during the first 90 days of the fiscal year, allocate an incentive pool percentage to each designated participant for each fiscal year; but if the Committee does not adopt a different allocation, then 20% of the incentive pool shall be allocated to each person who is a “named executive officer” of the Company for the fiscal year, as defined by Item 402(a)(3)(i) through (iii) (but not (iv)) of SEC Regulation S-K), determined as of the end of the fiscal year and disregarding any person who is a named executive office solely by reason of having served as principal executive officer or principal financial officer earlier in the fiscal year. In no event may the incentive pool percentage for any one participant exceed 20% of the total pool, regardless of how many participants are allocated a percentage. Consolidated operating earnings shall mean the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Special Items. Special Items shall include (i) gains or losses on the disposition of a business, (ii) changes in tax or accounting regulations or laws, or (iii) the effect of a merger or acquisition, as determined in accordance with generally accepted accounting principles.

As soon as possible after the determination of the incentive pool for a fiscal year, the Committee shall certify each participant’s allocated portion of the incentive pool based upon the percentage established in the preceding paragraph. The participant’s incentive award then shall be determined by the Committee (or, in the case of the CEO, the outside members of the Board as provided in the last paragraph of Section 2) based on the participant’s allocated portion of the incentive pool subject to reduction in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a participant be increased in any way, including as a result of the reduction of any other participant’s allocated portion, and in no event shall any person be entitled to any Annual Management Incentive Award under this Section 11 until the Committee has affirmatively certified such person’s allocated share of the incentive pool and the final amount of such person’s payment.

12.       Other Stock or Cash Awards. In addition to the incentives described in Sections 6 through 11 above, the Committee may grant other incentives payable in cash or in common stock under the Plan as it determines to be in the best interests of ATGE and subject to such other terms and conditions as it deems appropriate; provided an outright grant of stock will not be made unless it is offered in exchange for cash compensation that has otherwise already been earned by the recipient.

13.       Performance Criteria. Awards of Stock Options, SARs, Performance Stock, Performance Stock Units, Performance Cash Awards and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of ATGE common stock; return on net assets, equity or stockholders’ equity; market share; total return to stockholders; or measurable student outcomes or satisfaction (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude Special Items (as defined in section 11 above). In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee not later than the issuance of an award.

Notwithstanding the foregoing, any award of Performance Stock, Performance Stock Units, or Performance Cash Awards to a Covered Employee shall be subject to the following requirements, unless the Committee determines at the time of grant that the award is not intended to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code:

(a)       The Performance Criteria for such award shall be established by the earlier of the first 90 days, or the first 25%, of the period of service to which the award relates (which may be the period commencing on the participant’s date of employment, even if the Performance Criteria takes into account periods prior to such date), and at a time when achievement of the Performance Criteria is substantially uncertain.

(b)       The Performance Criteria for such award shall be limited to one or more of the specific Performance Criteria listed above, and shall be stated in terms so that a third party having knowledge of the relevant performance results could calculate the amount to be paid pursuant to the award; provided that the foregoing shall not preclude the Committee from exercising negative discretion to reduce a Covered Employee’s award based upon other criteria, including its subjective evaluation of the Covered Employee, to the extent permitted by the terms of the award.

(c)       The Committee may not in any event increase the amount of compensation payable to the Covered Employee upon the attainment of the Performance Criteria.

(d)       Payment to the Covered Employee may not be made unless the Committee has certified the extent to which the Performance Criteria have been satisfied.

14.       Change in Control.

(a)       No awards granted under the Plan after November 8, 2017 shall vest solely by reason of the occurrence of a Change in Control of ATGE, unless, as a result of the Change in Control, either ATGE (or the successor to its business) is no long publicly traded or all outstanding awards are terminated and the successor to ATGE’s business does not either assume such awards or issue new awards in substitution for such awards, in either of which cases the Committee may provide for accelerated vesting of outstanding awards and make such other adjustments as may be appropriate pursuant to Section 15.

(b)       In the event that a participant’s employment is terminated without cause within two years following a Change in Control not described in Section 14(a) then, except as otherwise provided below, all outstanding Stock Options and SARs shall become vested and exercisable; all restrictions on Restricted Stock and Performance Stock shall lapse; all Performance Cash Awards, Restricted Stock Units and Performance Stock Units shall be paid out as promptly as practicable; provided that to the extent the vesting of any award is based upon the achievement of performance goals, such award shall vest only to the extent that the Committee determines that such goals were either achieved, or would have been achieved, at the time of the termination, or on such other basis as the Committee determines to be equitable. The Committee may modify the foregoing provisions either in the terms of an award agreement, or, with the participant’s consent, upon a participant’s termination of employment. For purposes of the Plan, “cause” shall have the meaning set forth in a participant’s award agreement or, if the award agreement does not otherwise specify, shall be determined by the Committee in good faith.

(c)       A “Change in Control” shall mean:

(i)       the sale or disposition by the Company of all or substantially all of the assets of the Company (or any transaction having a similar effect);

(ii)       the consummation of a merger or consolidation of the Company with any other entity other than (A) a merger or consolidation which would result in the voting interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting interests of the surviving entity) at least 50% of the combined voting power of the voting interests of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction); or

(iii)       the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the then outstanding voting interests of the Company but excluding, for this purpose, any such acquisition by the Company or any of its affiliates, or by any employee benefit plan (or related trust) of the Company or any of its affiliates.

15.       Adjustment Provisions.

(a)       In the event of any change affecting the shares of ATGE Common Stock by reason of stock dividend, stock split, reverse stock split, spin-off, recapitalization, merger, consolidation, reorganization, share combination, exchange of shares, stock rights offering, liquidation, extraordinary cash dividend, disaffiliation of a subsidiary or similar event, the Committee shall make such adjustments (if any) as it deems appropriate and equitable, in its discretion, to outstanding awards to reflect such event, including without limitation, (1) adjustments in the aggregate number or class of shares which may be distributed under the Plan, the maximum number of shares which may be made subject to an award in any year and in the number, class and option price or other price of shares subject to the outstanding awards granted under the Plan; (2) the substitution of other property (including, without limitation, other securities) for the stock covered by outstanding awards; and (3) in connection with any disaffiliation of a subsidiary, arrangement for the assumption, or replacement with new awards, of awards held by participants employed by the affected subsidiary by the entity that controls the subsidiary following the disaffiliation.

(b)       In the event of any merger, consolidation or reorganization of ATGE with or into another corporation which results in the outstanding common stock of ATGE being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Committee in its discretion, for each share of common stock then subject to an award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock of ATGE will be entitled pursuant to the transaction.

16.       Substitution and Assumption of Awards. The Board of Directors or the Committee may authorize the issuance of awards under this Plan in connection with the assumption of, or substitution for, outstanding awards previously granted to individuals who become employees of ATGE or any subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization other than a Change in Control, upon such terms and conditions as the Committee may deem appropriate.

17.       Nontransferability. Each award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the participant’s lifetime only by the participant or, in the event of disability, by the participant’s personal representative. In the event of the death of a participant, exercise of any award or payment with respect to any award shall be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the award shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at its discretion, the Committee may permit the transfer of an award other than an Incentive Stock Option by the participant, on a general or specific basis, subject to such terms and conditions as may be established by the Committee.

18.       Taxes. ATGE shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and ATGE may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. A participant may pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt of shares hereunder by electing to have ATGE withhold shares of common stock, having a fair market value equal to the amount required to be withheld. All awards under this Plan are intended to be exempt from, or to satisfy, the requirements of Section 409A of the Code, and to the maximum extent permitted by law the Plan and all award agreements shall be so interpreted and administered. Without limiting the generality of the foregoing, if any participant is a “specified employee” at the time that he incurs a “separation from service”, as both such terms are defined by Section 409A, any amount that becomes payable to such participant by reason of such separation from service that constitutes a form of deferred compensation subject to Section 409A shall not be paid until the earlier of the first day of the seventh month following the month that includes the separation from service or the date of the participant’s death. Notwithstanding the foregoing, in no event shall the Company, the members of the Committee, or any other person have any obligation to indemnify or reimburse any participant for any additional taxes or penalties imposed on such participant by reason of Section 409A.

19.       Duration, Amendment and Termination. No award shall be granted more than ten years after the date of adoption of this Plan by the Board of Directors; provided, however, that the terms and conditions applicable to any award granted on or before such date may thereafter be amended or modified by mutual agreement between ATGE and the participant, or such other person as may then have an interest therein. The Board of Directors or the Committee may amend the Plan from time to time or terminate the Plan at any time. However, no such action, and no amendment or modification of an award, shall reduce the amount of any existing award or change the terms and conditions thereof in a manner that is adverse to the interests of the participant, without the participant’s consent, except as otherwise permitted. No amendment to the Plan that is material, within the meaning of New York Stock Exchange listing requirements or other applicable law, shall be made without stockholder approval.

20.       Fair Market Value. The fair market value of ATGE’s common stock at any time shall be determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation.

21.       Other Provisions.

(a)       Except as otherwise provided below, no portion of any award shall vest until the first anniversary of the date of grant. The foregoing shall not apply to (i) grants to non-employee directors, (ii) awards issued pursuant to Section 16,

(iii) awards the vesting of which is accelerated on termination of employment for reasons beyond the control of the participant, as specified by the Committee, including involuntary termination without cause, death, disability, and retirement, and (iv) awards covering in the aggregate a number of shares that does not exceed ten percent (10%) of the total number of shares reserved for issuance under the Plan granted in special circumstances as specified by the Committee, including but not limited to grants to a newly hired participant in recognition of forfeited compensation related to his prior employment.

(b)       Any award under the Plan may also be subject to other provisions (whether or not applicable to an award granted to any other participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the participant’s employment, requirements or inducements for continued ownership of common stock after exercise or vesting of awards, forfeiture of awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment, or provisions permitting the deferral of the receipt of an award for such period and upon such terms as the Committee shall determine.

(c)       In the event any award under this Plan is granted to an employee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules.

(d)       The Committee, in its sole discretion, but subject to the requirements of Section 409A of the Code, may permit or require a participant to have amounts or shares of common stock that otherwise would be paid or delivered to the participant as a result of the exercise or settlement of an award under the Plan (other than a Stock Option or SAR) credited to a deferred compensation or stock unit account established for the participant by the Committee on the Company’s books of account.

22.       Governing Law. The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Delaware (without regard to applicable Delaware principles of conflict of laws).

23.       Stockholder Approval. This third amendment and restatement of the Plan was adopted by the Board of Directors on August 23, 2017, subject to stockholder approval. The Plan and any awards granted thereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders; provided, however, that to the extent that any such award could have been made under the terms of the Plan prior to this third amendment and restatement, such award shall remain in effect and be treated as having been made under the Plan prior to the third amendment and restatement.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E33494-P96917

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADTALEM GLOBAL EDUCATION INC.

The Board of Directors recommends that you vote FOR all of the nominees listed in Item 1.

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees:

01) Lyle Logan
02) Michael W. Malafronte
03) Ronald L. Taylor
04) Lisa W. Wardell
05) Ann Weaver Hart
06) James D. White
07) William W. Burke
08) Kathy Boden Holland

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.	☐	☐	☐
3. An advisory vote on the approval of the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote EVERY YEAR on the following proposal:

	Every Year	2 Years	3 Years	Abstain
4. An advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. Approve the Third Amended and Restated Incentive Plan of 2013.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please date and sign below exactly as your name(s) appear(s) hereon. Joint owners should all sign. When signing in a representative capacity (such as for an estate, trust, corporation or partnership), please indicate title or capacity.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E33495-P96917

PROXY **PROXY**

ADTALEM GLOBAL EDUCATION INC.
Annual Meeting of Shareholders
November 8, 2017, 9:00 AM

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Gena L. Ashe and Patrick J. Unzicker as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all shares of Common Stock of Adtalem Global Education Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, November 8, 2017, at 9:00 a.m. Central Standard Time at Adtalem Global Education's home office at 3005 Highland Parkway, Downers Grove, Illinois 60515 and all adjournments thereof.

The shares represented by this Proxy will be voted as specified. If no choice is specified, this Proxy will be voted "FOR ALL" in Item 1, "FOR" Items 2 and 3, "EVERY YEAR" on Item 4, and "FOR" Item 5.

The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED PREPAID ENVELOPE.

(Continued and to be signed on reverse side.)